                                                                   Exhibit 10.35

================================================================================

            Indenture, Mortgage, Deed of Trust, Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement

                                  Deed of Trust

                       THIS IS A CREDIT LINE DEED OF TRUST
           (In North Carolina, This Is a Future Advance Deed of Trust)

           The maximum aggregate amount of principal to be secured at any one time under this Deed of Trust is $200,000,000

Name of the Beneficiary secured by this
Deed of Trust:                            Wells Fargo Bank Northwest,
                                          National Association

Address to which communications to the
Beneficiary may be mailed or delivered:   MAC: U1228-120
                                          299 South Main Street, 12th Floor
                                          Salt Lake City, Utah  84111
                                          Attention: Corporate Trust Services

                            dated as of May 23, 2003

                                     between

                         U.S. Bank National Association,
          a national banking association (as successor to State Street
        Bank and Trust Company of Connecticut, National Association), not
          in its individual capacity, but solely as Owner Trustee under the Amended and Restated Trust Agreement
                       (1997-D) dated as of May 23, 2003,
                                     Grantor

         Patrick Thebado, an individual, not in his individual capacity, but solely as Co-Trustee under the Amended and Restated
                            Trust Agreement (1997-D)
                            dated as of May 23, 2003,
                                    Grantor,

                                       and

      Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity, except as expressly stated herein, but solely as Indenture Trustee with respect to the administration of the Estate, and in its separate trust capacity as Beneficiary, Mortgagee and Grantee

                     This is a Purchase Money Deed of Trust
             Except as set forth in Section 22.17 of this Indenture
               with respect to Property located in North Carolina

 With respect to the Property located in the District of Columbia, this Deed of
    Trust secures $14,997,768.43 of purchase money, pursuant to a Deed dated
                  ,          and recorded as instrument number             .
     -------------  --------                                   ------------

                                    Securing

                     4.04% Secured Note due January 10, 2011

                              Issued in respect of:

Washington Office, Washington, D.C.
St. Petersburg Operations Center, St. Petersburg, FL.
Southside Center, College Park, GA.
Northeast Center, Tucker, GA.
Calvert Center, Baltimore, MD.
Charles Street, Baltimore, MD.
Veirs Mill, Silver Spring, MD.
Triad Center, Greensboro, N.C.
Columbia Control Center, Columbia, S.C.
Arlington Main, Arlington, VA.
NationsBank Center, Norfolk, VA.
NationsBank Center - Richmond, Richmond, VA.
Two Commercial Place, Norfolk, VA.
Villa Park, Richmond, VA.

================================================================================

Notes to Pinellas County, Florida Clerk:

This is a Multi-State Mortgage which encumbers and describes Mortgaged Property located within the State of Florida and Mortgaged Property located outside of the State of Florida. All promissory notes and any other written obligations to pay the indebtedness secured hereby have been executed and delivered outside of the State of Florida. The Principal Amount of the indebtedness secured by this mortgage is $200,000,000.00. The value of the Florida Property mortgaged by this Mortgage is $4,134,000.27 and the Total Value of all Mortgaged Property described in this Mortgage is $298,128,717.32, All as more particularly detailed in Schedule III attached to this Mortgage. Pursuant to Florida Administrative Code Rule 12b-4.053(31)(b), Florida Documentary Stamp Tax in the amount of $9,730.00 is being paid upon recording of this Mortgage based on a Documentary Stamp Tax Base of $2,780,000.00, which is equal to the percentage (1.39%) Of the $200,000,000.00 Secured indebtedness which the value of the Florida Property Mortgaged hereby bears to the Total Value of all Mortgaged Property described in this Mortgage.

Pursuant to Section 199.133(2) of the Florida Statutes, Florida nonrecurring Intangible Tax in the amount of $5,560.00 is being paid upon recording of this Mortgage on an Intangible Tax Base of $2,780,000.00, which is the lesser of (a) the value of the Florida Real Property Mortgaged hereby ($4,134,000.27) and (b) $2,780,000.00, which is equal to the percentage (1.39%) of the $200,000,000.00 secured

Indebtedness which the value of the Florida Real Property Mortgaged hereby bears to the $298,128,717.32 Total Value of all collateral securing the indebtedness.

Notice to Georgia Clerk: The maximum intangibles tax of $25,000.00 is being paid to the Clerk of Fulton County.

On the Closing Date, the Grantor shall issue to the Pass Through Trustee one Secured Note, secured by this indenture, dated the closing date, in the principal sum equal to Two Hundred Million Dollars ($200,000,000) and maturing on January 10, 2011.

Notice to District of Columbia Clerk: This Indenture, Mortgage, Purchase Money Deed of Trust, Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement secures a consolidated loan in the amount of $200,000,000.00. This Property is one of fourteen (14) properties securing such loan and, solely for purposes of the calculation of recordation and intangibles tax, the land parcels secured by this Purchase Money Deed of Trust represents approximately $14,997,768.43 of the total amount of the loan secured hereby.

This Deed of Trust is a financing statement and a security agreement under the Uniform Commercial Code covering goods which are to become fixtures on the real property described herein, as well as a deed of trust and shall be deemed to constitute a fixture filing to be filed of record in the real estate records.

                                Table of Contents

                                                                                                            Page
Recitals.......................................................................................................1

Granting Clauses...............................................................................................2

Article I               Definitions and Interpretation.........................................................8

       Section 1.01.    Definitions............................................................................8
       Section 1.02.    Resolution of Drafting Ambiguities....................................................12
       Section 1.03.    Provisions Concerning Particular States...............................................12

Article II              The Secured Notes.....................................................................13

       Section 2.01.    Issuance of Secured Notes; Terms of Secured Notes, Etc................................13
       Section 2.02.    General Provisions Relating to Secured Notes..........................................13
       Section 2.03.    [Reserved]............................................................................16
       Section 2.04.    Required Prepayment Following Event of Loss, Condemnation or Event of
                           Taking; Other Required Prepayments.................................................16
       Section 2.05.    Optional Prepayment or Purchase.......................................................17
       Section 2.06.    Notice of Prepayment..................................................................18
       Section 2.07.    Maturity of Prepayments...............................................................18
       Section 2.08.    Cancellation of Secured Notes; No Reissue.............................................18
       Section 2.09.    Registration, Transfer and Exchange of Notes..........................................19
       Section 2.10.    Replacement of Secured Notes..........................................................20
       Section 2.11.    Payment of Taxes or Other Governmental Charges........................................20
       Section 2.12.    Status of New Secured Notes...........................................................20
       Section 2.13.    Ascertainment of status of Holder.....................................................20
       Section 2.14.    Certificates as to Issue of New Secured Notes.........................................21
       Section 2.15.    Notations on Transfer of Secured Notes................................................21
       Section 2.16.    Certain Agreements of Grantor Regarding Ownership of Secured Notes....................21
       Section 2.17.    Taxes; Withholding....................................................................21

Article III             No Claims Against The Indenture Trustee, Etc..........................................22

       Section 3.01.    No Claims Against the Indenture Trustee, Etc..........................................22

Article IV              Covenants and Representations and Warranties of the Grantor...........................22

       Section 4.01.    Certain Agreements of the Grantor.....................................................22
       Section 4.02.    Notice of Condemnation, Casualty, Event of Loss, Event of Taking or
                           Default, Furnishing Copies of Documents............................................22
       Section 4.03.    Certain Limitations on Actions of the Grantor, Etc....................................23

       Section 4.04.    Payment of Moneys to the Indenture Trustee............................................23
       Section 4.05.    Further Assurances; Financing Statements..............................................23
       Section 4.06.    Appointment of the Indenture Trustee as Attorney......................................24
       Section 4.07.    Liability of the Grantor Under Other Operative Documents: Absence of
                           Liability of Indenture Trustee........./...........................................24
       Section 4.08.    Representations and Warranties........................................................24
       Section 4.09.    Transfers.............................................................................24
       Section 4.10.    Subordinate Financing.................................................................25
       Section 4.11.    Insurance.............................................................................28
       Section 4.12.    Residual Value Insurance Policy.......................................................29

Article V               No Credit for Payment of Taxes........................................................29

       Section 5.01.    No Credit for Payment of Taxes........................................................29

Article VI              Application of Proceeds From Estate...................................................29

       Section 6.01.    Application of Proceeds Prior to Indenture Default....................................29
       Section 6.02.    Application of Other Amounts Held by Indenture Trustee Upon Default...................30
       Section 6.03.    Retention of Amounts by Indenture Trustee.............................................30
       Section 6.04.    Application of Payments Upon Optional Prepayment, Obsolescence
                           Termination, Event of Loss, Burdensome Buyout or Event of Taking, Etc..............31
       Section 6.05.    Payments After Declaration of Lease Event of Default or Acceleration..................32
       Section 6.06.    Application of Certain other Payments.................................................33
       Section 6.07.    Other Payments........................................................................33
       Section 6.08.    Excepted Payments.....................................................................34

Article VII             Events of Default; Declaration of Secured Notes Due...................................34

       Section 7.01.    Events of Default; Declaration of Secured Notes Due...................................34

Article VIII            Remedies, Etc.........................................................................37

       Section 8.01.    Remedies Under Lease and Other Documents..............................................37
       Section 8.02.    Legal Proceedings.....................................................................37
       Section 8.03.    Cost of Collection....................................................................38
       Section 8.04.    Notice of Claimed Default, Etc........................................................38
       Section 8.05.    No Waiver.............................................................................38
       Section 8.06.    Foreclosure...........................................................................38
       Section 8.07.    Power of Sale.........................................................................39
       Section 8.08.    Indenture Trustee Authorized to Execute Deeds, Etc....................................45
       Section 8.09.    Purchase of Estate by the Indenture Trustee or Holders................................45
       Section 8.10.    Receipt a Sufficient Discharge to Purchaser...........................................45
       Section 8.11.    Waiver of Appraisement................................................................46
       Section 8.12.    Sale a Bar............................................................................46

       Section 8.13.    Application of Proceeds of Sale after Foreclosure.....................................46
       Section 8.14.    Application of Proceeds...............................................................46
       Section 8.15.    Appointment of Receiver...............................................................46
       Section 8.16.    Possession, Management and Income.....................................................47
       Section 8.17.    Right of Indenture Trustee to Perform Covenants, Etc..................................48
       Section 8.18.    Remedies, etc, Cumulative.............................................................48
       Section 8.19.    No Action Contrary to the Lessee's Rights Under the Lease.............................49
       Section 8.20.    Restoration of Rights and Remedies....................................................49
       Section 8.21.    Discretion as to Security.............................................................49
       Section 8.22.    Delivery of Possession After Foreclosure..............................................49

Article IX              No Assumption of Lease Operative Documents............................................50

       Section 9.01.    No Assumption of Lease or Operative Documents.........................................50

Article X               The Indenture Trustee.................................................................50

       Section 10.01.   Duties of the Indenture Trustee.......................................................50
       Section 10.02.   Certain Actions Upon Instructions, Etc................................................52
       Section 10.03.   Action Upon Payment of Secured Notes or Transfer of the Property......................53
       Section 10.04.   Notices, Etc..........................................................................53
       Section 10.05.   Compensation, Expenses, Etc...........................................................53
       Section 10.06.   Representations and Warranties........................................................54
       Section 10.07.   Resignation, Removal and Replacement of the Indenture Trustee.........................54
       Section 10.08.   Successor Indenture Trustee by Merger, Consolidation, Etc.............................55
       Section 10.09.   Investment of Certain Moneys Held by Indenture Trustee................................55
       Section 10.10.   Appointment of Additional and Separate Trustees.......................................56
       Section 10.11.   Right to Engage a Special Servicer....................................................58

Article XI              Termination of Indenture; Partial Releases............................................59

       Section 11.01.   Termination of Indenture..............................................................59

Article XII             Waiver of Jury Trial..................................................................61

       Section 12.01.   Waiver of Jury Trial..................................................................61

Article XIII            Additional Security...................................................................61

       Section 13.01.   Additional Security...................................................................61

Article XIV             The Lease and the Operative Documents.................................................61

       Section 14.01.   The Lease and the Other Operative Documents...........................................61
       Section 14.02.   Assignment of Rights under the Lease and Other Operative Documents....................62
       Section 14.03.   Payment of Assigned Sums..............................................................63

       Section 14.04.   Receipt, Distribution and Application of Payments.....................................63
       Section 14.05.   Limitation on Liability; Indemnity....................................................63
       Section 14.06.   Authorization and Direction to Lessee.................................................64

Article XV              Amendments and Supplements to Indentures and Other Documents..........................64

       Section 15.01.   Supplements and Amendments with Consent...............................................64
       Section 15.02.   Supplemental Indentures Without Consent...............................................66
       Section 15.03.   Indenture Trustee Protected...........................................................66
       Section 15.04.   Form of Request.......................................................................66
       Section 15.05.   Documents Mailed to Holders...........................................................66

Article XVI             Notices, Etc..........................................................................67

       Section 16.01.   Notices, Etc..........................................................................67

Article XVII            After-Acquired Property...............................................................67

       Section 17.01.   After-Acquired Property...............................................................67

Article XVIII           Rights of the Grantor to Cure Certain Lease Events of Default, Etc....................68

       Section 18.01.   Payments of Basic Rent................................................................68
       Section 18.02.   Other Curable Lease Defaults; Compliance..............................................68
       Section 18.03.   No Impairment of Estate; Subrogation..................................................68
       Section 18.04.   Lease Not to Be Declared in Default...................................................69
       Section 18.05.   Certain Other Rights of Grantor.......................................................69

Article XIX             Terms Subject to Applicable Law.......................................................71

       Section 19.01.   Terms Subject to Applicable Laws and Regulations......................................71

Article XX              Purchase of Secured Notes by the Grantor After Declaration of Default, Etc............71

       Section 20.01.   Purchase of Secured Notes by the Grantor After Lease Event of Default.................71

Article XXI             Security Agreement....................................................................72

       Section 21.01.   Security Agreement....................................................................72

Article XXII            Miscellaneous.........................................................................74

       Section 22.01.   Costs of Litigation...................................................................74
       Section 22.02.   Modification..........................................................................74
       Section 22.03.   Severability..........................................................................75
       Section 22.04.   Counterparts..........................................................................75

       Section 22.05.   Headings; References to Sections, Etc.................................................75
       Section 22.06.   Exculpation of Indenture Trustee and Deed of Trust State Trustees;
                           Substitution of the Trustee........................................................75
       Section 22.07.   Liability of the Owner Trustee and Co-Trustee.........................................75
       Section 22.08.   No Merger.............................................................................76
       Section 22.09.   Future Advances.......................................................................76
       Section 22.10.   [Reserved]............................................................................78
       Section 22.11.   Estoppel Certificates.................................................................78
       Section 22.12.   Effective as a Financing Statement....................................................78
       Section 22.13.   Grantor's Successors..................................................................79
       Section 22.14.   Subrogation to Existing Liens; Vendor's Lien..........................................79
       Section 22.15.   Application of Payments to Certain Indebtedness.......................................79
       Section 22.16.   Compliance with Usury Laws............................................................79
       Section 22.17.   Purchase Money Mortgage...............................................................80

Article XXIII           Assumption of Obligations of Grantor by the Lessee....................................80

       Section 23.01.   Assumption of Obligations of Grantor by the Lessee....................................80

Schedule I        --    Description of Land Parcels
Schedule II       --    Description of Improvements
Schedule III      --    Allocation of Property Values

Exhibit 1         --    Form of Secured Notes

Appendix A        --    Defined Terms

Annex A           --    Master Schedule of Debt Service Payments

     Indenture, Mortgage, Deed of Trust, Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement (this "Indenture" or this "Agreement"), dated as of May 23, 2003, among U.S. Bank National Association, a national banking association (as successor to State Street Bank and Trust Company of Connecticut, National Association), not in its individual capacity, but solely as Owner Trustee under the Amended and Restated Trust Agreement (1997-D) dated as of May 23, 2003, whose address is 225 Asylum Street, 23rd Floor, EX-CT-SS, Hartford, Connecticut 06103, Attention: U.S. Bank Corporate Trust Services (the "Owner Trustee"), Patrick Thebado, an individual, not in his individual capacity, except as expressly provided herein, but solely as Co-Trustee under the Amended and Restated Trust Agreement (1997-D) dated as of May 23, 2003, whose address is c/o U.S. Bank National Association, 225 Asylum Street, 23rd Floor, EX-CT-SS, Hartford, Connecticut 06103, Attention: Patrick E. Thebado ("Co-Trustee"), Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity, except as expressly stated herein, but solely as Indenture Trustee with respect to the administration of the Estate hereunder (such term, and other terms used herein without definition, having the meanings provided in Section 1.01 hereof), whose address is MAC: 1228-120, 299 South Main Street, 12th Floor, Salt Lake City, Utah 84111, Attention: Corporate Trust Services (together with its successors and assigns, the "Indenture Trustee") acting for the equal and proportionate benefit and security of each of the Holders from time to time of the Secured Notes secured hereby, in Virginia and Washington, D.C., Alexander Title Agency, Incorporated, a Virginia corporation whose address is 5875 Trinity Parkway, Second Floor, Centerville, Virginia 20120, as trustee and grantee for indexing purposes (the "Virginia Deed of Trust Trustee" and the "Washington D.C. Deed of Trust Trustee") and in North Carolina, The Fidelity Company, a North Carolina corporation, with its principal office at One West Fourth Street, Winston-Salem, NC 27101, as trustee and grantee for indexing purposes (the "North Carolina Deed of Trust Trustee"; the Virginia Deed of Trust Trustee, the Washington D.C. Deed of Trust Trustee and the North Carolina Deed of Trust Trustee being sometimes referred to herein individually as a "Deed of Trust State Trustee" and collectively as "Deed of Trust State Trustees").

                                    Recitals

     A. The Grantor is the owner of the fee simple of each Land Parcel more particularly described in Schedule I hereto and the owner in fee simple of the Improvements more particularly described in Schedule II hereto, which Improvements are located on the respective Land Parcels indicated on such
Schedule II.

     B. The Grantor is the owner of good and marketable title to all the personalty.

     C. The Owner Trustee is indebted to the Holders in the principal amount of Two Hundred Million Dollars ($200,000,000) as evidenced by the Secured Notes, which indebtedness, together with all other obligations or amounts payable to the Indenture Trustee and/or the Holders pursuant to the Operative Documents, is secured by this Indenture and the other Indenture Documents.

     D. The Grantor has leased all of its interest in the Properties, and assigned all of its right, title and interest in and to the Existing Subleases, to the Lessee pursuant to the Lease.

     E. The Owner Trustee desires by this Indenture, among other things, (a) to provide for the issue by the Owner Trustee to the Pass Through Trustee on behalf of the Pass Through Trust of one or more Secured Notes evidencing participation in the financing of the Properties by making a loan to the Owner Trustee as provided in the Participation Agreement, and (b) to provide for the deposit, grant, sale, mortgage and pledge by the Grantor with, to and for the benefit of, the Indenture Trustee, as part of the Estate hereunder, among other things, of all of the respective estates, rights, titles and interests of the Grantor in and to the Properties and all payments and other amounts received hereunder or under the Operative Documents in accordance with the terms hereof (excluding Excepted Rights and Excepted Payments), as security for the obligations to the Holders, for the equal and proportionate benefit of such Holders, and as security for the obligations of the Grantor to the Indenture Trustee and the Holders under and pursuant to this Indenture and the other Operative Documents.

     F. The Grantor hereby acknowledges that each such Person understands that
(a) with respect to the Deed of Trust Properties, (i) this Indenture is a deed of trust and not a mortgage or a deed to secure debt and (ii) the power of sale provided for in this Indenture with respect to the Deed of Trust Properties provides substantially different rights and obligations from a deed to secure debt or a mortgage in the event of default or breach of obligation, (b) with respect to the Mortgage Properties, this Indenture is a mortgage and not a deed of trust or a deed to secure debt and (c) with respect to the Georgia Properties, (i) this Indenture is intended (x) to constitute a security agreement for purposes of the Uniform Commercial Code of Georgia and (y) to operate and to be construed as a deed passing legal title to the portion of the Estate constituting the Georgia Properties, and as to such portion of the Estate, is made under the provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage or deed of trust and (ii) the power of sale provided for in this Indenture with respect to the Georgia Properties provides substantially different rights and obligations from a deed of trust or mortgage in the event of default or breach of obligation.

     Now, Therefore, in consideration of the premises, the covenants contained herein and in the other Operative Documents and the purchase and acceptance of the Secured Notes and as Security for the repayment of the indebtedness and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Grantor, the Grantor agrees for the benefit of the Indenture Trustee and for the equal and proportionate benefit of the Holders, as follows:

                                Granting Clauses

     To secure the payment when and as due and payable of the principal sum of Two Hundred Million Dollars ($200,000,000) and all accrued and unpaid interest added to such principal as provided in Section 2.01, Redemption Premium, if any, and interest on and all other amounts in respect of the Secured Notes issued or to be issued by the Owner Trustee hereunder from time to time (the Secured Notes, the form of which is attached hereto as Exhibit 1, and all Secured Notes issued in exchange therefor or replacement thereof pursuant to Section 2.09 or

2.10 and any renewal or extension of, amendment or modification to or replacement for the foregoing being herein individually referred to as a "Secured Note" or "Note" and collectively referred to as the "Secured Notes" or "Notes"), the maturity date of such Secured Notes being January 10, 2011, and to secure the payment of all other indebtedness which this Indenture by its terms secures (including, without limitation, future advances as provided in Section 22.09) and compliance with all of the terms hereof and of the Secured Notes, and the performance and observance by the Grantor of its agreements and the conditions contained herein or in any of the other Operative Documents, the Grantor hereby, under and subject to the terms of this Indenture (including, without limitation, Article XVIII hereof), (a) as to that portion of the Estate constituting the Deed of Trust Properties, grants, bargains, sells, aliens, remises, delivers, warrants, pledges, assigns, transfers, sets over, confirms and conveys IN TRUST and with power of sale and right of entry as provided herein, to the Deed of Trust State Trustees, as grantees, for the benefit and security of the Indenture Trustee, as Beneficiary, under this Indenture and its successors and assigns, forever, for the equal and proportionate benefit and security of the Holders from time to time, a first deed of trust lien and a first priority security interest in respect of the Deed of Trust Properties, (b) as to that portion of the Estate constituting the Mortgage Properties creates, mortgages, grants, bargains, sells, aliens, remises, releases, delivers, warrants, pledges, assigns, transfers and conveys, with right of entry as provided herein, to the Indenture Trustee, as mortgagee, under this Indenture and its successors and assigns, forever, for the equal and proportionate benefit and security of the Holders from time to time, a first mortgage lien and a first priority security interest with respect to the Mortgage Properties, and (c) as to that portion of the Estate constituting the Georgia Properties, grants, bargains, sells, warrants, conveys, aliens, remises, releases, assigns, sets over and confirms unto the Indenture Trustee, as grantee, under this Indenture and its successors and assigns, forever, for the equal and proportionate benefit and security of the Holders from time to time, a first priority security title and security interest with respect to the Georgia Properties, in the following rights, interests and properties (collectively, the "Estate"):

                                    Granting

                                    Clause I

     Land Parcels. All estate, right, title and interest now held or hereafter acquired by the Grantor in and to each Land Parcel, in each case as more particularly described in Schedule I, together with and including, without limitation, all estate, right, title and interest of the Grantor in and to any oil, gas or other minerals in the Land Parcels, and the easements, rights of way, privileges, hereditaments, appurtenances, strips, gores, and other rights and interests belonging or pertaining to each Land Parcel. The interests of the Grantor are described in Schedules I and II.

                                    Granting

                                    Clause II

     Improvements. All estate, right, title and interest now held or hereafter acquired by the Grantor in and to the buildings now or hereafter erected upon each Land Parcel and all other

Improvements of every kind and description now or hereafter located thereon, including all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility facilities, parking areas, roads, driveways, walks and other site improvements, but excluding any trade fixtures or other personalty owned by the Lessee under the Lease or any other tenant under the provisions of any sublease permitted thereby (provided, however, that any statutory or common-law landlord's Lien or other contractual right which may at any time attach to any of such trade fixtures or other personalty is hereby assigned by the Grantor to the Indenture Trustee, and such property shall not be excluded from the Lien of this Indenture to the extent subject to any such Lien) and any utility facilities owned by any Person other than the Grantor; and including all equipment, machinery, elevators, fixtures and articles of personal property of every kind and description now or hereafter located on each Land Parcel or attached to the buildings thereat which by the nature of their location thereon or attachment thereto are real property under Applicable Laws and Regulations; and including all materials, to the extent owned by the Grantor, intended for construction, reconstruction, repair, alteration, addition or improvement of or to the buildings, equipment, fixtures, structures and improvements (but excluding equipment, fixtures, articles of personal property, business equipment and machinery owned by the Lessee or any tenant under the provisions of the Lease or any sublease permitted thereby and any utility facilities owned by any Person other than the Grantor (provided, however, that any statutory or common-law landlord's Lien or any contractual right which may at any time attach to any of such equipment, fixtures, articles of personal property, business equipment or machinery are hereby assigned by the Grantor to the Indenture Trustee, and such property shall not be excluded from the Lien of this Indenture to the extent subject to any such Lien)), all of which materials shall be deemed to be part of the Estate immediately upon the acquisition or delivery thereof to the relevant Land Parcel and to be part of the buildings thereat immediately upon their incorporation therein (the foregoing being collectively referred to herein as the "Improvements," it being understood that, for all purposes hereof, such term shall include, but not be limited to, the Improvements more particularly described in Schedule II hereto; each Land Parcel and the related buildings and other Improvements being collectively referred to as a "Property" and, together with each other Land Parcel and the related buildings and other Improvements, the "Properties").

                                    Granting

                                   Clause III

     The Lease. All estate, right, title and interest now held or hereafter acquired by the Grantor in, to and under the Lease, including, without limitation, (i) subject to Section 2.04, all amounts of Rent (including Basic Rent, Supplemental Rent and Stipulated Loss Value payments), insurance proceeds and condemnation, requisition and other awards and payments of any kind for or with respect to each Property or any other rights, interests or property included in the Estate (including, without limitation, proceeds and payments received pursuant to the exercise of any of the remedies provided in Article 19 of the Lease and proceeds from any sale, transfer, financing, refinancing or conversion into cash or liquidated claims, whether voluntary or involuntary, of any Property or any portion thereof), (ii) all rights of the Grantor (subject to
Section 18.05) to exercise any election or option or to make any decision or determination or to give any notice, consent, waiver or approval or to take any other action under or in respect of the

Lease or to accept any surrender or redelivery of any Property or any part thereof, as well as all of the rights, powers and remedies of the Grantor, whether acting under the Lease or by statute or at law or in equity, or otherwise, arising out of any Lease Event of Default or Lease Default, and (iii) all estate, right, title and interest of the Grantor as a secured party or lienholder thereunder to the extent a security interest or Lien may be deemed to be created by the Lease or the other Operative Documents.

                                    Granting

                                    Clause IV

     Existing Subleases. All estate, right, title and interest now held or hereafter acquired by the Grantor in, to and under the Existing Subleases, including, without limitation, but subject to the rights of the Lessee under
Article 16 of the Lease, (i) all amounts of rent, insurance proceeds and condemnation, requisition and other awards and payments of any kind for or with respect to any Property or any other rights, interests or property included in the Estate (including, without limitation, proceeds and payments received pursuant to the exercise of any of the remedies provided in any of the Existing Subleases and proceeds from any sale, transfer, financing, refinancing or conversion into cash or liquidated claims, whether voluntary or involuntary, of any Property or any portion thereof), (ii) all rights of the Grantor to exercise any election or option or to make any decision or determination or to give any notice, consent, waiver or approval or to take any other action under or in respect of the Existing Subleases or to accept any surrender or redelivery of any Property or any part thereof, as well as all the rights, powers and remedies of the Grantor, whether acting under the Lease or by statute or at law or in equity, or otherwise, arising out of any default thereunder, and (iii) all estate, right, title and interest of the Grantor as a secured party or lienholder thereunder to the extent a security interest or Lien may be deemed to be created by the Existing Subleases or the other Operative Documents.

                                    Granting

                                    Clause V

     Rents, Issues and Profits. All estate, right, title and interest of the Grantor in and to: (i) all rents, additional rents, royalties, issues, profits, receipts, revenue (including any revenue relating to parking at any Property), income and other benefits now or hereafter accruing with respect to the Improvements or the Land Parcels, (ii) all rents and other sums now or hereafter payable to the Grantor pursuant to the Lease or any other Operative Document,
(iii) all other sums now or hereafter payable to the Grantor with respect to the use, occupancy, development, management, operation or control of any or all of the Properties, and (iv) all other claims, rights, powers, privileges and remedies, if any, now or hereafter belonging to, or accruing with respect to, the Properties, including, if any, fixed, additional and percentage rents, occupancy charges, security deposits, parking, maintenance, common area, insurance, utility and service charges and contributions (whether collected under the Lease or otherwise), proceeds of sale of electricity, gas, heating, air conditioning and other utilities and services (whether collected under the Lease or otherwise), deficiency rents and liquidated damages following default or cancellation (all of which rents and other sums described in clauses (i) through (iv), inclusive, of this Granting Clause being collectively referred to herein as the "Rents"), it being understood that the assignment of Rents pursuant to this Granting Clause shall be effective immediately upon the execution of this Indenture and continuing thereafter and is not conditioned upon the occurrence of any Default hereunder or any other contingency or event.

                                    Granting

                                    Clause VI

     Restitution Due to Invalidity. All estate, right, title and interest now held or hereafter acquired by the Grantor in and to any right to restitution from any party to the Overall Transaction in respect of any determination of invalidity of the Lease or any of the other operative Documents.

                                    Granting

                                   Clause VII

     Deposits with Indenture Trustee. All moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee, pursuant to any term of this Indenture, the Participation Agreement, the Lease or any other Operative Document and held or required to be held by the Indenture Trustee hereunder or thereunder.

                                    Granting

                                   Clause VIII

     The Permits. All estate, right, title and interest of the Grantor in and to any licenses, authorizations, certificates, variances, consents, approvals and other permits now or hereafter relating to any Property.

                                    Granting

                                    Clause IX

     Agreements. All estate, right, title and interest of the Grantor in and to all agreements relating to any Property, including the Operative Documents and all existing and future leases and subleases, affecting the use, enjoyment, or occupancy of all or any part of any Property, together with any extension, renewal or replacement of the same, and the right, title and interest of Grantor, its successors and assigns, therein and thereunder, and all warranties and other contracts and agreements now or hereafter relating to any Property which have been or, on or after the Closing Date, will be assigned to the Grantor or to which the Grantor is or, on or after the Closing Date, becomes a party, including all construction, architectural, water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility supply and service contracts.

                                    Granting

                                    Clause X

     Other. All other property of every kind and description, including without limitation, the after acquired property referred to in Section 17.01 hereof, real, personal and mixed, tangible or intangible and interests therein now held or hereafter acquired by the Grantor pursuant to the provisions of the Lease, the Participation Agreement, the Existing Subleases or any of the other Operative Documents, or otherwise, whether located on or included in any of the Properties or elsewhere and whether or not subjected to the Lien of this Indenture, and the Indenture Trustee is hereby authorized to receive any such property and interests and to hold and apply any and all such property and interests subject to and in accordance with the terms of this Indenture.

                                    Granting

                                    Clause XI

     Rights Due to Breach of Lease or Other Operative Documents by the Lessee. All claims and rights to the payment of money at any time arising in connection with any rejection or breach of the Lease or any other Operative Document by the Lessee or any trustee of the Lessee under Section 365 of the Bankruptcy Code, 11 U.S.C. (S) 365, or similar rights under Applicable Laws and Regulations, including, without limitation, all rights to recover damages arising out of such breach or rejection and to make any elections in connection therewith, all rights to charges payable by the Lessee or such trustee in respect of the related Property following the entry of an order for relief under the Bankruptcy Code or other Applicable Laws and Regulations in respect of the Lessee and all rentals and other charges outstanding under the Lease as of the date of entry of such order for relief.

     To Have and to Hold as provided herein, and subject to the terms hereof, the above granted and described Estate unto the Indenture Trustee, as grantee and mortgagee in respect of the Properties, and its assigns, substitutes and successors, and the Deed of Trust State Trustees in Fee Simple (with respect to the Georgia Properties) forever, in Trust and with power of sale (with respect to the Deed of Trust Properties), in each case, upon the terms herein set forth, for the benefit and security of the Indenture Trustee, its successors and assigns, and the equal and proportionate benefit and security of the Holders from time to time, without preference of any of such Holders over any others by reason of priority in the time of issue or negotiation of the Secured Notes, or for any other reason.

     This Indenture confers on the trustee named herein as the Indenture Trustee the full power and authority to protect, conserve, sell, lease, encumber or otherwise to manage and dispose of the real property described herein and any interest therein and any part thereof.

     Title Warranty: The Grantor has, in the Grantor's own right, and the Grantor covenants to maintain good, marketable and indefeasible title in and to the Land Parcels and the Improvements, free and clear of all Lessor Liens except as otherwise provided in Section 6.4 of the Participation Agreement (or with respect to the Florida Property, any real estate taxes and assessments which are not yet due and payable).

     But Excluding However, from the property, rights and privileges subject to the Granting Clauses, all Excepted Payments and Excepted Rights.

     It is Hereby Covenanted and Agreed by the parties hereto that the foregoing creation, mortgage, grant, bargain, sale, alienation, remise, release, delivery, warrant, pledge, assignment, transfer, setting over, confirmation and conveyance (including, without limitation, as provided for in Granting Clause V) shall be effective immediately upon the execution of this Indenture and shall be continuing thereafter and is not conditioned upon the occurrence of any Default hereunder or any other contingency or event, and that the Estate is to be held and applied subject to the further terms herein set forth; and the Indenture Trustee hereby agrees to accept the trusts and duties herein set forth, and the Grantor and its successors and assigns, hereby covenants and agrees with the Indenture Trustee and the Deed of Trust State Trustees for the benefit and security of the Indenture Trustee and the equal and proportionate benefit and security of the Holders, as follows:

                                    Article I

                         Definitions and Interpretation

   Section 1.01. Definitions. For purposes of this Indenture, capitalized terms used in this Indenture and not otherwise defined in this Section 1.01 or otherwise in this Indenture shall have the meanings assigned to them in Appendix A, and the rules of usage set forth in Appendix A shall apply thereto and hereto. Unless otherwise indicated, references in this Indenture to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in or attached to this Indenture.

     "Authorized Officer" shall mean (i) with respect to the Indenture Trustee, any officer in the Corporate Trust Department of the Indenture Trustee who shall be duly authorized to authenticate a Secured Note or to execute any Operative Document or any certificate or document contemplated thereby and (ii) with respect to the Grantor, a Responsible Officer.

     "Beneficiary" shall mean the Indenture Trustee.

     "Debt Commitment" shall have the meaning specified in Section 2.01(a) hereof.

     "Deed of Trust Properties" shall mean the Properties located in the States of North Carolina and Virginia and in the District of Columbia.

     "District of Columbia Property" shall mean the Property located in Washington, D.C.

     "Estate" shall have the meaning specified in the Granting Clauses hereof.

     "Event of Default" shall have the meaning specified in Section 7.01 hereof.

     "Florida Property" shall mean the Property located in the State of Florida.

     "Georgia Properties" shall mean the Properties located in the State of Georgia.

     "Grantor" shall mean the Owner Trustee and the Co-Trustee appointed by the Owner Trustee pursuant to Section 9.2 of the Trust Agreement to serve as trustee for the Deed of Trust Properties solely for the purpose of acquiring, holding, transferring, mortgaging and otherwise granting security interests with respect thereto and owning such Deed of Trust Properties to the extent of the rights, powers, duties and obligations conferred on the Co-Trustee pursuant to the Trust Agreement.

     "Holder" or "holder" shall mean, as of any particular date, any registered holder of one or more Secured Notes as of such date.

     "Indenture Documents" shall mean any one or all, as the context may require, of this Indenture and/or the Maryland Security Documents.

     "Interest Payment Date" shall mean, with respect to the Secured Notes, each January 10, commencing on January 10, 2004 and ending on the date all amounts payable in respect of such Secured Notes have been paid in full and, with respect to any other Secured Note or Notes issued hereunder (including any Secured Note or Notes issued in replacement of or exchange for any thereof as herein provided), the date or dates specified in such Secured Note or Notes; provided, that if any such day is not a Business Day then the relevant Interest Payment Date shall be the next succeeding Business Day.

     "Insured Value" shall have the meaning specified in the Residual Value Insurance Policy.

     "Junior Indebtedness" shall have the meaning specified in Section 4.10(a) hereof.

     "Land Parcel" shall mean a parcel of Land identified in Schedule I.

     "Majority in Interest of Secured Note Holders" shall mean the Holders of more than fifty percent (50%) of the aggregate principal amount Outstanding of the Secured Notes at the time of such determination, provided, however, that, for purposes of this definition, any Secured Note held by or on behalf of the Grantor, the Lessee, the Owner Participant or any Affiliate of any thereof shall be excluded from the calculations contemplated hereby and/or by Section 2.13 hereof.

     "Maryland Security Documents" shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of the date hereof, among Grantor, Indenture Trustee and Trustee (as defined therein).

     "Mortgage Properties" shall mean the Properties located in the States of Florida, Georgia and South Carolina.

     "Note" shall mean a Secured Note.

     "Note Register" shall have the meaning specified in Section 2.09 hereof.

     "Note Registrar" shall have the meaning specified in Section 2.09 hereof.

     "Payment Date" shall mean, with respect to each Secured Note, an Interest Payment Date and/or a Principal Payment Date.

     "Principal Payment Date" shall mean, with respect to each Secured Note, each date on which a regularly scheduled payment of principal is due thereunder in accordance with the terms thereof; provided, that, if any such day is not a Business Day then the relevant Principal Payment Date shall be the next succeeding Business Day.

     "Record Date" shall mean, with respect to the interest or principal payable on any Interest Payment Date or Principal Payment Date, as the case may be, the 26th day of December (whether or not a Business Day) prior to the related Interest Payment Date or Principal Payment Date and, with respect to any other amount payable hereunder or under the Notes, the last calendar day (whether or not a Business Day) which is more than 15 calendar days prior to the date such amount is received by the Indenture Trustee as herein and in the Secured Notes provided.

     "Redemption Premium" applicable in respect of any prepayment of the principal of any Secured Note pursuant to clauses (b), (c), (d) or (f) of
Section 2.04 or Section 2.05(b) or any acceleration of the Notes pursuant to
Section 7.01 (such prepaid principal amount of any Secured Note being hereinafter referred to as the "Prepaid Principal"), shall mean the greater of
(a) zero and (b) the excess of:

          (i) the sum of the respective present values as of the date such Redemption Premium becomes due and payable of: (A) each payment of a scheduled installment of principal required to be made with respect to such Prepaid Principal during the remaining term to maturity of the Secured Notes, (B) without duplication, the payment of the principal balance required to be made at final maturity with respect to such Prepaid Principal, and (C) each payment of interest which would be required to be paid during the remaining term to maturity of the Secured Notes with respect to such Prepaid Principal (including upon final maturity), determined, in the case of each such required principal payment prior to maturity, principal payment at final maturity and interest payment, by discounting the amount thereof (on an annual basis) from the date fixed therefor back to the date such Redemption Premium becomes due and payable at the Reference Rate (assuming for such purpose that all such payments were made when due pursuant to the terms thereof and hereof, and that no other payment with respect to such Prepaid Principal was made), over

          (ii) the amount of such Prepaid Principal.

For purposes hereof, the "Reference Rate" applicable in respect of any Secured Note shall mean a per annum rate equal to the sum of one-half of one percent (.50%) plus the annual yield for United States Treasury securities having a maturity equal to the remaining weighted average life of the Secured Notes, as such annual yield is determined by the yields reported, as of 10:00 A.M. (New York City time) on the third Business Day preceding the date such amount becomes due and payable, on the display page of the Bloomberg Financial Markets Services Screen PX1 or the equivalent screen provided by Bloomberg Financial Markets Commodities News for actively traded U.S. Treasury securities having a maturity equal to the remaining weighted average life of the Secured Notes, or if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, then such annual yield shall be determined by reference to Federal Reserve Statistical Release H.15 (519) ("Release H.15") published most recently prior to the third Business Day preceding the date such amount becomes due and payable, or, if Release H.15 is no longer published, such annual yield as determined, at the expense of the Grantor, by an independent investment banking firm acceptable to the Grantor and the Indenture Trustee, provided, that if there shall be no actual United States Treasury security having a term to maturity equal to the remaining weighted average life of such Secured Notes, the annual yield for a United States Treasury security deemed to have such a term to maturity shall be linearly interpolated on a basis consistent with the annual yields of other United States Treasury securities as determined by reference to Release H.15, or (if Release H.15 is no longer published) as determined at the expense of the Grantor by such an independent investment banking firm. As used in this paragraph, remaining weighted average life shall be calculated by multiplying the amount of each remaining principal payment to be received by the time period remaining until such principal payment is scheduled to be received (with time periods being measured from the date of calculation of the remaining weighted average life) and then summing all of the foregoing amounts and dividing the resulting sum by the total amount of principal payments scheduled to be received.

     "Required Payment" shall have the meaning specified in Section 20.01 hereof.

     "Secured Note" shall mean any Secured Note issued hereunder substantially in the form set forth in Exhibit 1 hereto, as such form may be varied pursuant to the terms hereof or thereof, and such term includes each such Secured Note issued hereunder in exchange for or in replacement of any thereof in accordance with the terms hereof but such term does not include any note which evidences any Junior Indebtedness.

     "Security" shall have the meaning specified in Section 21.01(a) hereof.

     "Security Agreement" shall have the meaning specified in Section 21.01(a) hereof.

     "Special Servicer" shall have the meaning in Section 10.11 hereof.

     "State" shall mean any of the States of Florida, Georgia, Maryland, North Carolina and South Carolina, the Commonwealth of Virginia or the District of Columbia.

     "Superior Indebtedness" shall have the meaning specified in Section 4.10(a) hereof.

     "Transfer" shall have the meaning specified in Section 4.09(a) hereof.

     "Transferor" shall have the meaning specified in Section 4.09(a) hereof.

     "Virginia Properties" shall mean the Properties located in the Commonwealth of Virginia.

   Section 1.02. Resolution of Drafting Ambiguities. Each of the Grantor and the Indenture Trustee acknowledges that it was represented by counsel in connection with this Indenture and the other Operative Documents to which it is a party, that it and its counsel reviewed and revised this Indenture and such other Operative Documents and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Indenture and such other Operative Documents.

   Section 1.03. Provisions Concerning Particular States. Notwithstanding anything to the contrary contained herein or in any other Operative Document:

          1. To the extent the Estate includes the Mortgage Properties, (i) this instrument shall be deemed to be and shall be enforceable as a mortgage under the laws of the States of Florida and South Carolina, and as a security agreement, fixture filing statement, assignment of leases and rents and financing statement and (ii) the word "mortgagee" shall be deemed to refer to the Indenture Trustee (as mortgagee) and the Holders from time to time (each as a beneficiary).

          2. To the extent the Estate includes the Deed of Trust Properties, (i) this instrument shall be deemed to be and shall be enforceable as a deed of trust under the laws of the States of North Carolina and Virginia and of the District of Columbia, and as a security agreement, fixture filing statement, assignment of leases and rents and financing statement and (ii) the words "trustee" and "grantee" shall be deemed to refer to the Indenture Trustee (as trustee) and the Holders from time to time (each as a beneficiary).

          3. To the extent the Estate includes the Georgia Properties, (i) this instrument and conveyance is intended to operate and is to be construed as a deed passing title to the Georgia Properties to the Indenture Trustee and shall be deemed to be and shall be enforceable as a deed to secure debt and as a security agreement, assignment of leases and rents and financing statement, and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage and (ii) the word "grantee" shall be deemed to refer to the Indenture Trustee (as grantee) and the Holders from time to time (each as a beneficiary).

          4. Anything herein contained to the contrary notwithstanding, this Indenture shall not be effective as a deed of trust in the State of Maryland and shall not be recorded in such state. The Grantor agrees that it will execute the Maryland Security Documents and any other documents in connection therewith on the Closing Date.

                                   Article II

                                The Secured Notes

   Section 2.01. Issuance of Secured Notes; Terms of Secured Notes, Etc. (a) On the Closing Date, the Owner Trustee shall issue to the Pass Through Trustee on behalf of the Pass Through Trust one or more Secured Notes, dated the Closing Date and bearing thereon the Indenture Trustee's certificate of authentication, in the form of a Secured Note registered in the name of the Pass Through Trustee and in an aggregate principal amount equal to Two Hundred Million Dollars ($200,000,000) (the "Debt Commitment"). Except as otherwise provided in Section
2.10 (relating to mutilated, destroyed, lost or stolen Secured Notes) and the further provisions of this Section 2.01 (relating to accrued and unpaid interest and Redemption Premium, if any, added to the principal amount of the Secured Notes), the aggregate principal amount of the Secured Notes which may be originally issued hereunder shall not exceed the Debt Commitment and the aggregate face amount of any Secured Notes which may be outstanding at any one time hereunder shall not exceed the Debt Commitment.

     (b) Each Secured Note shall bear interest on the principal amount thereof from time to time outstanding from the date thereof until due and payable at the rate of 4.04% per annum (computed on the basis of a 360-day year of twelve (12) thirty (30) day months). Principal of and interest on each Secured Note shall be payable at the times and in the respective amounts set forth in the schedule of payments annexed to each Secured Note, which amounts shall be in the same proportion, respectively, as the original principal amount of each such Secured Note bears to the Debt Commitment; provided, however, that the last of such installments shall be in an amount sufficient to pay in full the accrued interest on, and unpaid principal amount of, each such Secured Note. Notwithstanding anything to the contrary in this Indenture or in the Secured Notes, all payments due hereunder or thereunder shall be paid after deducting any withholding taxes in accordance with Section 2.17 hereof.

     (c) The Secured Notes shall bear interest on the principal amount from time to time outstanding.

     (d) Each Secured Note shall be subject to prepayment only as provided in Sections 2.04 and 2.05, and shall bear interest at the Overdue Rate on any part of principal (including any overdue prepayment of principal) and, to the extent permitted by Applicable Laws and Regulations, on any premium and interest not paid when due for any period during which the same shall be overdue, payable on demand or, if not so demanded, on the next succeeding Interest Payment Date.

   Section 2.02. General Provisions Relating to Secured Notes. (a) All Secured Notes at any time Outstanding under this Indenture shall be equally and ratably secured by this Indenture, without preference, priority or distinction on account of the date or dates or the actual time or times of the issue of such Secured Notes, so that all Secured Notes at any time issued and Outstanding hereunder shall have the same right, lien, security, preference and priority by virtue of this Indenture.

     (b) Each Secured Note shall be executed on behalf of the Owner Trustee by an Authorized Officer. Secured Notes bearing the manual signature of an individual who was at the time of execution thereof the proper officer of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Secured Notes or did not hold such office at the respective dates of such Secured Notes. The Owner Trustee shall execute and deliver Secured Notes to the Indenture Trustee for authentication upon original issue and such Secured Notes shall thereupon be authenticated and delivered by the Indenture Trustee upon the written request of the Owner Trustee signed by an Authorized Officer. No Secured Note shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Secured Note a certificate of authentication in the form provided for in the form of Secured Note attached as Exhibit 1 hereto, executed by the Indenture Trustee by the manual signature of one of its Authorized Officers, and such certificate upon any Secured Note shall be conclusive evidence that such Secured Note has been duly authenticated and delivered hereunder.

     (c) All payments of principal, Redemption Premium, if any, interest and any other amounts to be made by the Grantor under the Secured Notes or by the Grantor under this Indenture shall be made only from the income and proceeds, from sale or otherwise, from the Estate and only to the extent that the Grantor shall have sufficient income or proceeds, from sale or otherwise, from the Estate to make such payments in accordance with the terms hereof. For recovery upon any Default hereunder, the Indenture Trustee may bring suit on the Secured Notes against the Grantor; provided, however, that subject to the next succeeding sentence, each Holder of a Secured Note, by acceptance of such Secured Note, agrees that insofar as the Grantor, the Owner Participant and their respective partners, shareholders, officers, directors, employees and agents (or any shareholders, partners, officers, directors, employees or agents of any thereof) are concerned, it will look solely to the income and proceeds from the Estate and no recourse shall be had for the payment of the principal, interest or Redemption Premium, if any, under the Secured Notes, or for any claim based thereon or otherwise in respect thereof, or based on or in respect of the Indenture against the Grantor, the Owner Participant or any shareholder, owner, partner, officer, director, agent, employee of any thereof, any legal representative, heir, estate, successor or assignee of any thereof, or any Person to which the Estate, or any part thereof or interest therein, shall have been transferred in accordance with the terms hereof, or against any property, assets or funds other than the Estate (except as expressly provided in this Indenture, the Secured Notes or any other Operative Document), and that insofar as the Indenture Trustee and its officers, directors, employees and agents are concerned, such Holder will look solely to the income and proceeds, from sale or otherwise, from the Estate to the extent available for distribution to such Holder as herein provided, and no recourse shall be had against any property, assets or funds of the Indenture Trustee other than the Estate, and that the Indenture Trustee shall not be personally liable to any Holder for any amounts payable under the Secured Notes or this Indenture or any other Operative Document (except as expressly provided in this Indenture, the Secured Notes or any other Operative Document). Nothing in this Section 2.02(c) shall be construed to limit in any way the remedies available against the Estate under
Article VIII or the remedies available against, or liability of, the Estate, the Lessee or any other Person under the Operative Documents or any Applicable Laws and Regulations (including, without limitation, as a result of a breach of a representation, warranty, covenant or other agreement made by any such Person, the gross negligence or willful misconduct of any such Person or as otherwise expressly provided in any such Operative Document).

     (d) The principal of, Redemption Premium, if any, and interest due on each Secured Note shall be payable in lawful money of the United States of America in immediately available funds to the Indenture Trustee at the Indenture Trustee's Office prior to 11:00 A.M. New York time, on the due date thereof; provided, that if any such date is not a Business Day, then the due date thereof shall be the next succeeding Business Day with the same force and effect as though made on such due date and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such due date to the required time of such payment on such next succeeding Business Day. The Indenture Trustee shall promptly remit such amounts to the Holders in whose name the Secured Notes are registered at the close of business on the Record Date, on presentment thereof to the Indenture Trustee, except that any Holder of a Secured Note may by notice to the Indenture Trustee direct the Indenture Trustee either to credit any amount due thereon to an account maintained by such Holder or a nominee of such Holder with the Indenture Trustee or to pay such amount by whichever of the following methods as shall be specified by notice from such Holder to the Indenture Trustee: (a) by making such payment to such Holder in immediately available funds at the Indenture Trustee's Office, (b) by immediately transferring such amount to a banking or other institution designated in such notice with bank wire transfer facilities for the account of such Holder or its nominee, with telephonic and/or written confirmation of payment, to the extent specified by such Holder, or (c) by mailing a check for such amount to such Holder at such address as such Holder shall designate by notice to the Indenture Trustee, in all cases without any presentment or surrender of any Secured Note. Each Holder will, before selling, transferring or otherwise disposing of any Secured Note held by it (or its nominee), either present such Secured Note to the Indenture Trustee for notation thereon, or itself make notation thereon, of the amount of all payments and prepayments of principal previously made thereon and the date to which interest thereon has been paid, and will promptly notify the Grantor and the Indenture Trustee of such sale, transfer or other disposition and of the name and address of the transferee. With respect to each Secured Note, each payment of principal and interest thereon shall be applied in accordance with the terms of Article VI.

     (e) A Holder of a Secured Note shall have no further interest in, or other right with respect to, the Estate when and if the principal of, Redemption Premium, if any, and interest on all Secured Notes held by such Holder, and all other sums payable to such Holder hereunder, under any other Operative Document and under such Secured Notes shall have been paid in full.

     (f) The Grantor will duly and punctually pay (a) the principal of, Redemption Premium, if any, and interest on the Secured Notes in accordance with the terms thereof and hereof, and (b) when and as due and payable from time to time as provided herein, all other indebtedness payable to each Holder or the Indenture Trustee hereunder and under the Operative Documents and secured hereby, together with interest at the Overdue Rate (to the extent permitted by law) from and including the date due and payable until but excluding the date of payment thereof.

   Section 2.03. [Reserved].

   Section 2.04. Required Prepayment Following Event of Loss, Condemnation or Event of Taking; Other Required Prepayments. (a) If an Event of Loss or an Event of Taking shall occur with respect to a Property, and the Lessee shall make pursuant to Article 14 of the Lease an irrevocable offer to the Grantor to purchase the Grantor's interest in such Property, and the Grantor, subject to the provisions of Section 2.04(e), either rejects or accepts such offer, the Grantor shall prepay or cause to be prepaid the Allocable Portion of the Secured Notes attributable to such Property then outstanding, such prepayment to be made on the purchase date referred to in clause (i) of the first sentence of Section
14.1 of the Lease, in the case of an Event of Loss, or the purchase date referred to in the first sentence of Section 14.3 of the Lease, in the case of an Event of Taking, as the case may be, and for a prepayment price to be equal to the aggregate outstanding principal amount of such Allocable Portion of the Secured Notes as of the applicable purchase date, together with interest accrued thereon to the date of such prepayment, but without payment of any Redemption Premium, plus all other amounts then due and payable hereunder or under the Operative Documents to or for the benefit of any Holder or the Indenture Trustee.

     (b) In the event (x) the Lessee exercises its right to terminate the Lease with respect to any Property pursuant to Section 9.3(iii) of the Participation Agreement or (y) the Owner Participant elects to prepay the Allocable Portion of the Secured Notes relating to such Property pursuant to Section 9.2(c) of the Lease, the Allocable Portion of the Secured Notes attributable to such Property shall be prepaid in whole but not in part at a prepayment price equal to the aggregate outstanding principal amount thereof, together with the Redemption Premium and all accrued and unpaid interest on such aggregate outstanding principal amount to the date fixed for such prepayment plus all other amounts then due and payable hereunder or under the other Operative Documents to or for the benefit of any Holder or the Indenture Trustee, such prepayment to be made on the date specified in Section 9.3 of the Participation Agreement.

     (c) In the event the Lessee exercises its right to terminate the Lease with respect to any Property pursuant to Section 6.2 thereof, the Allocable Portion of the Secured Notes attributable to such Property shall be prepaid in whole but not in part at a prepayment price equal to the aggregate outstanding principal amount thereof, together with the Redemption Premium and all accrued and unpaid interest on such aggregate outstanding principal amount to the date fixed for such prepayment plus all other amounts then due and payable hereunder or under the other Operative Documents to or for the benefit of any Holder or the Indenture Trustee, such prepayment to be made on the Termination Date specified by the Lessee pursuant to Section 6.2 of the Lease.

     (d) In the event the Lessee exercises its right to purchase an "Offered Asset" pursuant to Section 9.1 of the Participation Agreement which consists of Grantor's interest in any Property and the Lease is required to terminate in connection with such purchase or the Lessee exercises its right to terminate the Lease with respect to any Property pursuant to Section 9.3(i) or (ii) of the Participation Agreement, the Allocable Portion of the Secured Notes attributable to such Property shall be prepaid, in whole but not in part, at a prepayment price equal to the aggregate outstanding principal amount thereof, together with the Redemption Premium, and all accrued and unpaid interest on such aggregate outstanding principal amount to the date fixed for such prepayment, plus all other amounts then due and payable hereunder or under the other Operative Documents to or for the benefit of any Holder or the Indenture Trustee, such prepayment to be made on the dates specified by the Lessee pursuant to Section 9.1 or Section 9.3 of the Participation Agreement, as the case may be; provided, that if the Lessee elects to assume the Allocable Portion of the Secured Notes in connection with such termination, such Allocable Portion shall instead be assumed pursuant to Article X of the Participation Agreement.

     (e) Notwithstanding any provision to the contrary contained in the Lease or this Indenture, in the event the Lessee makes an offer to purchase the Grantor's interests in any Property pursuant to Section 14.1 or 14.3 of the Lease, as the case may be, then the Grantor shall not reject any such offer without the express written direction of the Indenture Trustee, given pursuant to Section
10.02 hereof, provided, that if the Grantor notifies the Indenture Trustee that the Lessee has made such an offer and that the Grantor wishes to reject such offer, and the Grantor deposits with the Indenture Trustee funds in an amount sufficient to pay the Allocable Portion of the principal amount of the Secured Notes attributable to such Property which is outstanding as of the date of prepayment, without payment of the Redemption Premium, and all interest accrued thereon to the date of the prepayment and any other amounts due and owing under this Indenture or any other Operative Document, the Indenture Trustee shall provide the aforementioned express direction.

     (f) Notwithstanding any provision to the contrary contained in the Lease or this Indenture, in the event the Lessee notifies the Grantor that it considers any Property obsolete in accordance with Section 6.2 of the Lease, the Grantor shall not elect to retain such Property without the express written consent of the Indenture Trustee, given pursuant to Section 10.02 hereof, provided, that the Indenture Trustee shall deliver such consent upon the deposit by the Grantor with the Indenture Trustee of funds in an amount sufficient to pay the Allocable Portion of the principal amount of the Secured Notes attributable to such Property which is Outstanding as of the date of prepayment, together with the Redemption Premium, and all interest accrued thereon to the date of prepayment and any other amounts due and owing under this Indenture or any other Operative Document.

     (g) Upon any partial prepayment of the Secured Notes or any prepayment of the Allocable Portion of the Secured Notes, the aggregate principal amount to be prepaid shall be prorated by the Indenture Trustee among the Holders in proportion to the unpaid principal amount of such Notes held by each, and prorated by the Indenture Trustee among the remaining principal payments on the Secured Notes to reduce each such payment proportionately.

   Section 2.05. Optional Prepayment or Purchase. (a) Except as otherwise provided in Section 20.01 and paragraph (b) of this Section 2.05, the Secured Notes shall not be subject to optional prepayment, redemption or purchase.

     (b) At any time and from time to time, the Secured Notes may be redeemed in whole or in part at a redemption price equal to the principal amount of the Secured Notes Outstanding, together with the Redemption Premium, and all accrued and unpaid interest on such principal amount so redeemed to the date fixed for such redemption and any other amounts then due and payable hereunder or under any other Operative Document to or for the benefit of any Holder or the Indenture Trustee.

   Section 2.06. Notice of Prepayment. In the case of each prepayment or redemption of the Secured Notes pursuant to Section 2.04 or 2.05, the Grantor shall give written notice thereof not more than forty-five (45) days, and not less than ten (10) Business Days, prior to the date fixed for such prepayment or redemption, to the Indenture Trustee, specifying (a) such date of prepayment or redemption, (b) the principal amount (including the amount of accrued but unpaid interest which has been added to the principal amount) of the Secured Notes held by each such Holder to be prepaid or redeemed on such date, (c) the accrued interest payable on the date of such prepayment or redemption with respect to the principal amount of Secured Notes held by each such Holder, (d) the Section hereof pursuant to which such prepayment or redemption is to be made, and (e) in the case of any prepayment or redemption pursuant to clauses (b), (c), (d) or
(f) of Section 2.04 or Section 2.05(b), the Grantor's estimate as of the date of such notice of the Redemption Premium applicable in respect of such prepayment or redemption, showing in reasonable detail the calculation thereof. Two Business Days prior to such prepayment or redemption, the Grantor shall deliver a certificate of a financial officer specifying the calculation of such Redemption Premium as of the specified date.

   Section 2.07. Maturity of Prepayments. In the case of each prepayment or redemption of the Secured Notes, the unpaid principal amount of each Secured Note to be prepaid or redeemed and the applicable Redemption Premium, if any, shall become due and payable on the date fixed for such prepayment or redemption in accordance with the applicable provisions of this Indenture, together with interest accrued on the unpaid principal thereof to such date. Any Secured Note called for prepayment or redemption as herein provided shall cease to bear interest on and after the date fixed for such prepayment or redemption, unless the Grantor shall fail to pay or redeem on such date such Secured Note in accordance with the terms hereof and of such Secured Note, in which event such Secured Note shall bear interest at the Overdue Rate (to the extent permitted by law) thereafter until paid or purchased, payable on demand, without thereby waiving any rights of the Indenture Trustee against the Grantor. Notwithstanding the foregoing, nothing herein or in any other Operative Document shall be construed to permit the Lease to terminate unless and until all amounts due and owing the Indenture Trustee or any Holder under any Operative Document shall have been paid in full (other than any amounts due and owing by the Grantor solely as the result of a Default or an Event of Default that does not constitute or result directly from a Lease Default or Lease Event of Default).

   Section 2.08. Cancellation of Secured Notes; No Reissue. If any Secured Note is paid or prepaid in full, it shall be marked "paid in full" and cancelled by the Holder thereof and shall be surrendered to the Indenture Trustee who shall surrender such Secured Note to the Grantor. The Grantor shall cancel any such surrendered Secured Note and shall not thereafter reissue any such Secured Note.

   Section 2.09. Registration, Transfer and Exchange of Notes. The Indenture Trustee agrees with the Grantor that the Indenture Trustee shall keep a register (herein sometimes referred to as the "Note Register") in which provisions shall be made for the registration of Secured Notes and the registration of transfers or exchanges of Secured Notes. The Note Register shall be kept at the Indenture Trustee's Office, and the Indenture Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers or exchanges of Notes as provided herein. The Indenture Trustee shall be entitled to rely on the Note Register as a complete and accurate listing of all Holders. Upon surrender for registration of transfer of any Secured Note at the Indenture Trustee's Office, the Grantor shall, at the expense of the Holder of such Secured Note, to the extent such transfer has been effected in accordance with the terms and provisions hereof, execute and deliver in the name of the transferee or transferees designated by the transferor in writing, one or more new Secured Note or Notes in a like aggregate principal amount bearing interest at the same rate for such Secured Note or Notes being transferred and, subject to Section
2.01 hereof, in the form of Exhibit 1 hereto. At the option of the Holder of a Secured Note, Secured Notes may, at the expense of the Holder of such Secured Note, be exchanged for other Secured Notes of a like aggregate principal amount, payable to the same Person, bearing interest at the same rate and (subject to the second paragraph of Section 2.01(a) hereof) in the same form as such Secured Notes being exchanged upon surrender of the Secured Notes to be exchanged at the Indenture Trustee's Office. Each new Secured Note issued upon surrender of any Secured Note for transfer or exchange shall be in the aggregate outstanding principal amount of the Secured Note being transferred or exchanged and in an original principal amount of at least $500,000 (except, if all of a Holder's Secured Notes are being exchanged or transferred, as may be necessary to evidence the entire outstanding principal amount of all such Secured Notes as of the date of such transfer or exchange) and dated the date to which interest shall have been paid with respect to such surrendered Secured Note or, if no such interest shall have been paid, the date of original issuance of such surrendered Secured Note. Subject to the provisions hereof, whenever any Secured Notes are so surrendered for exchange, the Grantor shall issue and execute and the Indenture Trustee shall authenticate and deliver, the Secured Notes which the Holder making the exchange is entitled to receive.

     Except as expressly provided in this Article II and in the Secured Notes, there shall be no restrictions on the exchange or transfer of any Secured Note issued hereunder, and the Indenture Trustee shall register any such requested transfer or exchange; provided, that each Holder of a Secured Note shall, upon its acquisition thereof, be deemed to have made the representations, warranties and agreements set forth in the legend to the form of Secured Note attached as
Exhibit 1 hereto (including, without limitation, the restrictions on transfer set forth therein).

     The Indenture Trustee need not authenticate or deliver new Secured Notes during any period beginning fifteen (15) days before and ending three (3) days after an Interest Payment Date, or beginning fifteen (15) days before a prepayment or redemption date specified in a notice of any prepayment or redemption and ending three (3) days after the date of such prepayment or redemption.

     The provisions of this Section 2.09 restricting registration of transfer of any Secured Note shall be subject in each case to any requirement of law that the disposition of the property of each Holder, or of the property of the Person for whom each such Holder is acting, shall at all times be and remain within the control of each such Holder or such Person, as the case may be.

   Section 2.10. Replacement of Secured Notes. Upon receipt of evidence reasonably satisfactory to the Lessee, the Grantor and the Indenture Trustee of the loss, theft, destruction or mutilation of any Secured Note, and upon delivery of an indemnity agreement or bond reasonably satisfactory to the Lessee, the Grantor and the Indenture Trustee or, in the case of any such mutilation, upon surrender and cancellation of such Secured Note, the Grantor, at the expense of the Holder of such Secured Note (including any expense in respect of transfer taxes or other governmental charges, if any, as provided in
Section 2.11), will issue, and the Indenture Trustee will authenticate and deliver, in lieu thereof, a new Secured Note, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Secured Note, and otherwise substantially in the form of Exhibit 1 and bearing the same interest rate.

   Section 2.11. Payment of Taxes or Other Governmental Charges. Upon the issuance of a new Secured Note or Secured Notes pursuant to Section 2.09 or 2.10, the Grantor and the Indenture Trustee may require from the party requesting such new Secured Note or Secured Notes payment of a sum to reimburse the Grantor and the Indenture Trustee for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges or expenses connected with such tax or governmental charge paid or payable by the Grantor or the Indenture Trustee; provided, that nothing in this Section
2.11 shall impose any requirement on the Grantor to pay any such amount prior to its reasonable determination that it will be reimbursed by the applicable Holder.

   Section 2.12. Status of New Secured Notes. All Secured Notes issued upon any registration of transfer or exchange of Secured Notes pursuant to Section 2.09 or in replacement of any Secured Notes pursuant to Section 2.10 shall be the valid obligations of the Grantor, evidencing the same respective obligations, and entitled to the same security and benefits under this Indenture, as the Secured Note or Secured Notes with respect to which the new Secured Note or Secured Notes are issued and each Holder of a Secured Note issued upon such registration of transfer or exchange agrees, by its acceptance thereof, (A) to be bound by the provisions of the Participation Agreement as though it were a signatory thereto and (B) if the Secured Note or Notes Outstanding are assumed in compliance with Section 10.1 of the Participation Agreement, to consent to the execution of such supplements and amendments (at the Lessee's expense) to the Operative Documents as are reasonably necessary to implement an assumption of such Secured Notes pursuant to such Section 10.1 of the Participation Agreement.

   Section 2.13. Ascertainment of Status of Holder. The Grantor, the Indenture Trustee and the Lessee shall treat the Person in whose name any Secured Note shall be registered as provided in Section 2.09, whether or not such Secured
Note is overdue, as the absolute owner and Holder for the purpose of receiving payments of principal, Redemption Premium, if any, and interest thereon and any other amounts payable with respect thereto, and for the purpose of determining a Majority in Interest of Secured Note Holders and for all other purposes whatsoever, and the Grantor, the Indenture Trustee and the Lessee shall not be affected by any notice to the contrary. As a condition to inclusion in a majority in Interest of Secured Note Holders, each Holder (other than the original Holder) shall furnish to the Indenture Trustee on request a certificate signed by such Holder or Person certifying to the reasonable satisfaction of the Indenture Trustee that such Holder or Person is not, and is not an Affiliate of, the Grantor, the Owner Participant, the Lessee or the Owner Participant.

   Section 2.14. Certificates as to Issue of New Secured Notes. At the time of issuing any Secured Note upon any exchange or replacement of Secured Notes pursuant to Section 2.09 or 2.10, the Grantor will deliver to the Indenture Trustee at the expense of the Holder requesting such issuance, exchange or replacement, (a) an Officer's Certificate specifying the date and principal amount of such Secured Note and the name and address of the payee thereof and stating that such Secured Note is being issued in exchange for or in replacement of a previously issued Secured Note or Secured Notes (in which case such certificate shall also identify such previously issued Secured Note or Secured Notes by reference to the prior certificate, if any, covering the same) and that such Secured Note is entitled to the benefits of this Indenture and (b) a copy of such Secured Note and of the Secured Note or Secured Notes (or in the case of a lost, stolen, destroyed or mutilated Secured Note, a copy of the statement referred to in Section 2.10) being surrendered, in each case certified (in the Officer's Certificate required to be delivered pursuant to clause (a) above) as a true copy.

   Section 2.15. Notations on Transfer of Secured Notes. Prior to any registration of transfer of any Secured Note, the Indenture Trustee shall endorse thereon (or on a paper attached thereto) the amount of principal paid thereon and the last date to which interest thereon has been paid.

   Section 2.16. Certain Agreements of Grantor Regarding Ownership of Secured Notes. Except to the extent provided in Section 20.01 hereof, the Grantor agrees that it will not, and will not permit any of its Affiliates to acquire, directly or indirectly, by purchase or otherwise, any interest in any Secured Note.

   Section 2.17. Taxes; Withholding. The Indenture Trustee shall exclude and withhold from each distribution of principal, Redemption Premium, if any, and interest and other amounts due hereunder or under the Secured Notes any and all withholding Taxes applicable thereto as required by Applicable Laws and Regulations. The Indenture Trustee agrees (i) to act as withholding agent in respect of such amounts and, in connection therewith, whenever any present or future Taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Secured Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Holders, (ii) that it will file any necessary withholding tax returns or statements when due and (iii) that, as promptly as possible after the payment of such amounts, it will deliver to each Holder appropriate documentation showing the payment of such amounts, together with such additional documentary evidence as such Holder may reasonably request from time to time. The Indenture Trustee agrees to file any other information reports with respect to the foregoing as it may be required to file under United States Applicable Laws and Regulations. Notwithstanding anything herein to the contrary, no reduction in the amounts received by any Holder by virtue of any withholding or any action by the Indenture Trustee in accordance with this Section 2.17 shall constitute a Default or Event of Default and payment of any amount due hereunder or under any Secured Note net of withholding Taxes in accordance with this Section 2.17 shall, to the extent of such withholding, be deemed payment in full of the corresponding amount due.

                                   Article III

                  No Claims Against the Indenture Trustee, Etc.

   Section 3.01. No Claims Against the Indenture Trustee, Etc. Nothing contained in this Indenture shall constitute any consent or request by the Indenture Trustee or any Holder, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of any Property or any part thereof, nor as giving the Grantor, the Lessee or any other Person any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property, in either case in such fashion as would permit the making of any claim against the Indenture Trustee or any Holder in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Indenture.

                                   Article IV

                        Covenants and Representations and
                            Warranties of the Grantor

   Section 4.01. Certain Agreements of the Grantor. The Grantor covenants and agrees, that it will comply with and perform all of its obligations under the Operative Documents.

   Section 4.02. Notice of Condemnation, Casualty, Event of Loss, Event of Taking or Default; Furnishing Copies of Documents. If the Grantor shall have Actual Knowledge of a Condemnation, a Casualty the cost of the repair of which is estimated to exceed Five Million Dollars ($5,000,000.00), an Event of Loss, an Event of Taking or a Default, the Grantor shall give prompt telex, telegraphic or telephonic notice (confirmed by written notice sent in the manner provided in Section 16.01) to the Indenture Trustee (and the Indenture Trustee shall promptly provide such notice to each Holder), which notice shall set forth in reasonable detail the facts or circumstances known to it with respect to each such Condemnation, Casualty, Event of Loss, Event of Taking or Default and (in the case of a Default that is not an Event of Default) shall describe in reasonable detail the action the Grantor has taken, is taking or proposes to take in respect thereto. For all purposes of this Indenture, in the absence of Actual Knowledge, the Grantor shall not be deemed to have knowledge of a Condemnation, Casualty, Event of Loss, Event of Taking or Default (except in the case of the failure of the Lessee to maintain insurance as required under
Article 11 of the Lease if the Grantor shall have received notice thereof from an insurer or broker) unless notified in writing by the Lessee, the Indenture Trustee, any Holder or any other Person in the manner provided in the Participation Agreement, the Lease, this Indenture or any other Operative Document. The Grantor shall furnish to the Indenture Trustee, promptly upon receipt thereof, a duplicate or copy of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished by or to the Grantor under the Operative Documents (and the Indenture Trustee shall promptly provide a copy thereof to each Holder), including, without limitation, a copy of each insurance certificate, report or notice received pursuant to Section 11.3 of the Lease, in each case to the extent that any of the same shall not state on its face or otherwise that it has already been distributed to the Indenture Trustee.

   Section 4.03. Certain Limitations on Actions of the Grantor, Etc. Except as expressly permitted by Section 18.05 hereof, the Grantor will not take any action with respect to any part of the Estate except upon the written instructions of the Indenture Trustee, given in accordance with Section 10.02 hereof, or as required or otherwise expressly permitted by the terms of this Indenture or the other Operative Documents. The Grantor warrants and represents that it has not assigned or pledged, and hereby covenants, subject to Sections
6.4 and 6.7 of the Participation Agreement and Section 4.10 hereof, that it will not assign or pledge, so long as this Indenture shall remain in effect, any of its estate, right, title or interest subject to this Indenture, to anyone other than the Indenture Trustee, and that it will not, except as expressly permitted by Section 18.05 or otherwise provided in this Indenture or any other Operative Document, (a) enter into any agreement amending or supplementing the form of any Secured Note or any Operative Document (except to the extent relating solely to an Excepted Right or an Excepted Payment), (b) accept any payment (other than any Excepted Payment), and if so accepted, will comply with Section 4.04, from, or settle or compromise any claim against, the Lessee or any other Person arising under any Operative Document (except to the extent relating solely to an Excepted Right or an Excepted Payment), (c) submit or consent to the submission to arbitration of any material dispute, conflict, difference or other matter arising under or in respect of any Operative Document (except to the extent relating solely to an Excepted Right or an Excepted Payment), or (d) take or omit to take any action required of Grantor under any Operative Document, the taking or omission of which might result in an alteration or impairment of any Secured Note or any Operative Document or any of the rights of the Indenture Trustee or any Holder or security created or effected thereby. Notwithstanding any provision to the contrary in this Indenture, the Grantor shall not amend the terms and provisions of the Note without the prior written consent of the Residual Value Insurer.

   Section 4.04. Payment of Moneys to the Indenture Trustee. The Grantor agrees that promptly on receipt thereof it will transfer to the Indenture Trustee any and all moneys from time to time received by it from anyone (other than the Indenture Trustee) constituting part of the Estate (which for avoidance of doubt shall not include any Excepted Payments) for distribution or retention by the Indenture Trustee pursuant to this Indenture unless such moneys are required to be paid to the Lessee pursuant to the Lease in which case the recipient of such moneys will remit them to the Lessee.

   Section 4.05. Further Assurances; Financing Statements. At any time and from time to time, upon the request of the Indenture Trustee, made pursuant to the direction of a Majority in Interest of the Secured Note Holders (a copy of which request shall be sent to the Lessee), the Grantor shall, at its own expense, promptly and duly execute, acknowledge and deliver all such further instruments and documents and take all such action as the Indenture Trustee or a Majority in Interest of Secured Note Holders may reasonably deem necessary or desirable in obtaining the full benefits of the Lien created or intended to be created hereby and of the rights and powers herein granted. Upon the written instructions at any time and from time to time of the Indenture Trustee, and, in any event, within thirty (30) days of receipt of such instruction, the Grantor shall prepare, execute and file any financing statement (and any continuation statement with respect to any such financing statement) or any other similar document relating to the Lien created by this Indenture as may reasonably be specified in such instructions.

   Section 4.06. Appointment of the Indenture Trustee as Attorney. The Grantor hereby unconditionally appoints and constitutes the Indenture Trustee its true and lawful attorney-in-fact, irrevocably, with full power (in the name of the Grantor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due (other than Excepted Payments) under or arising out of any Operative Document (other than the Tax Indemnification Agreement) and to endorse any checks or other instruments or orders in connection therewith.

   Section 4.07. Liability of the Grantor Under Other Operative Documents; Absence of Liability of Indenture Trustee. Anything herein to the contrary notwithstanding but subject to the limitations on the liability of the Grantor set forth or referred to in Section 2.02, the Grantor shall remain liable under each Operative Document to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. Neither the Indenture Trustee nor any Holder shall have any obligation or liability under the Lease or any other Operative Document, by reason of or arising out of the assignment of, or granting a Lien in, the Lease or any other Operative Document pursuant to this Indenture nor shall the Indenture Trustee or any Holder be required or obligated in any manner, except as herein expressly provided, to perform or fulfill any obligation of the Grantor under or pursuant to any such Operative Document or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

   Section 4.08. Representations and Warranties. The Grantor makes no representation or warranty, express or implied, and shall have no liability hereunder with respect to, the value, habitability, use, title, merchantability, compliance with specifications, compliance with applicable laws and regulations, condition, design, operation, freedom from patent or trademark infringement, absence of patent, hidden or latent defects or fitness for use of the Properties (or any part thereof) or failure of the Properties or any part thereof, or any other representation or warranty whatsoever, express or implied, with respect to the Properties (or any part thereof), except that the Grantor hereby represents, warrants and covenants to the Indenture Trustee for the benefit of each Holder that (a) its title and interests in and to the Properties are free and clear of Lessor Liens attributable to it and (b) it will not take any action which will in any way impair its authorization to continue to perform fully this Indenture or any other Operative Document to which it is a party. The Grantor makes no representation or warranty as to the validity, legality, or enforceability of any Operative Document, or as to the correctness of any statement contained in any thereof (unless any such representation, warranty or statement is expressly made therein by it).

   Section 4.09. Transfers. (a) Except as required by the Lease or as otherwise provided in Section 4.09(b) and, with respect to the Owner Trustee, except as provided in Section 9.1 of the Trust Agreement, the Grantor (the "Transferor") shall not, directly or indirectly, sell, assign,

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give or transfer ("Transfer") its legal, beneficial, partnership or other interest in any Property or the Estate, without the consent of the Indenture Trustee, given pursuant to Section 10.02 hereof. For the purposes hereof, a transfer of an interest in the Grantor shall be deemed a Transfer.

     (b) If no Event of Default shall have occurred and be continuing, any Transferor may Transfer its interest in accordance with Article VII of the Participation Agreement without acceleration of the Secured Notes.

     (c) In the event of any Transfer contemplated by Section 4.09(b), the purchaser, assignee or transferee shall deliver to the Indenture Trustee an officer's certificate to the effect that the conditions set forth above and in
Article VII of the Participation Agreement required to be performed by such purchaser, assignor or transferee have been complied with.

   Section 4.10. Subordinate Financing. (a) The principal of, interest on and all obligations of the Grantor with respect to any Additional Notes shall be secured by a junior lien on any Property or any portion thereof ("Junior Indebtedness") and shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of the Superior Indebtedness. For the purpose hereof, the term "Superior Indebtedness" (i) shall mean all amounts due to the Holders or the Indenture Trustee under the Secured Notes, this Indenture and the other Operative Documents and (ii) shall include, without limitation, any interest or other amounts payable in respect of any of the amounts referred to in the immediately preceding clause (i) subsequent to the commencement of any proceeding against or with respect to the Grantor or the Lessee under the Bankruptcy Code, regardless of whether or not the holder of such Superior Indebtedness would be entitled to receive any payments with respect to any such interest or other amounts in any such proceeding. Each Additional Note shall specifically state that it is subordinate to all Superior Indebtedness as provided in this Section 4.10.

     (b) No holder of Junior Indebtedness may at any time (whether or not a Default or an Event of Default (or any other event) has occurred) (i) institute insolvency, bankruptcy or receivership proceedings against the Grantor or the Lessee, or (ii) commence foreclosure or any other proceedings which may result in the sale of the Estate or any portion thereof. No direct or indirect payment, whether in cash, property or securities, in respect of Junior Indebtedness (including, without limitation, in respect of any redemption, retirement, purchase or other acquisition of any Junior Indebtedness) shall be made by the Grantor or the Lessee; provided, however, that the holders of Junior Indebtedness may receive payments so long as (i) full payment of amounts then due on all Superior Indebtedness has been made and (ii) no Event of Default has occurred and is continuing.

     (c) Each holder of Junior Indebtedness shall assign all of its voting rights with respect to any bankruptcy plan or proceeding relating to such Junior Indebtedness to the Indenture Trustee for the benefit of the Holders of Superior Indebtedness.

     (d) Upon any payment or distribution of assets of the Grantor or the Lessee of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Grantor or the Lessee, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Superior Indebtedness shall first be paid in full, or payment thereof provided for in money, before any payment or distribution, whether in cash, property or securities, is made in respect of Junior Indebtedness; and, upon any such declaration of acceleration or dissolution or winding up or liquidation or reorganization, any distribution of assets of the Grantor or the Lessee of any kind or character, whether in cash, property or securities, to which the holders of Junior Indebtedness would be entitled except for the provisions hereof, shall be paid by the Grantor or the Lessee or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of Junior Indebtedness if received by them, directly to the Indenture Trustee to the extent necessary to pay all such Superior Indebtedness in full, in money, after giving effect to any concurrent prepayment or distribution to or for the benefit of the holders of such Superior Indebtedness, before any payment or distribution, whether in cash, property or securities, is made to the holders of Junior Indebtedness. In furtherance of the foregoing, but not by way of limitation thereof, in the event that the Grantor or the Lessee shall file or have filed against it a petition under any chapter of the Bankruptcy Code or be adjudicated a bankrupt thereunder, with the result that the Grantor or the Lessee is excused from the obligation to pay all or any part of the interest otherwise payable in respect of any Superior Indebtedness during the period subsequent to the commencement of any such proceedings under the Bankruptcy Code, each holder of Junior Indebtedness by its acceptance thereof shall be required to agree that all or such part of such interest, as the case may be, shall be payable out of, and to that extent diminish and be at the expense of, reorganization dividends or other distributions in respect of such Junior Indebtedness.

     (e) In the event that any payment or distribution of assets of the Grantor or the Lessee of any kind or character, whether in cash, property (including, but not limited to, the Estate) or securities, not permitted by the foregoing shall be received by the holders of Junior Indebtedness before all Superior Indebtedness is paid in full in accordance with its terms, such payment or distribution shall be paid in trust for the benefit of, and shall be paid over or delivered to, the Indenture Trustee for application to the payment of all Superior Indebtedness remaining unpaid to the extent necessary to pay all such Superior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Superior Indebtedness. In the event of the failure of any holder of any Junior Indebtedness to endorse or assign any such payment or distribution, each holder of Superior Indebtedness shall, prior to the issuance of Junior Indebtedness, be unconditionally and irrevocably appointed and shall constitute the true and lawful attorney-in-fact of each holder of Junior Indebtedness with full power to endorse or assign any such payment or distribution.

     (f) The provisions of Sections 4.10(a) through (i) are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Junior Indebtedness on the other hand, and nothing herein shall impair, as between the Grantor or the Lessee and the holder of any Junior Indebtedness, the obligations of the Grantor or the Lessee under Junior Indebtedness, which shall be unconditional and absolute, nor shall anything herein prevent the holders of any Junior Indebtedness from exercising all remedies otherwise permitted by Applicable Laws and Regulations or hereunder upon default hereunder, all subject to the rights, if any, hereunder of holders of Superior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holders of Junior Indebtedness.

     (g) No right of any present or future holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Grantor or the Lessee or by any act or failure to act, in good faith, by any such holder of Superior Indebtedness, or by any noncompliance by the Grantor or the Lessee with the terms, provisions and covenants hereof or of the Operative Documents, regardless of any knowledge thereof any holder of Superior Indebtedness may have or be otherwise charged with. Without in any way limiting the generality of the foregoing, the holders of Superior Indebtedness may, at any time and from time to time, without the consent of or notice to the holders of Junior Indebtedness and without impairing or releasing the subordination contemplated hereby or the obligations of the holders of Junior Indebtedness to the holders of Superior Indebtedness, take such actions as may be permitted hereby, including, without limitation, doing any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, or due to any negative amortization increase the principal amount of, Superior Indebtedness, or otherwise amend or supplement in any manner the Superior Indebtedness or any instrument evidencing the same or any agreement under which Superior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Superior Indebtedness (including, but not limited to, the Estate); (iii) release any Person liable or contingently liable in any manner for the collection of Superior Indebtedness; and (iv) exercise or refrain from exercising any rights or remedies against the Grantor, the Lessee or any other Person.

     (h) Each holder of Junior Indebtedness shall acknowledge and agree pursuant to a subordination agreement which contains the terms set forth in this Section
4.10 and which is a condition to the issuance of any such Junior Indebtedness, that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Superior Indebtedness, whether such Superior Indebtedness was created or acquired before or after the issuance of the Junior Indebtedness and such holder of Superior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and/or continuing to hold such Superior Indebtedness. Each holder of Junior Indebtedness will take such action (including, without limitation, the delivery of an instrument containing provisions substantially in the form set forth in this Section to the Indenture Trustee or consent to the filing of a financing statement with respect thereto) as may, in the option of counsel to the Indenture Trustee or counsel for the holders of the Superior Indebtedness, be necessary or appropriate to assure the effectiveness of the subordination described in this Section.

     (i) Subject to the payment in full of all Superior Indebtedness, the holders of Junior Indebtedness shall be subrogated to the rights of the Holders to receive payments or distributions of assets of the Grantor and the Lessee applicable to the Superior Indebtedness after the Superior Indebtedness shall be paid in full, and no such payments or distributions to the Holders shall, as the Grantor or the Lessee and its creditors other than the Holders and the holders of Junior Indebtedness, be deemed to be a payment to or on account of the Junior Indebtedness. Nothing in this paragraph (i) shall be deemed to create any duty, obligation or liability on the part of any Holder or the Indenture Trustee or any representative thereof to any holder of Junior Indebtedness.

   Section 4.11. Insurance. (a) The Grantor will continuously maintain, or will cause to be continuously maintained, the following-described insurance coverage:

          (i) standard all-risk property insurance covering the Improvements in an amount at least equal to the replacement cost of the Improvements, but not less than the outstanding principal balance of the Notes;

          (ii) "boiler and machinery" insurance with respect to damage (not insured against pursuant to Section 11.1(a) of the Lease) to the boilers, pressure vessels or similar apparatus located on the Properties for risks normally insured against under boiler and machinery policies;

          (iii) commercial general liability insurance including broad form contractual liability coverage with minimum combined single limits of $2,000,000 (except when the Security Documents shall no longer be in effect said limit shall be $1,000,000) for injury to or death of one or more Persons or damage to or destruction of property in any one occurrence;

          (iv) umbrella/excess liability insurance over the insurance required by subsection (c) with combined minimum coverage of $5,000,000 written on an occurrence form coverage basis;

          (v) statutory workers' compensation insurance or qualified self-insurance;

          (vi) flood insurance with respect to those portions of the Properties that are located in areas identified by the Federal Emergency Management Agency as having special hazards; and

          (vii) builder's risk coverage during construction.

     The insurance required to be maintained pursuant to this Indenture shall be no less favorable than that maintained on the Lessee's other properties and shall be written by companies of reputable standing.

     (b) Any of the foregoing insurance coverages may be carried as a part of blanket policies, provided that (i) upon the Grantor's request, the insurer under such blanket policy(ies) shall certify to the Grantor any sublimits applicable to the Properties, which amounts shall not be less than those required by this Section 4.11 or Section 11.1 of the Lease; (ii) any such policy(ies) shall otherwise comply with the requirements of Article 11 of the Lease; and (iii) the protection afforded, except for the exhaustion of aggregate limits, under any such policy(ies) shall be no less than that which would have been afforded under a separate policy or policies relating only to the Properties. Notwithstanding the foregoing, should the Lessee elect to self-insure pursuant to and in accordance with the terms of Section 11.1 of the Lease, the Grantor shall be deemed to be in compliance with this Section 4.11.

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

     (c) The Grantor shall furnish the Indenture Trustee with certificates or other satisfactory evidence of maintenance of the insurance required hereunder and with respect to any renewal policy or policies shall furnish certificates evidencing such renewal not less than thirty (30) days prior to the expiration date of the original policy or renewal policies. All such policies shall provide that the same shall not be canceled without at least thirty (30) days' prior written notice to each insured named therein.

   Section 4.12. Residual Value Insurance Policy. The Insured Value shall at all times be greater than or equal to the aggregate principal amount of the Secured Notes outstanding of the scheduled maturity date.

                                    Article V

                         No Credit for Payment of Taxes

   Section 5.01. No Credit for Payment of Taxes. Without limiting the provisions of Section 2.17 hereof, the Grantor shall not be entitled to any credit against the principal of, Redemption Premium, if any, or interest payable on the Secured Notes, or any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any tax on the Properties or any part thereof.

                                   Article VI

                       Application of Proceeds From Estate

     All moneys received and other amounts realized by the Indenture Trustee hereunder or pursuant to the Lease or any other Operative Document shall be applied or distributed as hereinafter provided in this Article VI.

   Section 6.01. Application of Proceeds Prior to Indenture Default. Except as otherwise provided in Sections 6.03, 6.05 and 18.03 hereof, the Indenture Trustee shall apply all payments of Basic Rent, as well as any payment of interest on any overdue installment of Basic Rent, received by it pursuant to the assignment of the Lease or otherwise, as follows:

          (a) so much of such payments as shall be required to pay in full the aggregate amount of principal and/or interest then due in respect of the Secured Notes shall be applied (in accordance with the provisions of Section 2.02 and the Secured Notes) to the payment of such principal and/or interest, such application to be made in accordance with the terms of the Secured Notes ratably, without priority of one over the other, in the proportion that the amount then due and payable under each Secured Note bears to the aggregate amount then due under all the Secured Notes;

          (b) the balance, if any, of such payments remaining thereafter shall be applied to the payment of any interest at the Overdue Rate then due;

          (c) the balance, if any, of such payments remaining thereafter shall be applied to the payment of any other indebtedness at the time due and payable to the Indenture Trustee or any Holder which this Indenture by its terms secures in the proportion that the amount of such payment or payments then due and payable to each such Person bears to the aggregate amount of the payments then due and payable to all such Persons;

          (d) the balance, if any, of such payments remaining thereafter shall be applied to the payment of Assumed Operating Costs as provided for in
     Section 6.35 of the Participation Agreement; and

          (e) the balance, if any, of such payments remaining thereafter shall, immediately after the distribution pursuant to clauses (a), (b), (c) and
     (d) of this Section 6.01, be remitted by the Indenture Trustee to the Grantor or as the Grantor may direct.

   Section 6.02. Application of Other Amounts Held by Indenture Trustee Upon Default. Except as otherwise provided in Section 6.05, if as a result of (a) any failure by the Lessee to pay any installment of Basic Rent on any day when such installment is due, or (b) any default by the Grantor in the performance of any of its obligations hereunder, or by the Owner Participant in the performance of any of its obligations under any Operative Document or by the Recourse Guarantor in the performance of any obligations under the Recourse Guaranty, there shall not have been distributed on any Payment Date the full amount then distributable pursuant to clauses (a), (b), (c) and (d) of Section 6.01, the Indenture Trustee shall apply other payments of the character referred to in Section 6.07(a) then held by it or thereafter received by it to the Holders or the Indenture Trustee to the extent necessary to make the payments then due pursuant to such clauses
(a), (b), (c) and (d) of Section 6.01 and the balance, if any, shall be remitted by the Indenture Trustee to the Grantor, or as the Grantor may direct.

   Section 6.03. Retention of Amounts by Indenture Trustee. If at the time of receipt by the Indenture Trustee of an installment of Basic Rent (whether or not then overdue) or of payment of interest on any overdue installment of Basic Rent or any amount of Supplemental Rent there shall have occurred and be continuing an Event of Default, the Indenture Trustee shall retain such amount (to the extent not required to be applied pursuant to clauses (a), (b), (c) and (d) of
Section 6.01), as part of the Estate, and at such time as there shall not be continuing any Event of Default, the Indenture Trustee shall distribute such amount pursuant to clause (e) of Section 6.01 (after distribution of all amounts referred to in clauses (a), (b), (c) and (d) of such Section 6.01), unless (a) the Lease theretofore shall have been declared to be in default pursuant to
Article 19 thereof, or (b) the Outstanding principal amount of all of the Secured Notes shall have theretofore been declared to be due and payable pursuant to Section 7.01, in which case such amount shall be distributed by the Indenture Trustee forthwith in accordance with the terms of Section 6.05, provided, however, that if such Event of Default is attributable to a Lease Event of Default, and more than 270 days shall have elapsed since the occurrence of such Event of Default and the Indenture Trustee shall not have initiated any of the remedies specified in either clause (a) or (b) of this Section 6.03 and shall not have been stayed or otherwise prevented from doing so by operation of law, any amounts which will be distributable to the Grantor but for such Event of Default shall be so distributed.

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

   Section 6.04. Application of Payments Upon Optional Prepayment, Obsolescence Termination, Event of Loss, Burdensome Buyout or Event of Taking, Etc. (a) Except as otherwise provided in Section 6.05, the Indenture Trustee shall apply all moneys received by it pursuant to Section 2.05(b) in respect of an optional prepayment, Section 6.2 of the Lease in respect of a termination after a determination that the Property is Obsolete, Section 9.1 of the Participation Agreement in respect of a termination of the Lease in connection with the events described in such Section 9.1 or Section 9.3 of the Participation Agreement in respect of the events described in such Section 9.3 or Section 14.1 or 14.3 of the Lease in respect of an Event of Loss or an Event of Taking respectively, to the prepayment of the Secured Notes pursuant to Section 2.04 or Section 2.05(b) (as the case may be) as follows:

          (x) so much of such payment as shall be required to reimburse the Indenture Trustee or the Holders for any loss or expense incurred by such Person which by the terms of the Operative Documents it is the obligation of the Lessee to pay and is not paid by the Lessee in connection with the collection or distribution of such payment shall be paid to the Person or Persons entitled to such payments; and

          (y) the balance, if any, of such payment remaining thereafter shall be distributed in the manner and in the order of priority set forth in clauses
     (i) through (v) of Section 6.05; provided, that in the case of any such payments which are made in respect of the Allocable Portion of the Notes, any distributions in respect of principal or interest or Redemption Premium, if any, on the Secured Notes shall be made to each Holder pursuant to said clauses (i) through (v) as if only such Allocable Portion of principal, interest and Redemption Premium, if any, were due.

     (b) [Reserved.]

     (c) Except as otherwise provided in Section 6.05, (i) any payment received directly or through the Lessee from any Governmental Authority or any other Person (except the Lessee) pursuant to Article 14 of the Lease with respect to a Casualty, an Event of Loss, Condemnation or an Event of Taking (to the extent that such payment is not at the time required to be paid to the Lessee pursuant to such Article 14), and (ii) any payment of insurance proceeds (other than proceeds constituting Excepted Payments) received directly or through the Lessee from any insurer pursuant to Article 14 of the Lease with respect to the Property as the result of a Casualty, an Event of Loss, Condemnation or an Event of Taking (to the extent such payment is not at the time required to be paid to the Lessee pursuant to Article 14 of the Lease or to Lessor pursuant to Section
14.2 of the Lease), shall, except as otherwise provided in the next sentence of this Section 6.04(c), be distributed forthwith upon receipt by the Indenture Trustee in the manner and order of priority set forth or referred to in Section 6.04(a). Any portion of any payment referred to in the preceding sentence which is not required to be paid to the Lessee solely because of the operation of
Section 21.17 of the Lease shall be held by the Indenture Trustee as security for the performance of the obligations hereunder and of the Lessee under the Lease and the other Operative Documents in accordance with Section 10.09 hereof and at such time as is contemplated by such Section 21.17 and such Section 10.09, such portion shall be paid to the Lessee unless the Lease shall have theretofore been declared to be in default pursuant to

Article 19 thereof, in which event such portion shall be distributed forthwith upon such declaration in accordance with the provisions of Section 6.05.

   Section 6.05. Payments After Declaration of Lease Event of Default or Acceleration. The Indenture Trustee shall apply (a) all moneys received and amounts realized by it (including any amounts realized by the Indenture Trustee pursuant to the exercise of any of the remedies pursuant to this Indenture or
Article 19 of the Lease but excluding any Excepted Payments) after either (x) the Lease shall have been declared to be in default pursuant to Article 19 thereof or (y) the Outstanding principal of the Secured Notes shall have been declared to be due and payable immediately pursuant to Section 7.01, and (b) all moneys then held or thereafter received by it under this Indenture or under any other Operative Document as part of the Estate, as follows:

          (i) so much of such payments and amounts as shall be required to reimburse the Indenture Trustee for any unpaid fees for its services hereunder, expenses (including any reasonable legal fees or expenses, including those reasonable attorneys' fees incurred pursuant to Section 4.10(h) or 10.01(g)) or other loss incurred or paid by it with its own funds (which by the terms of the Operative Documents it is not the obligation of the Indenture Trustee to pay and to the extent incurred in connection with its duties as the Indenture Trustee and to the extent reimbursable and not previously reimbursed) shall be retained, offset or paid to the Indenture Trustee for application to itself, in its individual capacity, as appropriate;

          (ii) so much of such payments or amounts remaining as shall be required to reimburse the then existing or prior Holders for obligations incurred pursuant to Section 10.01(c)(i) (to the extent not previously reimbursed) shall be distributed to the then existing or prior Holders in accordance with the amount of any payments or deposits made by each such then existing or prior Holders pursuant to said Section 10.01(c)(i); and so much of such payments or amounts remaining as shall be required to pay the then existing or prior Holders the amounts payable to them pursuant to the provisions of Section 8.1 or 8.2 of the Participation Agreement shall be distributed to such existing and prior Holders entitled to indemnity or other payments under said provisions, and in case the aggregate amount so to be paid to all such existing and prior Holders shall be insufficient to pay all such amounts as aforesaid, then, ratably, without priority of one such Holder over the other, in the proportion that the amount of such indemnity or other payments to which each such Holder is entitled bears to the aggregate amount of such indemnity or other payments to which all such Holders are entitled;

          (iii) so much of such payments and amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of the Secured Notes then Outstanding, plus any due but unpaid Redemption Premium (in the case of Sections 2.05(b), 2.04(b), 2.04(c), 2.04(d), 2.04(f) and
     any acceleration of the Notes pursuant to Section 7.01) and any accrued but unpaid interest thereon to the date of distribution (including, to the extent permitted by law, interest at the Overdue Rate) shall be paid to the Holders ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all such Secured Notes held by each such Holder, plus any due but unpaid Redemption Premium (in the case of clauses (b), (c), (d) or (f) of Section 2.04, Section 2.05(b) or any acceleration of the Notes pursuant to
     Section 7.01) thereon and any such accrued but unpaid interest (including such interest at the Overdue Rate, if any) thereon, bears to the aggregate unpaid principal amount of all such Secured Notes held by all such Holders, plus any due but unpaid Redemption Premium (in the case of clauses (b), (c), (d) or (f) of Section 2.04, Section 2.05(b) or any acceleration of the Notes pursuant to Section 7.01) thereon and any such accrued but unpaid interest (including such interest at the Overdue Rate, if any) thereon;

          (iv) so much of such payments and amounts remaining as shall be required to pay in full any other indebtedness secured by this Indenture shall be applied to the payment of such indebtedness (ratably, if necessary); and

          (v) the balance, if any, of such payments and amounts remaining thereafter shall be distributed to the Grantor.

   Section 6.06. Application of Certain Other Payments. Except as otherwise provided in Section 6.02, 6.03, 6.04 or 6.05, any moneys received by the Indenture Trustee for which provisions as to the application thereof are made in the Lease or the Participation Agreement, but not else where in this Indenture, shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of the Lease or the Participation Agreement, as the case may be; provided, however, that the Indenture Trustee shall hold such payment (other than amounts payable to the Holders and Excepted Payments) as part of the Estate so long as there shall have occurred and be continuing any Default or Event of Default, subject to the proviso in Section 6.03; provided, further, that if such payment is owed to the Lessee and no Special Default or Lease Event of Default has occurred and is continuing, the Indenture Trustee shall pay as soon as practicable such amount to the Lessee.

   Section 6.07. Other Payments. Except as otherwise provided in Section 6.02, 6.03, 6.04, 6.05 or 6.06,

          (a) any moneys received and amounts realized by the Indenture Trustee for which no provision as to the application thereof is made in the Participation Agreement, the Lease or elsewhere in this Article VI shall constitute part of the Estate and shall be promptly distributed in accordance with Section 6.01 or 6.02, whichever is applicable; and

          (b) any moneys received and amounts realized by the Indenture Trustee under the Lease, this Indenture or otherwise with respect to the Estate after payment in full of the principal of, Redemption Premium, if any, and interest (including interest at the Overdue Rate, if any) on all of the Secured Notes and all other amounts due the Indenture Trustee and the Holders hereunder and under the other Operative Documents, as well as any other amounts remaining as part of the Estate after payment in full of the principal of, Redemption Premium, if any, and interest (including interest at the Overdue Rate, if any) on all Secured Notes and all other amounts due the Indenture Trustee and the Holders hereunder and under the other Operative Documents, shall be distributed forthwith by the

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     Indenture Trustee to the Grantor and the Lessee, as their interests may appear, or as the Grantor or the Lessee, as the case may be, may direct.

   Section 6.08. Excepted Payments. Notwithstanding anything in this Indenture or any other Operative Document to the contrary, any Excepted Payments or other amounts in respect of Excepted Rights received by the Indenture Trustee, at any time and from time to time and under any circumstances, shall be promptly remitted to the Grantor.

                                   Article VII

                         Events of Default; Declaration
                              of Secured Notes Due

   Section 7.01. Events of Default; Declaration of Secured Notes Due. If one or more of the following events (individually called an "Event of Default" and collectively called "Events of Default") shall occur (whether such occurrence shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental officer, commission, authority, body or agency, or otherwise):

          (a) the Grantor shall default (i) in the due and punctual payment of any scheduled payment of principal and/or interest payable on any Secured Note on a Payment Date and such default shall continue for five (5) days or
     (ii) in the due and punctual payment of any other payment of the principal of, Redemption Premium, if any, or interest on any Secured Note (including in respect of a prepayment or redemption, in whole or in part, of the Secured Notes) when the same shall have become due and payable (whether on a date fixed for any optional or required prepayment or redemption or by acceleration, declaration, demand or otherwise) and such default shall continue for five (5) days; or

          (b) the Grantor shall default in the due and punctual payment of any other indebtedness payable pursuant to this Indenture and such default shall continue for more than thirty (30) days after the Grantor shall have been given written notice of such default; or

          (c) the Grantor shall default in the due performance or observance of any of the terms of the Secured Notes, this Indenture or any other Operative Document other than those referred to in the foregoing clauses
     (a) and (b) or the Owner Participant or the Recourse Guarantor shall default in the performance or observance of any of its covenants and agreements in the Operative Documents and such default shall continue for more than thirty (30) days after the Grantor, the Owner Participant or the Recourse Guarantor, as the case may be, shall have been given written notice of such default; provided, however, that if such default is capable of being cured but cannot be cured within such thirty (30) day period the cure period shall be extended, for as long as is necessary to effectuate a cure, so long as the Grantor, the Owner Participant or Recourse Guarantor, as the case may be, is diligently pursuing such cure, as evidenced by an

     Officer's Certificate of such party delivered to the Indenture Trustee (but in no event in excess of two hundred seventy (270) days); or

          (d) if a Lease Event of Default shall occur and be continuing (other than with respect to Excepted Rights or Excepted Payments); or

          (e) if any representation or warranty made by the Grantor or the Owner Participant or the Recourse Guarantor hereunder or in any other Operative Document or in any report, schedule, notice or other document furnished by or on behalf of the Grantor or the Owner Participant or the Recourse Guarantor shall prove to have been false or incorrect in any material respect on the date as of which made, and such false or incorrect representation shall continue uncured for a period of more than thirty (30) days after notice has been given to the Grantor or the Owner Participant or the Recourse Guarantor, as the case may be, by the Indenture Trustee; provided, however, that if such false or incorrect representation or warranty is capable of being cured but cannot be cured within such thirty
     (30) day period, the cure period shall be extended, for as long as is necessary to effectuate a cure, so long as the Grantor or the Owner Participant or the Recourse Guarantor, as the case may be, is diligently pursuing such cure, as evidenced by an Officer's Certificate of such party delivered to the Indenture Trustee (but in no event in excess of two hundred seventy (270) days); or

          (f) if the Grantor, the Owner Participant, the Recourse Guarantor or Residual Value Insurer shall consent to the appointment of, or taking of possession by, a receiver, trustee, custodian or liquidator of itself or of a substantial part of its property, or if the Grantor, the Owner Participant, the Recourse Guarantor or Residual Value Insurer shall admit in writing its inability to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors; or if the Grantor, the Owner Participant, the Recourse Guarantor or Residual Value Insurer, shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any applicable bankruptcy or insolvency laws or any law analogous in purpose or effect (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against such Person in any such proceeding, or if the Grantor, the Owner Participant, the Recourse Guarantor or Residual Value Insurer shall by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the liquidation, reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

          (g) if a receiver, trustee, liquidator or custodian of the Grantor, the Owner Participant, the Recourse Guarantor or Residual Value Insurer of a substantial part of the property of the Grantor, the Owner Participant, the Recourse Guarantor or Residual Value Insurer shall be appointed by court order and such order shall remain in effect for more than ninety (90) days; or if the Grantor, the Owner Participant, the Recourse Guarantor or Residual Value Insurer shall be adjudicated bankrupt or insolvent; or any of such Person's property shall be sequestered by court order and such order shall remain in effect for more than ninety (90) days; or if a petition shall be filed against the Grantor, the

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

     Owner Participant, the Recourse Guarantor or Residual Value Insurer under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or any law analogous in purpose and effect of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within ninety (90) days after such ruling; or

          (h) if any Recourse Guaranty ceases to be in full force and effect except in accordance with its terms; or

          (i) if the Owner Participant breaches the provisions of Section 6.32 of the Participation Agreement and fails to cure any such breach within fifteen (15) days after written notice; which cure with respect to clauses
     (d), (g), (h), (j), (m), (n), (o), (p), (t), (u) and (v) of Section 6.32 of
     the Participation Agreement shall be deemed effectuated upon the delivery to the Indenture Trustee of an opinion of counsel satisfactory to Indenture Trustee in its sole discretion to the effect that such breach would not result in the substantive consolidation of the assets of the Owner Participant with the assets of the holder of any beneficial interests in the Owner Participant or such Holder's Affiliates (as defined in Section
     6.32 of the Participation Agreement); or

          (j) if the Owner Participant shall default in the due performance or observance of any of the terms of Section 6.34 of the Participation Agreement; or

          (k) if the Residual Value Insurance ceases to be in full force and effect;

then (i) upon the occurrence of an Event of Default described in clause (f) or
(g) of this Section with respect to the Grantor or the Owner Participant or the Recourse Guarantor, the Secured Notes and interest (including interest at the Overdue Rate, if any) accrued thereon plus the Redemption Premium, if any, shall for all purposes hereof (including Article VIII hereof) be deemed to have been automatically declared to be, and shall automatically become, due and payable, without presentment, demand, protest or notice, all of which are hereby waived, and (ii) upon the occurrence of any Event of Default other than those described in clauses (f) and (g) of this Section, the Indenture Trustee or a Majority in Interest of Secured Note Holders may, at any time thereafter (unless all Events of Default shall theretofore have been remedied and all costs and expenses, including, without limitation, reasonable legal fees and expenses incurred by or on behalf of the Indenture Trustee or any such Holder or Holders, shall have been paid by the Grantor) at its or their option, upon five (5) days' written notice to the Grantor, declare all the Secured Notes to be due and payable, whereupon the same shall forthwith become due and payable, together with interest (including interest at the Overdue Rate, if any) accrued thereon plus the Redemption Premium, if any, without presentment, demand, protest or notice, all of which are hereby waived.

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

                                  Article VIII

                                 Remedies, Etc.

   Section 8.01. Remedies under Lease and Other Documents. Subject to the rights of the Grantor contained in Article XVIII and the limitations set forth in this
Section 8.01 if an Event of Default shall have occurred and be continuing that constitutes or results from an Event of Default of the type described in Section 7.01(d) hereof, then in every such case the Indenture Trustee, as assignee, mortgagee, grantee or secured party hereunder or otherwise, may, to the extent permitted by Applicable Laws and Regulations, exercise any or all of the rights and powers and pursue any or all of the remedies of the Grantor under the Lease (including Article XIX thereof) and each other Operative Document and, in connection therewith, corresponding remedies under this Article VIII, and may take possession of all or part of the Estate and may exclude the Grantor and the Lessee and all Persons claiming under any of them wholly or partly therefrom. Any provision of the Lease, this Indenture or any other Operative Document to the contrary notwithstanding, if any Lease Event of Default has occurred and is continuing and there are no other Events of Default then existing, the Indenture Trustee shall not foreclose the Lien of this Indenture unless the Indenture Trustee is concurrently taking action under the Lease to dispossess the Lessee, to terminate the Lease or to pursue any comparable remedy, in each case, to the extent that it is then entitled to do so hereunder and is not then stayed or otherwise prevented from doing so by operation of law; provided, however, that in the event that the Indenture Trustee is so stayed or otherwise prevented by operation of law from taking legal action under the Lease to dispossess the Lessee, to terminate the Lease or to pursue any comparable remedy thereunder, the Indenture Trustee shall nevertheless not foreclose the Lien of this Indenture until the earlier of (a) the expiration of a period of two hundred seventy (270) days following the commencement of such stay or prevention or (b) the expiration of such stay or prevention (it being understood that, in the case of this clause (b), the Indenture Trustee shall nonetheless continue to be subject to the foregoing provisions of this sentence with respect to the type or types of remedy or remedies it shall, pursuant to this Section 8.01, be required to exercise under the Lease in connection with any concurrent foreclosure of the Lien of this Indenture in the absence of any such stay or prevention).

   Section 8.02. Legal Proceedings. If any one or more Events of Default shall have occurred and be continuing, the Indenture Trustee may proceed to protect and enforce the rights of the Holders by an action at law, suit in equity or other appropriate proceeding, and may exercise any and all of the rights, powers and remedies provided, as applicable, in the Uniform Commercial Code of the State is which the affected Property is located, to protect and enforce the rights of the Holders under this Indenture, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or any other right or remedy available under Applicable Laws and Regulations, or to enforce the payment of the Notes or to foreclose the Lien of this Indenture against one or more of the Properties and to have one or more of the Properties sold in one or more parcels under the judgment or decree of a court or courts of competent jurisdiction, or otherwise. All rights of action under this Indenture or in respect of the Note may be enforced without the possession of the Note (to the extent permitted by applicable law) and without the production thereof at any trial or other proceeding relative

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

thereto. Any such suit or proceeding instituted by the Indenture Trustee shall be brought in its name as Indenture Trustee and any recover or judgment shall be for the ratable benefit of the Certificate Owners.

   Section 8.03. Cost of Collection. If the Grantor shall fail to pay any principal of, Redemption Premium, if any, or interest (including interest at the Overdue Rate, if any) on any Secured Note or any other amount due hereunder or under the Secured Notes, it will pay to the Holder thereof such further amounts as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable legal fees and expenses.

   Section 8.04. Notice of Claimed Default, Etc. If any Holder shall serve any notice or demand or take any other action in respect of a claimed Event of Default, the Grantor will forthwith give written notice thereof to the Indenture Trustee (who shall promptly give notice to all other Holders) describing the notice, demand or action and the nature of the claimed default. The Grantor shall notify the Indenture Trustee of any action commenced by the Grantor against the Lessee for the non-payment of any Excepted Payments.

   Section 8.05. No Waiver. Neither failure nor delay on the part of the Indenture Trustee or any Holder to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

   Section 8.06. Foreclosure. (a) The Indenture Trustee or the Deed of Trust State Trustee, as the case may be, may at a foreclosure sale sell as part of the Estate the Grantor's interest as the lessor under the Lease subject to the Lease and the rights of the Lessee under the Lease, except that if a Lease Event of Default has occurred and is continuing and the Lessee has been dispossessed or if the Indenture Trustee or the Deed of Trust State Trustee, as the case may be, is taking action to dispossess the Lessee, then the Indenture Trustee or the Deed of Trust State Trustee, as the case may be, may sell the Estate free and clear of the Lease or any rights the Lessor or Lessee may have under the Lease.

     (b) Subject to Section 8.01, if any Event of Default shall have occurred and be continuing, the Indenture Trustee may, at any time, at its election, and, at the written request of a Majority in Interest of Secured Note Holders shall, proceed at law or in equity or otherwise to enforce the payment of the Secured Notes at the time Outstanding in accordance with the terms hereof and thereof and the Indenture Trustee or the Deed of Trust State Trustee, as the case may be, may, at any time, at its election, and, at the written request of a Majority in Interest of Secured Note Holders shall, foreclose the Lien of this Indenture in one or more proceedings as against all or, to the extent permitted by law, any part of the Estate, or any interest in any part thereof.

     (c) Upon the occurrence and continuance of an Event of Default, the Indenture Trustee or the Deed of Trust State Trustee, as the case may be, at the written request of a Majority in Interest of Secured Note Holders shall have the right to proceed with foreclosure (judicial (as the sole foreclosure remedy with respect to the Mortgage Properties) or nonjudicial) of the Liens,

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

security titles and security interests pursuant to this Indenture without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness contemplated hereby; and any such sale shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Indenture shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section
6.05 hereof. Several sales may be made hereunder without exhausting the right for any unmatured part of the secured indebtedness.

     (d) The parties hereto agree to be bound by Section 6.19 of the Participation Agreement.

   Section 8.07. Power of Sale. Subject to Section 8.01 and except with respect to the Mortgage Properties, if an Event of Default shall have occurred and be continuing, and if the Lease shall have been declared to be in default following the occurrence of a Lease Event of Default thereunder pursuant to Article XIX thereof or the principal amount of all of the Secured Notes at the time Outstanding shall have been declared (or deemed to be declared) to be due and payable pursuant to Section 7.01:

          (a) with respect to the Georgia Properties:

               (i) the Indenture Trustee, or its successor or substitute, may, in accordance with Applicable Laws and Regulations, and it shall be its special duty to do so at the request of a Majority of Interest of the Secured Note Holders from time to time, sell the Georgia Properties or any part of the Georgia Properties at public sale or sales before the door of the courthouse of the county or counties in which the Georgia Properties or any part of the Georgia Properties are situated, to the highest bidder for cash, in order to pay the indebtedness secured hereby and accrued interest thereon and insurance premiums, liens, assessments, taxes and charges, including utility charges, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorneys, fees, if incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which sheriff's sales are advertised in said county. At any such public sale, the Indenture Trustee may execute and deliver to the purchaser a conveyance of the Georgia Properties or any part of the Georgia Properties in fee simple, with full warranties of title (or without warranties, if the Indenture Trustee, acting on the advice of a Special Servicer or with the consent of a Majority in Interest of the Secured Note Holders, shall so elect), and to this end, the Grantor hereby constitutes and appoints the Indenture Trustee the agent and attorney-in-fact of such person to make such sale and conveyance, and thereby to divest the Grantor of all right, title, interest, equity and equity of redemption, if any, that the Grantor may have in and to the Georgia Properties and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon the Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by dissolution, insolvency or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the indebtedness secured hereby and shall not be exhausted by one exercise thereof but may be exercised until full payment of all indebtedness secured hereby. In the event of any sale under this Indenture by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Georgia Properties may be sold as an entirety or in separate parcels and in such manner or order as the Majority in Interest of the Secured Note Holders shall direct the Indenture Trustee in accordance with Section 10.02 hereof, and if the Indenture Trustee is so directed in accordance with Section 10.02 hereof, the Indenture Trustee shall sell the personal property covered by this Indenture at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Georgia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Georgia Properties are sold or the entire indebtedness secured hereby is paid in full. If the entire indebtedness secured hereby is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, the Indenture Trustee shall, at the direction of the Majority in Interest of the Secured Note Holders pursuant to Section 10.02 hereof, exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as the Indenture Trustee has been directed. In the event of any such foreclosure sale by the Indenture Trustee or the Grantor, as applicable, shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

               (ii) The Indenture Trustee may adjourn from time to time any sale by it to be made under or by virtue of this Indenture and, except as otherwise provided by any applicable provision of law, the Indenture Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

               (iii) No recovery of any judgment by the Indenture Trustee and no levy of an execution under any judgment upon the Georgia Properties or upon any other property of the Grantor shall affect in any manner or to any extent, the Lien and title of this Indenture upon the Georgia Properties or any part thereof, or any liens, titles, rights, powers or remedies of the Indenture Trustee hereunder, but such liens, titles, rights, powers and remedies of the Indenture Trustee shall continue unimpaired as before.

               (iv) The Grantor agrees, to the fullest extent permitted by Applicable Laws and Regulations, that upon the occurrence and continuance of an Event of Default, neither the Grantor nor anyone claiming through or under either of them shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Indenture, or the absolute sale of the Georgia Properties, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and the Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien or title hereof.

               (v) The Indenture Trustee, at its option, is authorized to foreclose this Indenture subject to the rights of any tenants of the Georgia Properties, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by the Grantor, a defense to any proceedings instituted by the Indenture Trustee to collect the sums secured hereby.

               (vi) In the event of any sale of any of the Properties made under or by virtue of this Article VIII (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Secured Notes, this Indenture or the Operative Documents to the contrary notwithstanding, become due and payable.

               (vii) The Grantor hereby expressly waives any and all benefits which it may have under O.C.G.A. 44-14-85 to claim or assert that the indebtedness secured hereby has been reinstated in accordance with its terms following the withdrawal of any foreclosure proceedings by the Indenture Trustee, and acknowledges and agrees that reinstatement shall occur only upon written agreement of the Indenture Trustee.

          (b) With respect to the Deed of Trust Properties, except to the extent otherwise provided for in this Section 8.07, the Deed of Trust State Trustees, or their successors or substitutes, are authorized and empowered, in accordance with Applicable Laws and Regulations, and it shall be their special duty at the request of the Beneficiary acting at the direction of a Majority in Interest of the Secured Note Holders from time to time to sell the Deed of Trust Properties or any part of the Deed of Trust Properties, at the courthouse of any county or city (whether or not the counties or cities in which the Deed of Trust Properties are located are contiguous) in which any part of the Deed of Trust Properties is situated, at public venue to the highest bidder for cash between the hours of nine o'clock A.M. and five o'clock P.M. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State in which the particular Deed of Trust Property is located then in force governing sales of real estate under powers of sale conferred by a deed of trust, after having given notice of such sale in accordance with such statutes. Any sale made by a Deed of Trust State Trustee hereunder may be as an entirety or in such parcels as the Beneficiary, acting at the direction of a

     Majority in Interest of Secured Note Holders, may request. To the extent permitted by Applicable Laws and Regulations, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by a Deed of Trust State Trustee of less than the whole of the Estate shall not exhaust the power of sale herein granted, and the Deed of Trust State Trustees are specifically empowered to make successive sale or sales under such power until the whole of the Estate shall be sold and, if the proceeds of such sale of less than the whole of the Estate shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Indenture and the lien hereof shall remain in full force and effect as to the unsold portion of the Estate just as though no sale had been made; provided, however, that the Grantor shall never have any right to require the sale of all or less than the whole of the Estate but the Beneficiary, acting at the direction of a Majority in Interest of Secured Note Holders, from time to time shall have the right, at their sole election in their discretion, to request a Deed of Trust State Trustee to sell all or less than the whole of the Estate. A Deed of Trust State Trustee may, after any request or direction by the Holders from time to time, sell not only the real property but also the security and other interests which are a part of the Estate, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Estate separately from the remainder of the Estate. It shall not be necessary for a Deed of Trust State Trustee to have taken possession of any part of the Estate or to have present or to exhibit at any sale any part of the Estate. The power of sale granted herein shall not be exhausted by any sale held hereunder by a Deed of Trust State Trustee or its substitute or successor, and such power of sale may be exercised from time to time and as many times as it may deem necessary until all of the Estate has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed, such sale shall not exhaust the power of sale hereunder and a Deed of Trust State Trustee shall have the right to cause a subsequent sale or sales to be made hereunder. The Deed of Trust State Trustees or their successors or substitutes may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Deed of Trust State Trustees, including the posting of notices and the conduct of sale, but in the name and on behalf of a Deed of Trust State Trustee, its successor or substitute. If a Deed of Trust State Trustee or its successor or substitute shall have given notice of sale hereunder, any successor or substitute Deed of Trust State Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Deed of Trust State Trustee conducting the sale.

          (c) With respect to the District of Columbia Property:

               (i) The Grantor hereby, upon the occurrence of an Event of Default hereunder, authorizes and empowers the Washington D.C. Deed of Trust Trustee to take possession of any or all of the District of Columbia Property and to sell any or all of it or any estate or interest therein in accordance with the requirements relating to or affecting deeds of trust or security agreements, including any amendments thereof or additions thereto.

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

               (ii) If any or all of the District of Columbia Property or any estate or interest therein is to be sold under the provisions herein, by virtue of a judicial sale or otherwise, it may be sold at public auction, as an entirety or in one or more parcels, by one sale or by several sales held at one time or at different times, with such postponement of any such sale as the Washington D.C. Deed of Trust Trustee may deem appropriate and without regard to any right of the Grantor or any other Person to the marshalling of assets. Any such sale or sales shall be held at such time or times and at such place or places, and shall be made upon such terms and conditions and after such previous public notice as required by Applicable Laws and Regulations, as the Washington D.C. Deed of Trust Trustee may determine at the instruction of a Majority in Interest of the Secured Note Holders pursuant to Section 10.02 hereof. Any Holder may bid and become the purchaser at any such sale, and shall, upon presentation of the document(s) evidencing its portion of the indebtedness secured hereby or a true copy thereof at such sale, be credited for the unpaid balance due under such instruments and any interest accrued and unpaid thereon, or such portion of such unpaid balance or interest as the Holder may specify against any price bid by the Holder thereat. The terms of sale being complied with, the Washington D.C. Deed of Trust Trustee shall convey to and at the cost of the purchaser at such sale the Grantor's interest in so much of the District of Columbia Property as is so sold, free of and discharged from all estate right, title or interest of the Grantor at law or in equity, such purchaser being hereby discharged from all liability to see to the application of the purchase money. Upon any sale of the Grantor's interest in any or all of the District of Columbia Property, the proceeds of such sale, together with any other sum then held as security hereunder or due under any of the provisions hereof as part of the District of Columbia Property, shall be applied (after paying all expenses of sale, including, without limitation, reasonable attorneys' fees, a reasonable commission to the Washington D.C. Deed of Trust Trustee, all assessments which a Majority in Interest of the Secured Note Holders deem it advisable or efficient to pay, and all sums advanced, with interest thereon, as herein provided) to the payment of the aggregate indebtedness then secured hereby and interest thereon to the date of payment, paying over the surplus, if any, less the expense, if any, of obtaining possession to the Grantor or any person entitled thereto upon the surrender and delivery to the purchaser of possession of the District of Columbia Property. Immediately upon the first insertion of any advertisement or notice of any such sale, there shall become due and owing by the Grantor all expenses incident to such advertisement or notice, all court costs and all expenses incident to any foreclosure proceedings brought hereunder or otherwise in connection with such sale, and a reasonable commission to the Washington D.C. Deed of Trust Trustee, and no party shall be required to receive only the aggregate indebtedness then secured hereby with interest thereon to the date of payment unless it is accompanied by a tender of payment of such expenses, costs and commissions.

          (d) With respect to the Virginia Properties:

               (i) upon the occurrence and during the continuance of an Event of Default, the Beneficiary may, or at the direction of a Majority in Interest of Secured Note Holders shall, declare the Obligations immediately due and payable and shall have the right to have the Virginia Deed of Trust Trustee take possession of the Virginia Properties and proceed to sell the Virginia Properties, as a whole or in parcels, at public auctions, for cash or credit, at such time and place and upon such terms and conditions as the Virginia Deed of Trust Trustee shall deem appropriate. Before such sale at public auction is made, there shall first be advertisement of the time, place and terms of sale at least four times in some newspaper having a general circulation in the county or city in which the Virginia Property is located, and there shall be given, at least 14 days prior to such sale, written notice of the time, place and terms of sale by certified or registered mail to the then owner of the Virginia Property and the Lessee at its last known address, as such owner and address appear on the records of the Beneficiary. The Beneficiary may become the purchaser of the property so sold and no purchaser shall be required to see to the proper application of the purchase money. Any failure or delay by the Beneficiary in exercising any right hereunder shall not be construed as a waiver of the right to exercise the same of any other right at any time.

               (ii) Substitution of the Virginia Deed of Trust Trustee is permitted under this Indenture. The Virginia Deed of Trust Trustee shall be under no duty to act until the Virginia Deed of Trust Trustee receives notice of the occurrence of an Event of Default from the Beneficiary and arrangements have been made which are satisfactory to the Virginia Deed of Trust Trustee for the indemnification to which the Virginia Deed of Trust Trustee is entitled, the payment of the Virginia Deed of Trust Trustee's compensation and the reimbursement of any expenses the Virginia Deed of Trust Trustee may incur in the performance of his duties. Furthermore, the Virginia Deed of Trust Trustee shall have such duties, obligations and responsibilities as provided in Section 55-59 through 55-59.4 of the Code of Virginia
          (1950), as amended, or any successor statute. At any sale made hereunder of any of the Virginia Properties, the Virginia Deed of Trust Trustee may require that each bidder deposit a sum of not more than ten percent (10%) of the then fair market value of the Virginia Property.

               The provisions hereof with respect to posting and giving notices of sale are intended to comply with the provisions of Code of Virginia, 1950, Section 55-58 et seq., and in the event the requirement for any notice under such provisions shall be eliminated or the prescribed manner of giving the same is modified by future amendment to such provisions, the requirement for such particular notice shall be stricken from or modified in this instrument in conformity with such amendment. The manner herein prescribed for serving or giving of any notice other than that set forth in Code of Virginia, 1950, Section 55-58 et seq. shall not be deemed exclusive but such notice or notices may be given in any other manner which may be permitted by Applicable Laws and Regulations.

               (iii) Notwithstanding anything to the contrary set forth herein, in the event of any conflict between any provision of this Paragraph
          (d) and any other provision of this Indenture, the other terms and provisions of this Indenture shall control.

               (iv) This Indenture, unless otherwise specified herein, shall be construed under and in accordance with and will incorporate by reference the terms of (S)(S) 55-59 through 55-60 of the Code of Virginia of 1950, as amended, as its provisions are in force and in effect on the date of this Indenture.

               (v) If at the time designated in any notice of sale with respect to a Virginia Property, the Virginia Deed of Trust Trustee conducting the sale deems it in the interest of the Holders or the Beneficiary, or both, to postpone or continue the sale, it may postpone or continue the sale, by giving notice as set forth in Code of Virginia, 1950,
          Section 55-58 et seq.

   Section 8.08. Indenture Trustee Authorized to Execute Deeds, Etc. The Grantor hereby presently, unconditionally and irrevocably appoints the Indenture Trustee with respect to the Properties its true and lawful attorney, to the extent permitted by Applicable Laws and Regulations, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery hereunder, if an Event of Default shall have occurred and be continuing, to execute and deliver all such deeds, bills of sale, assignments, releases and other proper instruments as a Majority in Interest of the Secured Note Holders may direct, pursuant to Section 10.02 hereof, with full power of substitution, the Grantor hereby ratifying and confirming all that such attorneys or any substitute shall lawfully do by virtue hereof. If so requested by the Indenture Trustee or any purchaser, the Grantor shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to the Indenture Trustee or such purchaser, without any representation or warranty (express or implied) by the Grantor (except, respectively, as to the absence of Lessor Liens), and without recourse, all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

   Section 8.09. Purchase of Estate by the Indenture Trustee or Holders. The Indenture Trustee or any Holder may be a purchaser of the Estate or of any part thereof or of any interest therein at any sale thereof, whether pursuant to foreclosure or otherwise, and may apply upon the purchase price the indebtedness secured hereby owing to such purchaser. Any such purchaser shall, upon any purchase, acquire title to the properties so purchased free of the Lien of this Indenture, subject to the provisions hereof.

   Section 8.10. Receipt a Sufficient Discharge to Purchaser. Upon any sale of the Estate or any part thereof of any interest therein, whether pursuant to foreclosure or otherwise, the receipt of the officer making the sale under judicial or nonjudicial proceedings or of the Indenture

Trustee shall be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

   Section 8.11. Waiver of Appraisement Valuation, Etc. The Grantor hereby waives, to the extent permitted by Applicable Laws and Regulations, the benefit of all appraisement, valuation, stay, extension, moratorium and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Estate or any part thereof or any interest therein.

     With respect to the Virginia Properties, the Grantor hereby expressly waives and releases any requirement or obligation that the beneficiary or the Virginia Deed of Trust Trustee present evidence or otherwise proceed before any court, clerk, or other judicial or quasi-judicial body before exercise of the powers of sale contained in this indenture and in (S)55-59 and (S)(S)55-59.1 Through 55-59.4 Of the Code of Virginia (1950), as amended.

   Section 8.12. Sale a Bar. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Indenture Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any Default, or as to the Holders having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Indenture Trustee of any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by the Holders or by the Indenture Trustee, or by any substitute for successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Any sale of the Estate or any part thereof or any interest therein, whether pursuant to foreclosure or otherwise hereunder, shall forever be a perpetual bar against the Grantor and any Person claiming under either of them to contest such sale.

   Section 8.13. Application of Proceeds of Sale after Foreclosure. The proceeds of any sale of the Estate or any part thereof or any interest therein pursuant to foreclosure, together with any other moneys at the time held by the Indenture Trustee as part of the Estate, shall be applied in accordance with Section 6.05, except to the extent, without limiting any other provision hereof, inconsistent with applicable State law, and as to such extent in accordance with applicable State law.

   Section 8.14. Application of Proceeds. The proceeds and/or avails of any sale of the Virginia Properties or any part thereof and the proceeds and the avails of any remedy hereunder with respect thereto shall be distributed pursuant to
Section 55-59.4 of the Code of Virginia of 1990, as amended.

   Section 8.15. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, and if (a) the Lease shall have been declared to be in default following the occurrence of a Lease Event of Default thereunder pursuant to Article XIX thereof, or (b) the principal amount of all of the Secured Notes at the time Outstanding shall have been declared (or deemed to be declared) to be due and payable pursuant to Section 7.01, (i) the Indenture Trustee shall, to the extent permitted by law, be entitled to the appointment of a trustee, liquidator, conservator or receiver for all or any part of the Estate, whether such receivership be incidental to a proposed sale of the Estate or otherwise and without regard to the value of the Estate or the solvency of any Person or Persons liable for the payment of the indebtedness secured hereby, without regard to the adequacy of security for the indebtedness secured hereby, and without regard for the solvency of the Grantor, the Lessee or any other person, firm or other entity liable for the payment of the indebtedness secured hereby, and without regard for any other statutory or common law requirements otherwise applicable to the appointment of a trustee, liquidator, conservator or receiver, and the Grantor hereby consents to the appointment of such receiver and will not oppose any such appointment and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Indenture Trustee or the Holders to application of Rents as provided in any Operative Document and (ii) immediately upon the commencement of any action, suit or other legal proceedings by the Indenture Trustee to obtain judgment for the indebtedness secured hereby, or of any other nature in aid of the enforcement of the Secured Notes or of this Indenture, the Grantor will (x) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, and (y) consent to the appointment of a receiver or receivers of the Estate and of all the earnings, revenues, rents, issues, profits and income thereof. Nothing herein shall be deemed to require the commencement of a suit or the consent of the Grantor as a condition precedent for the right of the Indenture Trustee to the appointment of a receiver or the exercise of any other rights or remedies available to the Indenture Trustee. Notwithstanding the appointment of any receiver of the Grantor, or of any of its property, or of the secured property or any part thereof, the Indenture Trustee shall be entitled to retain possession and control of all property now and hereafter covered by this Indenture. Nothing herein is to be construed to deprive the Indenture Trustee or any Holder of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by any Holder in connection with any such receivership shall be a demand obligation (which obligation the Grantor hereby promises to pay) owing by the Grantor to the relevant Person or Persons with interest from the date incurred.

   Section 8.16. Possession, Management and Income. If an Event of Default shall have occurred and be continuing, the Indenture Trustee, without further notice, to the extent permitted by law, may enter upon and take possession of the Estate or any part thereof without judicial process, by summary proceedings, ejectment or otherwise and may remove the Grantor and all other Persons claiming under or through the Grantor and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof. The Indenture Trustee shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except for its negligence and willful misconduct and except that any amounts so received by the Indenture Trustee shall be applied to pay:

          (a) all reasonable costs and expenses of so entering upon, taking possession of, holding, operating and managing the Estate or any part thereof, all other reasonable fees and expenses of the Indenture Trustee hereunder, and any taxes, assessments or other charges secured by a Lien on the Estate which are prior to the Lien of this Indenture which the Indenture Trustee may consider it necessary or desirable to pay; and

          (b) thereafter as provided in the priority set forth in clauses (ii) through (v) of Section 6.05 or, without limiting any other provision hereof, applicable State law (as appropriate).

   Section 8.17. Right of Indenture Trustee to Perform Covenants, Etc. If the Grantor or the Lessee shall fail to make any payment or perform any act required to be made or performed by it hereunder or under any other Operative Document or to release any Lien affecting the Estate which it is required to release by the terms of this Indenture, or if the insurance provisions of Article 11 of the Lease are not in effect or are not being complied with, the Indenture Trustee, upon five (5) Business Days' notice to the Grantor and the Lessee (except in an emergency, in which case only one (1) Business Day's prior notice shall be required) and without waiving or releasing any obligation or default shall, at the instruction of a Majority in Interest of the Secured Note Holders given in accordance with Section 10.02 hereof (i) at any time thereafter make such payment or perform such act, in compliance with the Lease (to the extent applicable), for the account and at the expense of the Grantor; (ii) enter upon the Properties or any part thereof for such purpose as the Majority in Interest of the Secured Note Holders have instructed; and (iii) take all such action with respect to the protection of the Estate as the Majority in Interest of the Secured Note Holders have instructed (including with respect to the insurance, maintenance, operation, use, repair, preservation, protection, improvement, modification, subleasing, assignment or other action affecting the Estate); provided that the Indenture Trustee shall not take any such action if the Grantor or the Lessee, as the case may be, is diligently attempting to cure such failure within the cure period, if any, provided to such entity under the Operative Documents to effect such cure. No such action by the Indenture Trustee shall be deemed to be a waiver by it of any Default caused by such failure and no such entry shall be deemed an eviction. All sums so paid by the Indenture Trustee and all reasonable costs and expenses (including, without limitation, insurance premiums and related expenses and reasonable legal fees and expenses) so incurred, together with interest at the Overdue Rate thereon (to the extent permitted by Applicable Laws and Regulations) from the date of payment or incurrence, shall constitute additional indebtedness secured by this Indenture and shall be paid by the Grantor to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or negligence on the part of the Indenture Trustee.

   Section 8.18. Remedies, etc, Cumulative. Each right, power and remedy of the Indenture Trustee provided for in this Indenture or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Indenture or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Indenture Trustee of any one or more of the rights, powers or remedies provided for in this Indenture or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise of any such right, power or remedy with respect to any part of the Estate, shall not preclude the simultaneous or later exercise by the Indenture Trustee of any or all such other rights, powers or remedies, or the simultaneous or later exercise by the Indenture Trustee of any such right, power or remedy with respect to any other part of the Estate.

   Section 8.19. No Action Contrary to the Lessee's Rights Under the Lease. Notwithstanding any of the provisions of this Indenture to the contrary (including Section 8.22), neither the Grantor nor the Indenture Trustee shall, so long as no Lease Event of Default shall have occurred and be continuing, take any action which would interfere with the Lessee's rights under the Lease, including the right to quiet possession and use of the Properties.

   Section 8.20. Restoration of Rights and Remedies. In case the Indenture Trustee shall have proceeded to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Grantor, the Indenture Trustee and the Lessee shall be restored to their former positions and rights hereunder with respect to the Estate, and all rights, remedies and powers of the Indenture Trustee shall continue as if no such proceedings had been taken.

   Section 8.21. Discretion as to Security. The Indenture Trustee, at the instruction of a Majority in Interest of the Secured Note Holders given pursuant to Section 10.02 hereof, may resort to any security given by this Indenture or any other security now existing or hereafter given to secure the payment of the indebtedness secured hereby, in whole or in part, and in such portions and in such order as the Indenture Trustee has been so instructed, and any such action shall not in anyway be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Indenture.

   Section 8.22. Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, the Grantor or the Grantor's heirs, devisees, representatives, successors or assigns are occupying or using the Estate, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by Applicable Laws and Regulations, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

     By execution of this Indenture, the Grantor expressly: (a) acknowledges the right to accelerate the indebtedness evidenced by the secured notes and the power of attorney given herein to the Indenture Trustee, for the benefit of the Indenture Trustee and the Holders from time to time (as beneficiaries), to sell the Georgia properties and the Deed of Trust properties by nonjudicial foreclosure upon default hereunder and to the fullest extent permitted under applicable laws and regulations without any judicial hearing and without any notice; (b) waives (to the extent permitted under applicable laws and regulations) any and all rights which the Grantor may have under the Constitution of the United States (including the Fifth and Fourteenth Amendments thereof), the various provisions of the constitutions for the several states, or by reason of any other applicable law, to notice and to judicial hearing prior to the exercise by the Indenture Trustee for the benefit of the Holders (as beneficiaries), of any right or remedy herein provided to the Indenture Trustee for the benefit of the Holders, as beneficiaries; (c) acknowledges that the Grantor has read this Indenture and its provisions have been explained fully to the Grantor and has consulted with counsel of its choice prior to executing this Indenture; and (d) acknowledges that all waivers of the aforesaid rights of the Grantor have been made knowingly, intentionally and willingly by the Grantor as part of a bargained for loan transaction.

                                   Article IX

                   No Assumption of Lease Operative Documents

   Section 9.01. No Assumption of Lease or Operative Documents. Neither this Indenture nor any action or inaction on the part of the Indenture Trustee and/or any Holder shall constitute an assumption on the part of the Indenture Trustee and/or such Holder of any obligation under the Lease or any other Operative Document, except that if the Indenture Trustee or any Holder exercises any right or remedies under the Lease or any other Operative Document, it may do so only pursuant to the terms and conditions of this Indenture and the Lease or any other such document. No action or inaction on the part of the Grantor, the Lessee or any other Person shall adversely affect or limit in any way the rights of the Indenture Trustee or any Holder under this Indenture or any other Operative Document, unless such action or inaction is permitted by the terms of the Operative Documents.

                                    Article X

                              The Indenture Trustee

   Section 10.01. Duties of the Indenture Trustee. (a) In the event the Indenture Trustee shall have knowledge of a Default or an Event of Default, it shall give prompt telex, telegraphic or telephonic notice of such Default or Event of Default to each Holder, the Grantor and the Lessee by written notice sent in the manner provided in Section 16.01, which notice shall set forth in reasonable detail the circumstances known to it with respect to such Default or Event of Default; provided, that in the absence of Actual Knowledge, the Indenture Trustee shall not be deemed to have knowledge of the existence of any Default or Event of Default unless notified thereof in writing by the Grantor, the Lessee or any Holder or any other party to an Operative Document; and, provide, further, that the failure of the Indenture Trustee to give any such notice to a Holder, the Grantor or the Lessee shall not in any way affect the validity of any action taken by the Indenture Trustee or any Holder pursuant to the exercise of any of the remedies provided in Article VIII, subject to the Grantor's rights under Article XVIII.

     (b) [Reserved.]

     (c) The Indenture Trustee undertakes by acceptance of the trusts hereunder, for the equal and proportionate benefit and security of the Holders, to take such action from time to time for the protection and enforcement of their rights under this Indenture as may be necessary or appropriate in the interests of such Holders; provided, that:

          (i) the Indenture Trustee shall not be obligated to take any action hereunder which might in its reasonable judgment involve it in any expense or liability unless it shall have been furnished with reasonable indemnity by any Holder (as among the Holders from time to time, each Holder by its acceptance of a Secured Note agrees that any payment made by any Holder pursuant to any such indemnity given by any Holder shall be shared by all the Holders on a pro rata basis, in the proportion that the aggregate unpaid principal amount of all Secured Notes held by each Holder bears to the aggregate unpaid principal amount of all Secured Notes held by all Holders);

          (ii) unless and until an Event of Default shall have occurred and be continuing, the Indenture Trustee shall not be obligated to take any action hereunder except for the performance of such duties as are specifically set forth in this Indenture or except as may be requested from time to time in writing by a Majority in Interest of Secured Note Holders and no implied duties, covenants or obligations shall be read into this Indenture against the Indenture Trustee;

          (iii) the Indenture Trustee shall not be liable for any error of judgment made in good faith, unless it shall be proven that the Indenture Trustee was negligent in ascertaining the pertinent facts;

          (iv) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith and without negligence in accordance with the instruction in writing at any time and from time to time of a Majority in Interest of Secured Note Holders, given in accordance with Section 10.02 hereof, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any right or power conferred upon the Indenture Trustee hereunder, and shall not be obligated to perform any discretionary act hereunder without the instructions in writing of a Majority in Interest of Secured Note Holders; and

          (v) the Indenture Trustee may transact banking or trust business with any Person, or any Affiliate of such Person, who may be party to any Operative Document with the same rights it would have if it were not Indenture Trustee hereunder.

     (d) Except as provided in Section 10.01(e), the Indenture Trustee agrees that it will not give its approval or consent or exercise any right, remedy or power or take any action with respect to the Lease, this Indenture or any other Operative Document except in accordance with the express terms hereof or with written instructions from a Majority in Interest of Secured Note Holders given in accordance with Section 10.02 hereof.

     (e) If and so long as an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise such rights, powers and remedies (whether vested in it by this Indenture or at law or in equity or by statute or otherwise) for the protection and enforcement of its and the Holders' rights under this Indenture acting, where practicable, in accordance with the written instructions of a Majority in Interest of Secured Note Holders given pursuant to Section 10.02 hereof. The Indenture Trustee shall use the same degree of care and skill in such exercise as a prudent person would use under the circumstances in the conduct of such person's own affairs.

     (f) The Indenture Trustee may at any time request written instructions from the Holders with respect to any interpretation of this Indenture or any action to be taken or not to be taken hereunder and may withhold any action under this Indenture until it shall have received such written instructions from a Majority in Interest of Secured Note Holders.

     (g) The Indenture Trustee may at any time consult with counsel, and any written opinion of counsel reasonably satisfactory to the Indenture Trustee and obtained in good faith shall be full and complete authorization and protection in respect of any action taken or not taken by the Indenture Trustee in good faith in accordance with such opinion of counsel.

   Section 10.02. Certain Actions Upon Instructions, Etc. (a) Subject to the terms of Section 10.01, upon the written instructions at any time and from time to time of a Majority in Interest of Secured Note Holders, the Indenture Trustee shall take such of the following actions as may be specified in such instruction: (a) give such notice, consent or direction, or exercise such right, remedy or power or take such action under the Lease, this Indenture or any other Operative Document, or in respect of any part or all of the Estate as shall be permitted to be exercised or taken pursuant to this Indenture and as may be specified in such instructions; (b) take such action with respect to, or to preserve or protect, the Estate (including the discharge of Liens) as shall be permitted to be exercised or taken pursuant to this Indenture and as may be specified in such instructions; and (c) approve as satisfactory to it all matters required by the terms of the Lease or any other Operative Document to be satisfactory to the Grantor or the Indenture Trustee, it being understood that without such written instructions the Indenture Trustee shall not approve any such matter as satisfactory to it. The Indenture Trustee shall execute any financing statement (and any continuation statement with respect to any such financing statement) or any other similar document relating to the Lien created by this Indenture or otherwise in respect of the Lease, the Properties or any other Operative Document or the Lien on the right, title and interest of the Grantor in and to the Properties and the rest of the Estate created by this Indenture, presented to it for signing pursuant to the provisions of this Indenture and reasonably believed by it to be in proper form, which financing statement or continuation statement shall be returned by the Indenture Trustee to the presenting party or as otherwise specified in written instructions from the presenting party for filing, recording or otherwise perfecting the same. The Indenture Trustee, upon the instructions at any time and from time to time of any Holder or of counsel for any such Holder (or upon receipt of a request from the Lessee stating that such action is necessary to enable it to comply with
Section 5.4 of the Participation Agreement, which request shall be accompanied by an opinion of counsel satisfactory to a Majority in Interest of Secured Note Holders to the effect that such requested action is necessary or desirable to enable the Lessee to comply with such Section) shall execute and file any financing statement (and any continuation statement with respect to any such financing statement) or any other similar document relating to the Lien created by this Indenture, as may be specified in such instructions (which instructions shall be accompanied by an execution form of such financing statement or such continuation statement, as the case may be).

     (b) If the Indenture Trustee is required by this Indenture to obtain the consent of a Majority in Interest of the Secured Note Holders, or otherwise seeks such consent, the Indenture Trustee shall deliver, in accordance with the provisions of Article XVI hereof, a written request for such consent to each Holder (as such Persons appear in the Note Register as of the date on which such written request is delivered) at the address appearing in the Note Register. The written request shall include a description of the action proposed to be taken for which such consent is sought and instructions for responding to such request. If any Holder fails to respond to any written request made hereunder within forty (40) days of the date on which such request is deemed to have been delivered under Article XVI hereof, such Holder will be deemed to have given its consent to the proposed action.

   Section 10.03. Action Upon Payment of Secured Notes or Transfer of the Property. Upon the earlier of (a) payment in full of the principal of and Redemption Premium, if any, and interest (including interest at the Overdue Rate, if any) on all of the Secured Notes then Outstanding and all other amounts then due the Indenture Trustee or any Holder hereunder, under the Secured Notes or any other Operative Document, or (b) any transfer or disposition of any Property to the Lessee (or its designee) or any other Person pursuant to and in compliance with Articles 3, 6, 9 or 14 of the Lease or Article IX of the Participation Agreement or (c) any transfer pursuant to Article 19 of the Lease, the Indenture Trustee shall, in each case, upon the written request of, and at the expense of the Grantor (but only if in the case of the events specified in the preceding clauses (a) and (b) all amounts due and required to be paid by the Lessee pursuant to the Lease to which the Indenture Trustee and/or any "Indemnified Party" (as defined in the Lease), is entitled pursuant to the terms of the Operative Documents shall have been paid to the Indenture Trustee and/or any such Indemnified Party and no Event of Default shall have occurred and be continuing, or, in the case of the event specified in the preceding clause (c), if the Indenture Trustee shall not theretofore have exercised any of its remedies pursuant to Article VIII and if the Indenture Trustee, at the election or with the consent of a Majority in Interest of Secured Note Holders, given pursuant to Section 10.02 hereof, shall have approved such transfer or disposition free of this Indenture), execute and deliver to, or as directed in writing by the Grantor an appropriate instrument (in due form for recording, prepared by the Grantor) releasing, cancelling and surrendering and/or reconveying the affected Properties from this Indenture and, in the case of any such transaction or disposition of a Property as a whole, also reassigning all rights and interest in and to the Lease and releasing all other property or rights subject to this Indenture to the extent relating to such Property.

   Section 10.04. Notices, Etc. The Indenture Trustee shall deliver to each Holder, promptly upon receipt thereof, duplicates or copies of all notices, requests, financial statements and other instruments received by it in connection with any Property or under or pursuant to the Lease or this Indenture, to the extent that the same shall have not been furnished pursuant thereto or hereto to such Holders or Persons.

   Section 10.05. Compensation, Expenses, Etc. The Grantor, from time to time upon request, will pay or cause to be paid or reimburse or cause to be reimbursed all reasonable expenses and disbursements hereunder of the Indenture Trustee, any Special Servicer and any additional or separate trustees appointed pursuant to Section 10.10, including, without limitation, the reasonable compensation and expenses and disbursements of counsel for any thereof and of agents of any thereof not regularly in the employ of any thereof. Notwithstanding the foregoing or any other provision of this Indenture, the Grantor shall not be required to pay any income, profits or revenue tax upon the income of the Indenture Trustee or any Holder nor any franchise, excise, corporate, estate, inheritance, succession, capital levy, transfer or similar tax of the Indenture Trustee or any Holder nor any interest, additions to tax or penalties in respect thereof, nor any tax for which the Indenture Trustee or any Holder is not required to be indemnified pursuant to Section 8.2 of the Participation Agreement, nor any income, profits or revenue tax payable by a non-United States Person and subject to withholding at the source under Section 1441 or 1442 of the Internal Revenue Code of 1986, as amended (or any successor or similar provision); provided, however, that the Grantor shall pay any tax (including interest and penalties thereon) incurred by the Indenture Trustee or any Holder that would not have been incurred but for a Transfer by it (or the Owner Participant) of any legal, beneficial or other interest in any Property, the Estate or the Grantor.

   Section 10.06. Representations and Warranties. The Indenture Trustee does not make any representation or warranty, express or implied, and shall have no liability hereunder with respect to, the value, habitability, title, merchantability, use, compliance with specifications, compliance with applicable laws and regulations, condition, design, operation, freedom from patent or trademark infringement, absence of patent, hidden or latent defects or fitness for use of the Properties (Or any part thereof) or failure of the Properties or any part thereof, or any other representation or warranty whatsoever, express or implied, with respect to the Properties (or any part thereof). The Indenture Trustee, in its individual capacity, hereby represents, warrants and covenants to each Holder and to the Grantor (a) that this Indenture and each other Operative Document to which it is a party have been duly authorized, and have been executed and delivered by one or more of its officers duly authorized to execute and deliver the same and (b) that it has the corporate authority to enter into and perform its duties and obligations under such agreements.

   Section 10.07. Resignation, Removal and Replacement of the Indenture Trustee. The Indenture Trustee or any successor Indenture Trustee may resign at any time by giving thirty (30) days' prior written notice of resignation to the Grantor, the Lessee and each Holder, such resignation to be effective upon the acceptance of appointment by a successor Indenture Trustee as provided herein. A Majority in Interest of Secured Note Holders may at any time remove the Indenture Trustee for or without cause by an instrument or instruments in writing delivered to the Indenture Trustee and the Grantor. In case the Indenture Trustee at any time acting hereunder shall resign or shall be removed or otherwise shall become incapable of acting, a Majority in Interest of Secured Note Holders, with the consent of the Grantor, may appoint a successor Indenture Trustee (which shall be a bank or a trust company authorized to do trust business and authorized to perform the duties of the Indenture Trustee under the laws of the States in which the Properties are located, with such bank or trust company having a combined capital and surplus as shown on its latest published statement of condition of not less than One Hundred Million Dollars ($100,000,000) and satisfying the Minimum Rating (as defined below)) by an instrument or instruments in writing delivered to such successor Indenture Trustee, the retiring Indenture Trustee and the Grantor, whereupon such successor Indenture Trustee shall succeed to all the rights and obligations of the retiring Indenture Trustee hereunder as if originally named herein. Any retiring Indenture Trustee at the expense of the Indenture Trustee, if such resignation is voluntary or such removal is for cause and at the expense of the Holders if such removal is without cause, shall duly assign, transfer and deliver to its successor Indenture Trustee all the rights and moneys at the time held by the retiring Indenture Trustee hereunder and shall execute and deliver such proper instruments as may be reasonably requested to evidence such assignment, transfer and delivery, including an accounting of same to be furnished to the Grantor. In the event the Indenture Trustee shall resign or be removed hereunder and no successor Indenture Trustee shall have been appointed within thirty (30) days after notice of such resignation or removal has been delivered as required by this Section 10.07, the Indenture Trustee resigning or being removed may apply to a court of competent jurisdiction for the appointment of a successor Indenture Trustee. Such court may, after such notice, if any, as it may deem proper, appoint a successor Indenture Trustee meeting the qualifications provided for herein. "Minimum Rating" shall mean a rating of at least BBB (or its equivalent) by Duff & Phelps and Baa2 (or its equivalent) by Moody's for the long-term senior unsecured debt obligations of such Indenture Trustee (or of the bank holding company owning, directly or indirectly, all of the capital stock of such Indenture Trustee); provided, that if such entity is rated by only one of Duff & Phelps or Moody's, such obligations shall have a comparable rating from such rating agency and one of Fitch Investors Service, S&P or another nationally recognized rating agency.

   Section 10.08. Successor Indenture Trustee by Merger, Consolidation, Etc. Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee is a party, or any state or national bank or trust company in any manner succeeding to all or substantially all of the corporate trust business of the Indenture Trustee shall automatically succeed to all of the rights and obligations of the Indenture Trustee hereunder without further action on the part of any of the parties hereto.

   Section 10.09. Investment of Certain Moneys Held by Indenture Trustee. Any amounts held by the Indenture Trustee pursuant to Section 6.03 or 6.04(c) or otherwise shall be deposited into a separate trust account established by the Indenture Trustee and shall be invested by the Indenture Trustee from time to time in Permitted Investments as directed by a Majority in Interest of Secured Note Holders, or if no direction is received by the Indenture Trustee by 2:00 p.m. New York City time on a date on which amounts are available to be invested, in the investments described in clause (i) of the definition of Permitted Investments. Any income realized as a result of any such investment shall be held and applied by the Indenture Trustee in the same manner as such amounts held by the Indenture Trustee are to be applied and the Indenture Trustee shall have no liability for any loss resulting from any such investment other than by reason of the willful misconduct or negligence of the Indenture Trustee. Any such investment may be sold (without regard to maturity date) by the Indenture Trustee whenever necessary to make any distribution required by Article VI. Any expenses incurred (including any loss on such investments) in connection with any investment of funds pursuant to this Section 10.09 shall be satisfied out of investments made and the proceeds thereof pursuant to this Indenture, except the Indenture Trustee shall be responsible for any loss resulting from its negligence or willful misconduct.

   Section 10.10. Appointment of Additional and Separate Trustees.

     (a) Appointment. Whenever (i) the Indenture Trustee shall deem it reasonably necessary or prudent in order to conform to any Applicable Laws and Regulations of any jurisdiction in which all or any part of the Estate shall be situated or to make any claim or bring any suit with respect to or in connection with the Estate, the Indenture, the Lease, any of the other Operative Documents, the Secured Notes or the Overall Transaction, or (ii) the Indenture Trustee shall be advised by a Special Servicer or counsel, satisfactory to the Indenture Trustee, that it is so necessary or prudent in the interest of the Holders, or
(iii) the Indenture Trustee shall have been requested to do so by a Majority in Interest of Secured Note Holders, at their expense, or by the Lessee, at their expense, then in any such case, the Indenture Trustee, the Grantor shall execute and deliver an indenture supplemental hereto reasonably acceptable to the Indenture Trustee and, unless a Lease Event of Default shall have occurred and be continuing, the Lessee and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more individual persons approved by the Indenture Trustee and, unless a Lease Event of Default shall have occurred and be continuing, the Lessee, either to act as additional trustee or trustees of all or any part of the Estate, jointly with the Indenture Trustee, or to act as separate trustee or trustees of all or any part of the Estate, in any such case with such powers as may be provided in such indenture supplemental hereto, and to vest in such bank, trust company or person or persons as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Indenture Trustee deemed reasonably necessary or advisable by the Indenture Trustee, subject to the remaining provisions of this Section 10.10. In the event the Grantor shall not have joined in the execution of such indenture supplemental hereto within five (5) Business Days after the receipt of a written request from the Indenture Trustee to so do, the Indenture Trustee may act under the foregoing provisions of this Section
10.10 without the concurrence of the Grantor or the Lessee, but on two (2) Business Days' advance notice, and the Grantor hereby appoints the Indenture Trustee its agent and attorney to act for it under the foregoing provisions of this Section 10.10 in either of such contingencies. The Indenture Trustee may execute, deliver and perform any such conveyance, assignment or other instrument in writing as may be reasonably required by any additional trustee or separate trustee for more fully and certainly vesting in and confirming to it or him or her any property, title, right or power which by the terms of such indenture supplemental hereto are expressed to be conveyed or conferred to or upon such additional trustee or separate trustee, and the Grantor shall, upon the Indenture Trustee's request, join therein and execute, acknowledge and deliver the same; and the Grantor hereby makes, constitutes and appoints the Indenture Trustee its agent and attorney-in-fact for it and in its name, place and stead to execute, acknowledge and deliver any such deed, conveyance, assignment or other instrument in the event that the Grantor shall not itself execute and deliver the same within five (5) Business Days after receipt by it of such request so to do.

     (b) Powers. Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act, and the Indenture Trustee shall act, subject to the following provisions and conditions:

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

          (i) all power, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of moneys, or the investment of moneys, shall be exercised solely by the Indenture Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, and such additional trustee or trustees and separate trustee or trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees;

          (iii) no power hereby given to, or exercisable as provided herein by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Indenture Trustee; and

          (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

If at any time the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law or take any such action or shall be advised by a Special Servicer or by such counsel satisfactory to the Indenture Trustee that it is no longer necessary or prudent in the interest of the Holders, or in the event that the Indenture Trustee shall have been requested to do so in writing by a Majority in Interest of Secured Note Holders, the Indenture Trustee, the Grantor shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional trustee or separate trustee. In the event the Grantor shall not have joined in the execution of such indenture supplemental hereto within fifteen (15) Business Days after the receipt of a written request from the Indenture Trustee so to do, or in case an Event of Default shall have occurred and be continuing, the Indenture Trustee may act on behalf of the Grantor to the same extent as is provided in Section 10.10(a).

     (c) Indenture Trustee Agent. Any additional trustee or separate trustee may at any time by an instrument in writing constitute the Indenture Trustee its agent or attorney-in-fact, with full power and authority, to the extent which may be authorized by law, to do all acts and things and exercise all discretion which it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the assets property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee without the appointment of a new successor to such additional trustee or separate trustee, unless and until a successor is appointed in the manner hereinbefore provided.

     (d) Requests, Etc. Any request, approval or consent in writing by the Indenture Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

     (e) Subject to Indenture, Etc. Each additional trustee and separate trustee appointed pursuant to this Section 10.10 shall be subject to, and shall have the benefits hereunder (including Section 10.05), insofar as they apply to the Indenture Trustee. Notwithstanding any other provision of this Section 10.10, the powers of any additional trustee or separate trustee appointed pursuant to this Section 10.10 shall not in any case exceed those of the Indenture Trustee hereunder.

   Section 10.11. Right to Engage a Special Servicer. Upon the occurrence and during the continuation of any Event of Default, the Indenture Trustee may, upon the prior written consent of the Majority in Interest of the Secured Note Holders, engage an entity experienced in the servicing of commercial real estate (a "Special Servicer") to perform the duties of the Indenture Trustee under Sections 8.01, 8.02, 8.06, 8.07, 8.08, 8.09, 8.10, 8.12, 8.15, 8.16, 8.17, 8.18
and 8.21 hereof. In exercising such duties, the Special Servicer shall take such actions permitted or required to be taken, or give such consents or directions under this Indenture as the authorized representative of the Indenture Trustee, solely in the best interests of and for the benefit of the Holders (as determined by the Special Servicer in its reasonable judgment) in accordance with the terms of this Indenture and, to the extent consistent with such terms, in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar instruments for other portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage lenders and loan servicers, with a view to maximization of the proceeds from the collateral securing the Secured Notes on a net present value basis and taking into account its other obligations hereunder, but without regard to:

          (i) any relationship that the Special Servicer or any Affiliate of the Special Servicer may have with the Grantor or the Lessee;

          (ii) the adequacy of the Special Servicer's compensation for its services hereunder or with respect to any particular transaction;

          (iii) the ownership, or servicing or management for others, by the Special Servicer of any other instruments or property; or

          (iv) whether the Special Servicer or any Affiliate is also an owner of a Pass Through Certificate;

provided, that all actions taken by the Special Servicer shall be on an arms'-length basis and otherwise subject to the provisions of this Indenture.

     Notwithstanding the foregoing, the Special Servicer shall be entitled or required (as the case may be) to obtain and/or comply with the consent, instructions or directions of the Majority in Interest of the Secured Note Holders, and may rely on such consent, instructions or direction to the same extent as the Indenture Trustee is entitled under this Indenture. Any Special Servicer so named shall serve as such until relieved of such service by the Indenture Trustee upon the prior written consent of the Majority in Interest of the Secured Note Holders and shall receive reasonable compensation for its services determined by the Indenture Trustee with prior written consent of the Majority in Interest of the Secured Note Holders. Any monies received by the Special Servicer with respect to the Properties shall be paid to the Indenture Trustee, for the benefit of the Holders, promptly, but in no event more than three (3) business days after receipt by the Special Servicer. Except as provided in Section 10.01, the Indenture Trustee shall have no liability for the actions of any Special Servicer named pursuant to this Section 10.11 if such Special Servicer was selected by the Indenture Trustee in its good faith business judgment.

                                   Article XI

                   Termination of Indenture; Partial Releases

   Section 11.01. Termination of Indenture. This Indenture and the trusts created hereby shall terminate and this Indenture shall be of no further force or effect (or with respect to the Georgia Properties shall be cancelled and surrendered) upon the earlier of (a) payment in full of the principal of, Redemption Premium, if any, and interest (including interest at the Overdue Rate, if any) on all of the Secured Notes and all other amounts payable to any Holder or to the Indenture Trustee hereunder, under the Secured Notes and under any other Operative Document, and (b) the sale or other final disposition by the Indenture Trustee of the Indenture Trustee's right, title and interest in the Properties in accordance with the terms hereof and the final distribution by the Indenture Trustee of all moneys or other property or proceeds constituting the Estate in accordance with the terms of Article VI. Upon such payment in full of all amounts referred to in clause (a) of the preceding sentence, the Indenture Trustee shall pay all moneys or other properties or proceeds constituting part of the Estate (the distribution of which is not otherwise provided for herein) to the Grantor. Upon the termination of this Indenture, the Grantor and the Indenture Trustee shall at the expense of the Grantor each execute and deliver such release, notice or other document as the other party may reasonably request for the purpose of evidencing such termination.

     With respect to each Property, this Indenture and the trusts created hereby shall terminate and such Property (but only such Property) shall be released from the Lien of this Indenture and the other Security Documents upon any of (i) the termination of the Lease with respect to such Property by Lessee pursuant to
Section 3.1 or Section 6.1 thereof; provided that no Property shall be released from the lien of this Indenture pursuant to this clause (i) unless immediately after giving effect to such release the ratio of (a) the outstanding principal amount of the Outstanding Notes to (b) the aggregate Lessor's Cost of the Property that has not been released from the Lien of the Security Documents shall not exceed the Maximum Loan to Collateral Value Ratio, (ii) the termination of the Lease with respect to such Property pursuant to Section 14.1 or 14.3 thereof and the payment in full to the Indenture Trustee of the amounts required to be paid pursuant to Section 2.04(a) hereof in respect of such Property, (iii) the termination of the Lease with respect to such Property pursuant to the Lessee's exercise of its rights under Section 9.3(iii) of the Participation Agreement and the payment in full to the Indenture Trustee of the amounts required to be paid pursuant to Section 2.04(b) hereof in respect of such Property, (iv) the termination of the Lease with respect to such Property pursuant to Section 6.2 of the Lease and the payment in full to the Indenture Trustee of the amounts required to be paid pursuant to Section 2.04(c) hereof in respect of such Property or (v) the termination of the Lease with respect to such Property pursuant to the Lessee's exercise of its rights under Section 9.1, 9.3(i) or 9.3(ii) of the Participation Agreement and the payment in full to the Indenture Trustee of the amounts required to be paid pursuant to Section 2.04(d) hereof in respect of such Property. Upon the termination of this Indenture with respect to any Property as provided in the immediately preceding sentence, (i) each of the Grantor and the Indenture Trustee, at the expense of the Owner Participant, shall execute and deliver such release, notice or other document as the other party may reasonably request with respect to such Property for the purpose of evidencing such partial termination, and (ii) the Grantor, at the expense of the Owner Participant, shall immediately transfer title to and possession of such Property to an Affiliate or other third party in accordance with the terms of Section 6.29(e) of the Participation Agreement.

     Notwithstanding anything to the contrary contained herein or in any other Operative Document, in no event shall any Property be released from the Lien of this Indenture and the other Security Documents unless after giving effect to such release, the aggregate Lessor's Cost of all Properties remaining subject to the Lien of this Indenture and the other Security Documents shall be equal to or greater than the difference between (x) $193,814,079.00 and (y) the Lessor's Cost attributable to any Property released from the Lien of the Indenture upon the occurrence of a Terminating Event, if any; provided, however, that notwithstanding anything contained in this paragraph, any Property may be released from the Lien of this Indenture and the Security Documents if the Grantor shall prepay, with funds provided by the Owner Participant or the Recourse Guarantor, the Secured Notes in full at a redemption price equal to the amount of the Secured Notes Outstanding together with Redemption Premium applicable thereto, and all accrued and unpaid interest thereon to the date fixed for such redemption and any other amounts then due and payable hereunder or under any other Operative Document to or for the benefit of any Holder or the Indenture Trustee.

     Notwithstanding any other provision of this Section 11.01, this Indenture and the trusts created hereby shall terminate and this Indenture shall be of no further force or effect twenty-one (21) years less one (1) day after the death of the last survivor of the lineal descendants of Joseph P. Kennedy, father of the late John F. Kennedy, President of the United States of America from 1961-1963, alive as of the date of this Indenture; provided, that if such trusts shall be or become valid under Applicable Laws and Regulations for a period subsequent to such date (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity or permitting the effective grant of such trusts for a period exceeding the period for which such trusts are hereinabove stated to extend and be valid), then such trusts shall not terminate as aforesaid but shall extend to and continue in effect, but only if such non-termination and extension shall then be valid under Applicable Laws and Regulations, until such time as the same shall, under Applicable Laws and Regulations, cease to be valid.

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

                                   Article XII

                              Waiver of Jury Trial

   Section 12.01. Waiver of Jury Trial. To the fullest extent permitted under applicable laws and regulations, the Grantor hereby irrevocably waives all right to trial by jury in any action, proceeding or other claim arising out of or relating to this indenture.

                                  Article XIII

                               Additional Security

   Section 13.01. Additional Security. Without notice to or consent of the Grantor and without impairment of the Lien and rights created by this Indenture, the Indenture Trustee may accept (but the Grantor shall not be obligated to furnish) from the Grantor or from any other Person or Persons (other than, except as contemplated by the Operative Documents, the Lessee or any Affiliate thereof), additional security for the Secured Notes at the time Outstanding. Neither the giving of this Indenture nor the acceptance of any such additional security nor the invalidity or ineffectiveness of any security shall prevent the Indenture Trustee from resorting, first, to such additional security, or first, to the security created by this Indenture, in any case without affecting the Lien and rights of the Indenture Trustee under this Indenture.

                                   Article XIV

                      The Lease and the Operative Documents

   Section 14.01. The Lease and the Other Operative Documents. Subject to
Article XVIII hereof, the Grantor will:

          (a) diligently perform and observe all of the terms, conditions and covenants of the Lease and each other Operative Document required to be performed and observed by it, and take any action requested by the Indenture Trustee to enforce the rights of the Grantor under the Lease and each other Operative Document; and

          (b) maintain in full force and effect, and not, except as otherwise expressly provided herein, (i) cancel or terminate or consent to any cancellation, termination or surrender of, (ii) amend or modify, (iii) waive any default under or breach of, (iv) consent to any prepayment or discount of Rent or other amounts due under or (v) give any consent, waiver or approval under the Lease or any other Operative Document or take any other action in connection therewith without the prior written consent of the Indenture Trustee, given with the consent of a Majority in Interest of Secured Note Holders.

   Section 14.02. Assignment of Rights under the Lease and Other Operative Documents. To secure the payment when and as due and payable of the principal of (including accrued and unpaid interest added to such principal as provided in Section 2.01), Redemption Premium, if any, and interest on the Secured Notes, and to secure the payment of all other indebtedness which this Indenture by its terms secures and compliance with all of the terms hereof and of the Secured Notes, the performance and observance by the Grantor of its agreements and the conditions applicable to it contained herein or in any of the other Operative Documents, the Grantor hereby presently and irrevocably assigns, transfers, conveys and sets over to the Indenture Trustee and to the Deed of Trust State Trustees and creates a security interest in, for the equal and proportionate benefit of the Holders from time to time, all of the estate, right, title and interest of the Grantor in, to and under the Lease and the other Operative Documents (subject, in the case of the Existing Subleases, to Article 16 of the Lease) including, without limitation:

          (a) all amounts of Rent (including Supplemental Rent) and other amounts (to the extent payable to the Grantor and payments of any kind for or with respect to the Properties and/or any other part of the Estate including without limitation proceeds and payments received pursuant to the exercise of any of the remedies provided in Article 19 of the Lease or any other such document and proceeds from any sales of the Properties and/or any other part of the Estate) and the immediate and continuing right to collect each thereof;

          (b) reimbursement for all expenses of collection, if any (including without limitation reasonable attorneys' fees and expenses), in respect of the payments assigned pursuant to clause (a) above;

          (c) all proceeds of insurance, including without limitation any proceeds pursuant to an Event of Loss or Casualty, payable to the Grantor as provided in the Lease or otherwise;

          (d) all payments and awards in respect of an Event of Taking or Condemnation or any estate or interest therein which are payable or assigned to the Grantor pursuant to the Lease or otherwise;

          (e) all claims, rights, payments, privileges and remedies on the part of the Grantor, whether arising under the Lease or any other such document or by statute or at law or in equity or otherwise, arising out of any Lease Event of Default or Lease Default or other default under any other such document;

          (f) all rights of the Grantor to exercise any election or option, or to make any decision or determination, or to give or receive any notice, consent, waiver or approval under or in respect of the Lease or any other such document and the right to do any and all other things the Grantor is entitled to do thereunder or to accept any surrender or redelivery of the Properties and/or any other part of the Estate or document relating thereto, together with full power and authority, in the name of the Grantor or otherwise, to enforce, collect, receive and receipt for any and all of the foregoing;

          (g) all estate, right, title and interest of the Grantor as a secured party or lienholder under the Lease or any other such document to the extent a security interest or Lien may be deemed to be created by the Lease or any other such document; and

          (h) all claims and rights to the payment of money and/or other relief or remedy at any time arising in connection with any rejection or breach of the Lease by the Lessee or a trustee of the Lessee, as applicable, under
     Section 365 of the Bankruptcy Code, 11 U.S.C. (S) 365, or similar rightS under Applicable Laws and Regulations, including, without limitation, all rights to recover damages arising out of such breach or rejection and to make any elections in connection therewith, all rights to charges payable by the Lessee or any such trustee in respect of the Properties or any other part of the Estate following the entry of an order for relief under the Bankruptcy Code or other Applicable Laws and Regulations in respect of the Lessee and all rentals and other charges outstanding under the Lease or any other such document as of the date of entry of such order for relief.

But Excluding, However, from such assignment, transfer, conveyance setting over and creation, any and all Excepted Payments and Excepted Rights.

     The assignment of the Rent and other sums and rights provided for in this
Section 14.02 shall be effective immediately upon the execution and delivery of this Indenture and shall not be conditioned upon the occurrence of any default hereunder or under the Lease or any other Operative Document or any other contingency or event.

   Section 14.03. Payment of Assigned Sums. The Grantor hereby presently, unconditionally and irrevocably directs the Lessee to pay all moneys assigned pursuant to Section 14.02 to the Indenture Trustee, for application as provided in Section 14.04.

   Section 14.04. Receipt, Distribution and Application of Payments. All payments received and amounts realized by the Indenture Trustee pursuant to this
Article XIV at any time shall be held, distributed or applied to the Persons, at the times and in the manner and for the purpose for which received as specified in Article VI.

   Section 14.05. Limitation on Liability; Indemnity. The Indenture Trustee shall not be obligated to perform or discharge any obligation, duty or liability of the Grantor under the Lease by reason of this Article XIV, and the Grantor shall, and hereby agrees to, indemnify the Indenture Trustee for, and to hold the Indenture Trustee harmless from and against, any and all claims, liability, expenses, losses or damages which may or might be asserted against or incurred by the Indenture Trustee or any Holder by reason of the Indenture Trustee's status as an assignee pursuant to the assignment of leases and rents contained herein or in any other Operative Document (or by the Holder's status as a beneficiary of the Estate or otherwise) except, in the case of any particular Person, to the extent not indemnified by the Lessee under Article VIII of the Participation Agreement. Should the Indenture Trustee, or any Holder, as the case may be, incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall constitute obligations secured hereby and the Grantor shall reimburse the Indenture Trustee or the relevant Holder(s), as the case may be, therefor promptly upon demand (it being

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

understood that if the Grantor fails to pay such amounts, the Indenture Trustee shall have the right to retain funds in the same manner as provided in Section 6.05); provided, however, that this Section 14.05 shall not create any obligation to indemnify the Indenture Trustee or any Holder which is different from any obligation to indemnify the Indenture Trustee or any Holder that is contained in Article VIII of the Participation Agreement.

   Section 14.06. Authorization and Direction to Lessee. Without limitation of any other provisions of the Operative Documents, the Grantor hereby authorizes and directs each present and future lessees and occupant of each Property upon receipt from the Indenture Trustee of written notice to the effect that the Indenture Trustee or any Holder, as the case may be, is then the holder of the Secured Notes secured by this Indenture and that an Event of Default has occurred and is continuing hereunder, to pay over to the Indenture Trustee all Rents (other than Excepted Payments which shall be payable to the Persons entitled thereto) and to continue so to do until otherwise notified by the Indenture Trustee.

                                   Article XV

                          Amendments and Supplements to
                         Indentures and Other Documents

   Section 15.01. Supplements and Amendments with Consent. Except as provided in Sections 15.02 and 18.05(d), at any time and from time to time, subject to the provisions of Section 15.03, the Grantor and the Indenture Trustee may mutually agree, from time to time, to (a) enter into an indenture supplemental to this Indenture, for the purpose of adding provisions hereto or eliminating, changing or otherwise modifying provisions hereof, or waive compliance with any provisions hereof, as may be specified in a written request from a Majority in Interest of Secured Note Holders, and (b) enter into or consent to, as the case may be, a supplement or amendment to any Operative Document, for the purpose of adding provisions thereto or eliminating, changing or otherwise modifying provisions thereof, or waive compliance with any provisions thereof, as may be specified in a quest from a Majority in Interest of Secured Note Holders and, in the case of any such supplement, waiver or amendment, as the respective parties thereto may agree; provided, that without the consent of each Holder, no such indenture supplemental to this Indenture, or supplement or amendment to any other Operative Document and no such waiver of compliance with any of the provisions hereof or thereof, shall:

          (i) modify any of the provisions of this Section 15.01 or of Section 4.01, 4.03, 4.04, 4.09, 4.10 or 7.01 hereof, or Section 3.6 of the Lease or the definitions of the terms "Lease Default" or "Lease Event of Default" (except to add additional events of default) contained herein or in the Lease or Participation Agreement, or the definitions of "Excepted Payments", "Excepted Rights", "Operative Documents" (except to add additional Operative Documents), "Default", "Event of Default" (except to add additional events of default) or "Majority in Interest of Secured Note Holders" or the percentage of Holders required to take or approve any action hereunder,

          (ii) change the stated maturity of the principal of, or any installment of interest on, or the dates or circumstances of payment of Redemption Premium, if any, on any

     Secured Note, or reduce the principal amount thereof or the interest thereon or any amount payable upon the redemption thereof, or change the circumstances for redemption or change the place of payment where, or the coin or currency in which, any Secured Note or the Redemption Premium, if any, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any payment hereunder or under the Secured Notes or change the dates, the rate of interest or the amounts of payments to be made through installment payments or otherwise in respect of a Secured Note, or alter or modify the provisions of Article VI hereof with respect to the manner of payment or the order of priorities in which applications or distributions thereunder shall be made,

          (iii) reduce, modify or amend any indemnities in favor of any Holder, the Estate, the Indenture Trustee, or alter the definition of "Indemnitee" or "Tax Indemnitee" to exclude any such Person (unless, in the case of any Holder consented to by such Person),

          (iv) consent to any assignment of the Lease or any of the other operative Documents so as to release the Lessee from any of its obligations in respect of the payment of Basic Rent, Supplemental Rent (including any thereof consisting of Stipulated Loss Value) or any other payments due to the Grantor or change the absolute and unconditional character of such obligations as set forth in the Lease,

          (v) permit the creation of any Lien prior to or pari passu with the lien and security title of this Indenture with respect to any of the Estate, or terminate the lien and security title of this Indenture on any of the Estate or deprive any Holder of the security afforded by the lien and security title of this Indenture except as may be expressly permitted hereunder,

          (vi) reduce the amount or change the time of any payment of Basic Rent or Stipulated Loss Value (or other amounts payable therewith) so that such payments would be insufficient to pay principal of and interest on the outstanding Secured Notes as they become due hereunder or alter the absolute and unconditional character of such obligations as set forth in the Lease or change any of the circumstances under which Stipulated Loss Value (or other amounts payable therewith) would be payable under the Lease or terminate the Lease,

          (vii) increase any obligation or duty of the Holders or the Indenture Trustee under any of the Operative Documents (except as consented to by each Person adversely affected thereby), or

          (viii) modify or amend any of the provisions of the Residual Value Insurance.

Nothing contained herein shall limit the Grantor's right to amend any Operative Document to the extent such amendment relates solely to an Excepted Payment or an Excepted Right and otherwise does not and would not affect the time of, or reduce the amount of, Rent payments, except as provided in clause (vi) above, so long as the Secured Notes are outstanding, or otherwise adversely affect the interests of the Holders.

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

   Section 15.02. Supplemental Indentures Without Consent. Without the consent of any of the Holders, at any time and from time to time, upon the request of the Grantor and subject to the provisions of Section 15.03, the Indenture Trustee shall join with the Grantor in entering into indenture supplements, for one or more of the following purposes:

          (i) to evidence the succession of a new trustee or trustees as the Indenture Trustee and/or additional trustee hereunder, the removal of the Indenture Trustee, and/or additional trustee, or the appointment of any separate or additional trustee or trustees, in each case if done pursuant to the provisions of Article X;

          (ii) to subject to the Lien of this Indenture the right, title and interest of the Grantor in any additions to any Property; or

          (iii) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provision herein, or to make consistent any other provisions with respect to matters arising under this Indenture which shall not be consistent with the provisions of this Indenture; provided, that such action shall not adversely affect the interests of the Holders.

   Section 15.03. Indenture Trustee Protected. If any document required to be executed pursuant to the terms of Section 15.01 or 15.02 adversely affects any right, duty, immunity or indemnity in favor of the Indenture Trustee or any Deed of Trust State Trustee under this Indenture or the Lease or any other Operative Document, the Indenture Trustee or Deed of Trust State Trustee, as the case may be, may in its sole discretion decline to execute such document. The Indenture Trustee and the Deed of Trust State Trustees shall not be required to execute any document otherwise required to be executed by them pursuant to the terms of
Section 15.01 or 15.02 unless they shall have been furnished with an opinion of counsel reasonably satisfactory to them (and reasonably satisfactory to a Majority in Interest of the Holders) that such document complies with the provisions of this Indenture and the other Operative Documents, does not deprive the Indenture Trustee, the Deed of Trust State Trustees or the Holders of the benefits of the Lien and other rights hereby created on any property subject hereto and that all consents required by the terms hereof in connection with the execution of such document have been obtained. The Indenture Trustee and the Deed of Trust State Trustees shall be fully protected in relying on such opinion. The cost of such opinion shall be borne by the party requesting the change to the document.

   Section 15.04. Form of Request. It shall not be necessary for any written request of Holders furnished pursuant to Section 15.01 to specify the particular form of the proposed documents to be executed pursuant to that Section, but it shall be sufficient if such request shall indicate the substance thereof.

   Section 15.05. Documents Mailed to Holders. Promptly after the execution by the relevant parties of any document entered into pursuant to Section 15.01 or 15.02, the Indenture Trustee shall mail, by registered or certified mail, postage prepaid, a conformed copy of each such document to the Lessee and each Holder but the failure to so mail such document shall not affect or impair its effectiveness.

                                   Article XVI

                                  Notices, Etc.

   Section 16.01. Notices, Etc. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first class registered or certified mail, or when deposited for overnight delivery with a nationally recognized courier service, postage prepaid, and shall be deemed to have been given when mailed by first class registered or certified mail, on the earlier of five (5) Business Days thereafter or actual receipt, or when deposited for overnight delivery with a nationally recognized courier service, the next Business Day, or if delivered by hand or in the form of a facsimile transmission, when received, addressed (a) if to the Grantor, at the Address of the Lessor set forth in Appendix A, or at such other address as the Grantor shall have furnished to the Indenture Trustee and each Holder in writing, or (b) if to the Indenture Trustee, at MAC: U1228-120, 299 South Main Street, 12th Floor, Salt Lake City, Utah 84111, Attention:
Corporate Trust Services, or at such address as the Indenture Trustee shall have furnished to the Grantor and each Holder in writing, or (c) if to the Pass Through Trustee on behalf of the Pass Through Trust, at its Address set forth in Appendix A, or at such other address as such Pass Through Trustee shall have furnished to the Grantor and the Indenture Trustee in writing, or (d) if to any other Holder, at such address as such Holder shall have furnished to the Indenture Trustee in writing, or, until an address is so furnished, to and at the address of the last Holder of such Secured Note so furnishing an address to the Indenture Trustee or (e) if to any party to any other operative Document, at the address set forth for such party in such Operative Document.

                                  Article XVII

                             After-Acquired Property

   Section 17.01. After-Acquired Property. All property acquired by the Grantor after the date hereof, which by the terms hereof is required or intended to be subjected to the Lien of this Indenture, shall, immediately upon the acquisition thereof by the Grantor and without further mortgage, conveyance or assignment, become subject to the Lien of this Indenture as fully as though now owned by the Grantor and specifically described herein, and Grantor does hereby grant, bargain, convey, assign and set over the same to the Indenture Trustee. Nevertheless, the Grantor will do all such further acts and execute, acknowledge, deliver, record and file indenture supplements in a form reasonably satisfactory to the parties thereto, and all such further conveyances, financing statements and assurances as the Indenture Trustee may reasonably deem necessary or desirable effectively to subject such after-acquired property to the Lien of this Indenture; provided, that the Indenture Trustee shall have no obligation to make any filing of such financing statements unless notified in writing by the Grantor or the Lessee or any Certificate holder that property not previously encumbered hereby has become a part of the Estate.

                                  Article XVIII

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

                          Rights of the Grantor to Cure
                      Certain Lease Events of Default, Etc.

   Section 18.01. Payments of Basic Rent. Upon the occurrence of a Lease Event of Default of the type described in clause (a) of Article 18 of the Lease relating to payments of Basic Rent, as long as no other Event of Default (other than an Event of Default which is concurrently being cured by the Grantor as herein in this Article XVIII permitted) shall have occurred and be continuing, the Grantor may (but shall not be required to) pay to the Indenture Trustee, at any time prior to the expiration of five (5) Business Days after the Grantor shall have received notice from the Lessee or the Indenture Trustee of, or shall have Actual Knowledge of, the occurrence of such Lease Event of Default, an amount equal to the principal of and interest and other amounts (including, to the extent permitted by Applicable Laws and Regulations, interest at the Overdue
Rate) then due and payable hereunder or under the Secured Notes (without acceleration of same) or under the other Operative Documents, and such payment by the Grantor shall be deemed to cure such Lease Event of Default (and consequent Event of Default), which arose or would have arisen from such failure of the Lessee to make such payment; provided, that the Grantor shall not be permitted to cure, under this Section 18.01 or otherwise (irrespective of Article 20 of the Lease), (a) more than three (3) such failures of the Lessee to pay Basic Rent or (b) if the Lessee has failed to pay the two (2) immediately preceding payments of Basic Rent.

   Section 18.02. Other Curable Lease Defaults; Compliance. If the Lessee shall default in any payment of Supplemental Rent payable to the Indenture Trustee or any Holder when the same shall become due and payable or any other Lease Event of Default (other than an event described in clause (a) of Article 18 of the Lease or any event described in clause (e) of Article 18 of the Lease) which is curable by the payment of money (including, without limitation, insurance premiums or paying any third parties for repairs or maintenance at any Property) shall have occurred and be continuing, then so long as no other Event of Default (other than an Event of Default which is concurrently being cured by the Grantor as herein in this Article XVIII permitted) shall have occurred and be continuing, the Grantor may (but shall not be required to) make such payment or cure such other Lease Event of Default at any time prior to the expiration of five (5) Business Days after the Grantor shall have received notice from the Lessee or the Indenture Trustee of, or shall have Actual Knowledge of, the occurrence of such failure (provided, however, that if the Grantor is diligently proceeding with such cure and such cure cannot be completed within said five (5) Business Days, such cure shall be completed within 270 days thereafter, it being agreed that such cure rights of the Grantor shall be contemporaneous with the cure rights, if any, of the Lessee), and such payment or cure by the Grantor shall be deemed to cure any Lease Event of Default (and consequent Event of Default), which arose or would have arisen from such default of the Lessee; provided, that the Grantor shall not be permitted to cure, under this Section
18.02 or otherwise (irrespective of Article 20 of the Lease), any failure of the Lessee to pay Supplemental Rent or other such Lease Event of Default if Grantor shall have previously expended an amount in excess of $300,000 per Property per year or $1,500,000 per year in the aggregate in effecting cures under this
Section 18.02.

   Section 18.03. No Impairment of Estate; Subrogation. The Grantor, upon exercising its rights under Section 18.01 or 18.02 to cure the Lessee's default, shall not obtain any Lien on the Grantor's right, title and interest in the Properties or any part thereof or any other part of the

Estate or on account of such payment or performance of the costs and expenses incurred in connection therewith nor shall any claims of the Grantor against the Lessee or any other party for the repayment thereof impair the prior right and security interest of the Indenture Trustee in and to the Estate. Upon such payment or performance by the Grantor, the Grantor shall, so long as no Event of Default or Default shall have occurred and be continuing, and if all principal and interest (including interest at the Overdue Rate, if any, to the extent permitted by law) and other amounts due hereunder or under the Secured Notes or the other Operative Documents have been paid, be entitled to receive the amount of such payment and the costs and expenses incurred in connection with such payment and performance thereof together with interest thereon from the Lessee or, if paid by the Lessee to the Indenture Trustee, from the Indenture Trustee. If the Indenture Trustee receives any such payment or if the Grantor receives such payment, in either case, at a time when an Event of Default or Default shall have occurred and be continuing, the amount thereof shall be retained by or turned over to the Indenture Trustee, which shall hold such amounts until such time as all principal, Redemption Premium, if any, and interest (including interest at the Overdue Rate, if any, to the extent permitted by law) and other amounts then due and payable hereunder or under the Secured Notes or other Operative Documents and all other amounts then due any Holder shall have been paid in full and no other Event of Default or Default shall have occurred and be continuing, whereupon the Indenture Trustee shall remit such payment to the Grantor; provided, that if the Lease shall have theretofore been declared to be in default or if the Outstanding principal amount of all of the Secured Notes shall have theretofore been declared to be due and payable immediately, such payment and interest shall not be remitted to the Grantor but shall be distributed by the Indenture Trustee in the order of priority set forth in
Section 6.05.

   Section 18.04. Lease Not to Be Declared in Default. Upon the occurrence of any Lease Event of Default which may be cured by the Grantor pursuant to Section
18.01 or 18.02, the Indenture Trustee will not declare the Lease to be in default until the period in which such cure may be effected shall have expired and, subject to the provisions hereof, as between the Grantor and the Indenture Trustee, any such cure in respect of the Lessee shall be deemed performance by the Lessee for the purposes of this Indenture.

   Section 18.05. Certain Other Rights of Grantor. Notwithstanding any provision to the contrary in this Indenture:

          (a) the Grantor shall have the right, but not to the exclusion of the Indenture Trustee, to receive from the Lessee all notices, financial statements, certificates, opinions of counsel and other documents and all information which the Lessee is permitted or required to give or furnish to the Lessor pursuant to the Lease and to retain all rights and payments with respect to liability insurance (or amounts payable by the Lessee under any deductible or self insurance solely with respect thereto) that Article 11 of the Lease specifically confers upon the Lessor or any Affiliate thereof or member of their Indemnitee Group;

          (b) so long as no Event of Default shall have occurred and be continuing, the Grantor shall have the right (i) not to the exclusion of the Indenture Trustee, to determine compliance by the Lessee with the provisions of Articles 8, 9, 10, 11, 12, 13, 14, 16, 17 and 20 of the Lease and (ii) in conjunction with the Indenture Trustee to provide any consent or waiver under or pursuant to the Lease;

          (c) if a Lease Event of Default shall have occurred and be continuing solely as a result of the default by the Lessee in the payment of any Excepted Payments to the Grantor, the Owner Participant or any Affiliate thereof or any member of their Indemnitee Group or in the performance of Excepted Rights, the Grantor, or any such Person, shall have the right, to the exclusion of the Indenture Trustee, to enforce performance by the Lessee of any covenants of the Lessee to pay such amount directly to the Grantor, or any such Person or otherwise perform the same, and to recover damages for the breach thereof; provided, that the Grantor, or any such Person, shall not have any remedy or right with respect to such default by the Lessee other than to bring an independent suit against the Lessee for payment only; and provided, further, that such default shall not preclude the Indenture Trustee from declaring the Lease to be in default pursuant to
     Article XIX thereof or to exercise remedies subsequent thereto, in each case in connection with any other default by the Lessee not related to any Excepted Payment or Excepted Right;

          (d) subject to Section 4.3 of the Lease, so long as no Event of Default has occurred and is continuing, the Grantor shall have the right to effect the adjustments under Section 4.1 of the Lease and enter into a Lease Supplement in accordance with Section 4.3 thereof;

          (e) the Grantor shall have the right to accept or reject a rejectable offer to (i) purchase any Property pursuant to the Lease, provided, the Grantor complies with Section 2.04(e) and (ii) retain any Property in the event the Lessee declares the Property Obsolete, provided, the Grantor complies with Section 2.04(f);

          (f) without the prior consent of the Grantor, and notwithstanding the assignment to the Indenture Trustee of the rights and powers of the Grantor under the Operative Documents contemplated hereby, no waiver, consent, amendment or supplement may be made or delivered with respect to (A) Articles 8, 9, 10, 11, 12, 13, 14, 16, 17 and 20 of the Lease as to any Property or (B) any other Section of the Lease to the extent such action shall affect the amount or timing of any amounts payable by the Lessee under the Lease with respect to any Property as originally executed (or as subsequently modified with the consent of the Grantor) which absent the occurrence and continuance of an Event of Default would be distributable to the Grantor under Article VI hereof, prior to the foreclosure of the Lien of this Indenture on such Property; and

          (g) the Grantor shall have the right, to the exclusion of the Indenture Trustee, to all Excepted Payments and, subject to Section 18.05(c), to exercise all Excepted Rights.

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

                                   Article XIX

                         Terms Subject to Applicable Law

   Section 19.01. Terms Subject to Applicable Laws and Regulations. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any Applicable Laws and Regulations, and are intended to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under any Applicable Laws and Regulations. Except for the creation of Liens and remedies of the Indenture Trustee and the Holders against each Property, which shall be governed by the laws of the State in which such Property is located, this Indenture shall be governed by the laws of the State of New York. The Grantor and the Indenture Trustee hereby consent that the venue and forum for any action filed against the other shall be the United States District Court for the Southern District of New York. The Grantor agrees that if at the time of such legal action it is not a resident of the State of New York service of process may be had on it via United States registered or certified mail.

                                   Article XX

                    Purchase of Secured Notes by the Grantor
                       After Declaration of Default, Etc.

   Section 20.01. Purchase of Secured Notes by the Grantor After Lease Event of Default. If an Event of Default resulting solely from Lease Event of Default has occurred and is continuing and no other Event of Default shall have occurred then, upon the irrevocable written offer of the Grantor to purchase all of the Secured Notes then Outstanding (for the amount hereinafter set forth) addressed to all Holders at the time Outstanding and given prior to the date the Indenture Trustee has entered into an agreement for the sale of the Estate or any Holder has entered into an agreement for the sale or other transfer of its Secured Notes, each such Holder, by accepting such Secured Note, agrees that it will, upon receipt from the Grantor of cash in an amount equal to the aggregate unpaid principal amount of all of the Secured Notes then held by such Holder, together with accrued interest thereon (including, to the extent permitted under law, interest at the Overdue Rate) to the date of payment, plus the Redemption Premium, if any, plus all other sums then due and payable to such Holder hereunder, or under the Participation Agreement, the Lease or under such Secured Notes or any other Operative Document (collectively, the "Required Payment"), forthwith sell, assign, transfer and convey to the Grantor (without recourse or warranty of any kind other than title to the Secured Notes so conveyed), all of the right, title and interest of such Holder in and to the Properties, the Estate, this Indenture and the other Operative Documents held by such Holder (but only if such sale, assignment, transfer and conveyance is not in violation of any Applicable Laws and Regulations, judgment, order or governmental rule or regulation), and the Grantor shall assume all of such Holder's obligations under the Participation Agreement, this Indenture and the other Operative Documents arising from and after the date of such transfer, and the Indenture Trustee shall release and discharge the entire Estate and any right, title or interest of the Grantor in the Operative Documents from the Lien of this Indenture; provided, however, that if the Grantor shall exercise its rights under this
Section 20.01 prior to the date which is one hundred eighty (180) days after the occurrence of the Lease

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

Event of Default giving rise to such rights, the Required Payment shall not include a Redemption Premium. The Grantor shall furnish to the Holders an opinion of counsel for the Grantor reasonably satisfactory to such Holders that such sale does not violate any provision of the federal or any applicable state securities laws and shall agree to indemnify such Holder against any liability for any violation of such laws. If the Grantor shall so request, each Holder will comply with all the provisions of Section 2.09 to enable new Secured Notes to be issued to the Grantor in such denominations as the Grantor shall request. All reasonable charges and expenses required pursuant to Section 2.09 in connection with the issuance of any such new Secured Notes shall be borne by the Grantor.

                                   Article XXI

                               Security Agreement

   Section 21.01. Security Agreement. (a) This Indenture shall also be considered to be, and shall be construed as, a security agreement ("Security Agreement") with respect to any portion of the Estate constituting security subject to the Uniform Commercial Code as enacted in the states where Properties are located, and the Indenture Trustee is hereby granted a security interest in the personalty and any portion of the Estate, including the Improvements, which is or may be subject to such Uniform Commercial Code and in the right, title and interest of the Grantor in, to and under the Lease and each other Operative Document (collectively, "Security"). It is the intention of the Grantor and the Indenture Trustee that the Properties, including the Improvements other than the personalty, are and shall be regarded as "real property," subject to the laws governing real property of the States where any of the same are located. Nevertheless, in addition to the personalty, the Properties, including the Improvements, are included as Security within this Security Agreement in order to create a security interest in favor of the Indenture Trustee in the event that such items are determined to be personal property under the law. A financing statement or statements with respect to such Security shall be executed by the Grantor and the Indenture Trustee and appropriately filed by the Grantor. The Grantor shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements the Indenture Trustee may require from time to time to confirm the Lien of this Indenture with respect to such property. Without limiting the foregoing, the Grantor hereby irrevocably appoints the Indenture Trustee attorney-in-fact for the Grantor to execute, deliver and file such instruments for and on behalf of them. The Grantor shall not change its principal place of business or jurisdiction of organization without giving the Indenture Trustee at least thirty (30) days prior written notice thereof, which notice shall be accompanied by new financing statements executed by the Grantor in the same form as the financing statements delivered to the Indenture Trustee on the date hereof except for the change of address. Upon any Event of Default hereunder, the Indenture Trustee shall have, in addition to any other rights and remedies hereunder, all of the rights and remedies granted to a secured party under the applicable Uniform Commercial Code. The Indenture Trustee shall give each of the Grantor and the Lessee written notice of the time and place of any public sale of such Security or of the time after which any private sale or other intended disposition thereof is to be made by notice to each of the Grantor and the Lessee at least ten (10) Business Days before the time of such sale or other disposition, which provision for notice the Grantor and the Lessee each agrees is reasonable, it

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being understood that the Indenture Trustee shall exercise the sale remedies under this Section 21.01 only following an Event of Default.

     (b) The Grantor and the Indenture Trustee agree that the filing of any financing statement or statements in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing the stated intention of the Grantor and the Indenture Trustee that everything owned by the Grantor and used in connection with the production of income from the Properties or adapted for use therein or which is described or reflected in this Indenture and which constitutes a portion of the Properties other than the personalty, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as real property (except for any trade fixtures, equipment or other personalty owned by the Lessee under the provisions of the Lease), irrespective of whether (A) any such item is physically attached to the Improvements, (B) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (C) any such item is referred to or reflected in any such financing statement or statements so filed at any time. Similarly, the mention in any such financing statement or statements of the rights in and to
(x) any insurance proceeds in respect of a Casualty or an Event of Loss or (y) any condemnation award in respect of a Condemnation or Event of Taking, or (z) the interest of the Grantor as landlord in any present or future lease or rights to income growing out of the use and occupancy of the Properties, whether pursuant to lease or otherwise, shall never be construed as in any way altering any of the rights of the Indenture Trustee or the Deed of Trustee State Trustee or Holders as determined by this instrument or impugning the priority of the Lien of the Indenture Trustee granted hereby or by any other recorded document, but such mention in this Indenture or in such financing statement or statements is declared to be for the protection of the Indenture Trustee in the event any court shall at any time hold with respect to the foregoing clause (x), (y) or
(z) that notice of the interest of the Indenture Trustee, to be effective against a particular class of Persons, must be filed in the relevant Uniform Commercial Code records.

     (c) Notwithstanding any release of any or all of that property included in the Estate which is deemed "real property," any proceedings to foreclose the Indenture or its satisfaction of record with respect to such "real property," the terms of this Section shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of such obligations of the Grantor as are now or hereafter evidenced or secured by this Indenture.

     (d) Without limitation of the rights of enforcement of the Indenture Trustee, the Deed of Trust State Trustees or any Holder with respect to the Security or any part thereof in accordance with the procedures for foreclosure of real estate or any other rights or remedies available to the Indenture Trustee, the Deed of Trust State Trustees or the Holders, the Indenture Trustee and a Majority in Interest of Secured Note Holders may, upon the occurrence of an Event of Default, exercise rights of enforcement with respect to the security or any part thereof under the applicable Uniform Commercial Code, as amended from time to time, of each State wherein the relevant Property is located and in conjunction with, in addition to or in substitution for those rights and remedies: (i) the Indenture Trustee and each Holder may enter upon Grantor's premises to take possession of, assemble and collect the Security or, to the extent and for those items or the Security permitted under Applicable Laws and Regulations, to render it

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

unusable; (ii) the Indenture Trustee and each Holder may require the Grantor to assemble the Security and make it available at a place the Indenture Trustee designates which is mutually convenient to allow the Indenture Trustee to take possession or dispose of the Security; (iii) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Estate under power of sale as provided in paragraph (c) above; (iv) in the event of a foreclosure sale, whether made by Indenture Trustee or any Holder under the terms hereof, or under judgment of a court, the Security and the other portions of the Estate may, at the option of Indenture Trustee, and each Holder, be sold as a whole or in part;
(v) it shall not be necessary that Indenture Trustee or any Holder or the Deed of Trust State Trustee take possession of the Security or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Security of any part thereof be present at the location of such sale; (vi) with respect to application of proceeds of disposition of the Security under Section 6.05 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Indenture Trustee, the Deed of Trust State Trustee and each Holder; (vii) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to a Majority in Interest of Secured Note Holders having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing duly done by the Indenture Trustee or Holder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (viii) Indenture Trustee, the Deed of Trust State Trustee or any Holder may appoint or delegate any one or more Persons as agents to perform any act or acts necessary or incident to any sale held by Indenture Trustee, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Holders.

                                  Article XXII

                                  Miscellaneous

   Section 22.01. Costs of Litigation. Should any action or proceeding be commenced to which the Indenture Trustee is made a party or in which it becomes necessary, in the opinion of Indenture Trustee's counsel, to defend or uphold the Lien of this Indenture as a result of an act or omission of the Grantor, the Grantor shall resist or defend against the same, if necessary in the name of the Indenture Trustee, by attorneys approved by the Indenture Trustee, such consent not to be unreasonably withheld; provided, that should the Indenture Trustee choose, in its own discretion, to engage its own attorneys to resist or defend any such claim, action or proceeding, the fees and expenses of such counsel shall be at the expense of the Indenture Trustee.

   Section 22.02. Modification. Except as specified in this Indenture or the Secured Notes, no provision of this Indenture or the Secured Notes shall be modified, waived or terminated, except by an instrument in writing, signed by the party against whom such modification, waiver or termination is to be enforced. No provision of the Lease, the Participation Agreement or any other Operative Document shall be modified, waived or terminated except with the prior written

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

consent of the Indenture Trustee, given with the consent of a Majority in Interest of the Secured Note Holders pursuant to Section 10.02 hereof, or as otherwise expressly contemplated hereby.

   Section 22.03. Severability. All rights, powers and remedies provided in this Indenture or the Secured Notes may be exercised only to the extent that the exercise thereof does not violate any Applicable Laws and Regulations, and are intended to be limited to the extent necessary so that they will not render this Indenture or the Secured Notes invalid, unenforceable or not entitled to be recorded, registered or filed under any Applicable Laws and Regulations. If any provision of this Indenture or the Secured Notes or the application thereof to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remaining provisions hereof or of the Secured Notes, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Indenture or the Secured Notes shall be valid and be enforced to the fullest extent permitted by law.

   Section 22.04. Counterparts. This Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

   Section 22.05. Headings; References to Sections, Etc. The headings of the various Articles and Sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

   Section 22.06. Exculpation of Indenture Trustee and Deed of Trust State Trustees; Substitution of the Trustee. (a) The Indenture Trustee and the Deed of Trust State Trustees shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same. The Indenture Trustee and the Deed of Trust State Trustees shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistake of law or fact, nor for anything which they may do or refrain from doing in good faith nor generally shall the Indenture Trustee or the Deed of Trust State Trustees have any accountability hereunder except for their respective individual willful misconduct or negligence.

     (b) The Indenture Trustee shall be entitled to remove, substitute, or add a trustee, at its option, with or without cause or notice by duly executing, acknowledging and recording an instrument in the records of the city or county in which any Property is located and where this Indenture is recorded, and thereupon such additional or successor trustee, without any further act, deed or conveyance, shall become vested with all the estates, property, title, rights, powers, privileges, discretions, trusts, duties and obligations of its co-trustee, or predecessor trustee hereunder, with like effect as if originally named as the trustee herein; and the Indenture Trustee's power to remove, substitute or add trustees shall not be exhausted by its exercise thereof, no matter how often it may do so.

   Section 22.07. Liability of the Owner Trustee and Co-Trustee. The Deed of Trust State Trustees and the Indenture Trustee each acknowledge and agree that each of U.S. Bank National Association and Patrick Thebado is entering into this Indenture solely in its capacity as trustee and co-trustee, respectively, under the Trust Agreement and not in its individual capacity (except as expressly stated therein) and in no case shall U.S. Bank National Association or Patrick Thebado (or any entity or person acting as successor trustee or co-trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Grantor, the Owner Trustee or the Co-Trustee hereunder, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through, or under any such party; provided, however, that U.S. Bank National Association shall be personally liable hereunder for its and the Co-Trustee's own gross negligence or willful misconduct and for its and the Co-Trustee's breach of its and the Co-Trustee's covenants, representations and warranties contained herein, to the extent covenanted or made by U.S. Bank National Association or the Co-Trustee in its or his individual capacity.

   Section 22.08. No Merger. If the estates of the Grantor or the Indenture Trustee in and to the Improvements and/or the Land Parcels shall at any time become vested in one owner, whether by the delivery of a deed by the Grantor in lieu of foreclosure, upon a purchase in a foreclosure sale or otherwise, this Indenture and the Lien created hereby shall not be destroyed or terminated by the application of the doctrine of merger and in such event the Indenture Trustee shall continue to have and enjoy all of the rights and privileges of the Indenture Trustee as to the separate foreclosure of the Lien created by this Indenture, any leases, subleases and all other Liens and encumbrances, rights and interests subordinate to the Lien of this Indenture shall be subject to the right of the Indenture Trustee to name them a party defendant in a foreclosure action and in connection with such action, the Indenture Trustee shall preserve its rights, at its option, to terminate by foreclosure any such Lien, encumbrance, right or interest; and no act by or on behalf of the Indenture Trustee or any such purchaser shall constitute a termination of any such interest, unless the Indenture Trustee or such purchaser shall give written notice thereof to the holder thereof. Without limiting the foregoing, the Grantor hereby waives, to the full extent permitted by law, any defense in connection with the enforcement of any right or remedy of the Indenture Trustee under this Indenture by reason of a merger or purported merger of any interest or estate in and to the Improvements and/or the Land Parcels with any other interest or estate.

   Section 22.09. Future Advances. (a) This Indenture is given to secure not only the sums advanced under the Secured Notes by the Indenture Trustee to the Grantor as of the date hereof and the other sums hereinabove described, but also to secure any advances made pursuant to this Indenture from and after the date hereof and any disbursement made by the Indenture Trustee for the payment of, to the extent permitted hereby, taxes, insurance or other liens on and for the Improvements and/or the Land Parcels or on account of all other sums evidenced by the Secured Notes and/or secured by this Indenture, with interest on such disbursements, which advances shall be secured hereby to the same extent as if such future advances were made on this date. The total amount of indebtedness secured hereby may increase or decrease from time to time. Any reference, among other things, to the Secured Notes in this Indenture shall be construed to reference any future advances made as described in this Section or any other amounts herein referred to. Notwithstanding anything herein to the contrary, the Indenture Trustee shall have no obligation to advance its own funds for any purpose whatsoever.

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

     (b) In the event of any conflict between the provisions of this Section 22.09(b) as they relate to the portion of the Estate situated in any relevant State and the other provisions of this Indenture, the provisions of this Section 22.09(b) shall control with respect to the portion of the Estate situated in such State.

          (i) With respect solely to the Georgia Properties, this Indenture shall secure not only the sums advanced under the Secured Notes by the Pass Through Trustee on behalf of the Pass Through Trust to the Grantor as of the date hereof and the other sums hereinabove described but also shall secure any advances made pursuant to this Indenture from and after the date hereof, whether such advances are obligatory or are to be made at the option of the Indenture Trustee or any Holder, or otherwise, including, without limitation, (A) any and all additional advances made by the Indenture Trustee or any Holder, to protect or preserve any Georgia Property or the Lien hereof on any Georgia Property, or to pay taxes, to pay premiums on insurance on any Georgia Property or to repair or maintain any Georgia Property, or to complete improvements on any Georgia Property (whether or not the original Grantor remains the owner of the Georgia Property at the time of such advances and whether or not the original Holder or Holders remain the owners of the Secured Notes or the original Indenture Trustee remains the owner of this Indenture at the time of such advances), (B) any and all expenses incident to the collection of the indebtedness secured hereby and the foreclosure hereof by action in any court or by exercise of the power of sale herein contained; (C) any and all other indebtedness which is now owing or which may hereafter be owing by the Grantor hereunder or under the other Operative Document, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, due or to become due, together with any and all renewal or renewals and extension or extensions of such indebtedness, and (D) the full and prompt payment and performance of any and all obligations or covenants of the Grantor under this Indenture and the other Operative Documents and under the terms of any other agreements, assignments or other instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Secured Notes, including without limitation, the assignment of leases and rents contained herein, the Lease and any other Operative Document.

          (ii) With respect solely to the Property located in the State of North Carolina, the Secured Notes secured by this Indenture are for present and future obligations of the Grantor to the Indenture Trustee, and this Indenture is executed to secure all such obligations. The period in which future obligations may be incurred and secured by this Indenture is the period between the date hereof and January 10, 2011. The amount of present obligations secured by this Indenture is Two Hundred Million Dollars ($200,000,000), and the maximum principal amount, including present and future obligations, which may be secured by this Indenture at any time is Two Hundred Million Dollars ($200,000,000). Any additional amounts advanced by the Indenture Trustee pursuant to the provisions of this Indenture shall be deemed necessary expenditures for the protection of the security. Each future advance need not be evidenced by a written instrument or written notation signed by the Grantor stipulating that such advance is secured by this Indenture. All future obligations shall be considered

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

     to be made pursuant to the requirements of North Carolina General Statutes
     Section 45-67, et seq., or any amendments thereto.

          (iii) With respect solely to the Florida Property, this Indenture shall secure also such future advances, whether such advances are obligatory or to be made at the option of the Indenture Trustee or any Holder, or otherwise, as are made by the Indenture Trustee or any Holder to the Grantor for any purpose within twenty (20) years from the date of this Indenture to the same extent as if such future advances were made on the date of the execution of this Indenture, although there may be no indebtedness outstanding at the time any advance is made. The total amount of the indebtedness, including future advances, that is secured by this Indenture, may increase or decrease from time to time, but shall not exceed a maximum principal amount of $400,000,000 at any one time, plus interest thereon and any disbursement made by the Indenture Trustee or any Holder for the payment of taxes, levies or insurance on the Florida Property, with interest on such disbursement. The Grantor agrees that it is a condition of each future advance that the Grantor execute and deliver to the Indenture Trustee a promissory note evidencing such future advance together with a notice of such future advance in recordable form. All promissory notes evidencing future advances shall be secured, pari passu, by the lien of this Indenture, and each reference in this Indenture to the Secured Notes or Notes shall be deemed to be a reference to all promissory notes evidencing future advances.

   Section 22.10. [Reserved].

   Section 22.11. Estoppel Certificates. At any time and from time to time within fifteen (15) days after request by the Grantor or the Indenture Trustee, as the case may be, the other parties hereto shall furnish a certificate certifying that this Indenture is in full force and effect and unmodified (or that this Indenture is in full force and effect as modified and setting forth the modifications); to the best knowledge of the signer of such certificate, whether or not the Grantor is in Default under any of its obligations hereunder (and, if so, the nature of such alleged Default); and such other matters as may reasonably be requested.

   Section 22.12. Effective as a Financing Statement. This Indenture shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Estate (other than those relating to the Georgia Properties or the Property located in the State of North Carolina) and is to be filed for record in the real estate records of each county and the District of Columbia where any part of such Estate (including said fixtures) is situated. This Indenture shall also be effective as a financing statement covering minerals or the like (including oil and gas). This Indenture shall also be effective as a financing statement covering any other part of the Estate and may be filed in any other appropriate filing or recording office. The mailing address of the Grantor is the address of the Grantor set forth in Article XVI hereof, and the address of Indenture Trustee from which information concerning the security interests hereunder may be obtained is the address of Indenture Trustee set forth in Article XVI. A carbon, photographic or other reproduction of this Indenture or of any financing statement relating to this Indenture shall be sufficient as a financing statement for any of the purposes referred to in this Section.

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

   Section 22.13. Grantor's Successors. If the ownership of the Estate or any part thereof becomes vested in a Person other than the Grantor, the Indenture Trustee and any Holder may, without notice to the Grantor, deal with such successor or successors in interest with reference to this Indenture and to the indebtedness secured hereby in the same manner as with the Grantor, without in any way vitiating or discharging the Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Estate, no forbearance on the part of the Indenture Trustee or any Holder, and no extension of the time for the payment of the indebtedness secured hereby given by Indenture Trustee or any Holder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of the Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other Person hereunder for the payment of the indebtedness secured hereby. The Grantor agrees that it shall be bound by any modification of this Indenture or any of the other Operative Documents made by the Indenture Trustee or any Holder and any subsequent owner of the Estate, with or without notice to the Grantor, and no such modifications shall impair the obligations of the Grantor under this Indenture or any other Operative Document.

   Section 22.14. Subrogation to Existing Liens; Vendor's Lien. To the extent that proceeds of the Secured Notes are used to pay indebtedness secured by any outstanding Lien, security interest, charge or prior encumbrance against the Estate, such proceeds have been advanced by the Pass Through Trustee on behalf of the Pass Through Trust at the Grantor's request, and the Holders shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness and other obligations secured hereby.

   Section 22.15. Application of Payments to Certain Indebtedness. If any part of the indebtedness secured hereby cannot be lawfully secured by this Indenture or if any part of the Estate cannot be lawfully subject to the lien, security title and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Indenture.

   Section 22.16. Compliance with Usury Laws. It is the intent of the Grantor and the Holders to conform to and contract in strict compliance with applicable usury laws from time to time in effect. All agreements between the Grantor and the Holders are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation) shall the interest taken, reserved, contracted for, charged or received under any Operative Document, or otherwise, exceed the maximum amount permissible under Applicable usury Laws. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum lawful amount, any such construction shall be subject to the provisions of this Section and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum amount permitted under Applicable

Laws, without the necessity of execution of any amendment or new document. If any Holder shall receive anything of value which is characterized as interest under Applicable Laws and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount of secured indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to the Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds the principal amount of secured indebtedness. All interest taken, reserved, contracted for, charged or received shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by Applicable Laws. As used in this Section, the term "Applicable Laws" means the Applicable Laws and Regulations of the States in which the Properties are located, the District of Columbia or the State of New York, as applicable, or the federal Laws of the United States, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future.

   Section 22.17. Purchase Money Mortgage. With respect to all of the Properties other than the Property located in the State of North Carolina, this Indenture is a purchase money mortgage or deed of trust taken by Indenture Trustee to secure the loan made to the Grantor in connection with the payment of the purchase price by the Grantor for the acquisition of the Properties and is entitled to first priority liens status as provided by Applicable Law relating to purchase money mortgages and deeds of trust.

                                  Article XXIII

               Assumption of Obligations of Grantor by the Lessee

   Section 23.01. Assumption of Obligations of Grantor by the Lessee. Upon the purchase by the Lessee of one or more Properties pursuant to Article IX of the Participation Agreement, the Lessee may, in lieu of redemption of the Allocable Portion of the Secured Notes relating thereto pursuant to Section 2.04(d), assume all the rights and obligations of the Lessor under the Allocable Portion of the Secured Notes, in accordance with this Section 23.01 and the provisions of Section 10.1 of the Participation Agreement. Any such assumptions shall take place on the date that the Lessee purchases such Properties (such date being referred to hereinafter as the "Assumption Date"). Such assumption shall be on the following terms and conditions:

          (a) The Lessee shall pay all amounts of Rent and any other amounts due to the Grantor and any other Person entitled thereto under the Operative Documents through the Assumption Date;

          (b) The Lessee shall deliver to the Indenture Trustee an Officers' Certificate, dated the Assumption Date, stating that the Lessee has paid to the Grantor and any other Person entitled thereto all amounts required to be paid to the Grantor and any other Person entitled thereto under the Operative Documents in connection with such assumption;

          (c) No event which constitutes or, with the lapse of time or notice, or both, would become, an Event of Default under the Replacement Security Documents (as defined below) or this Indenture shall have occurred and be continuing on and as of the Assumption Date or as a result thereof and the Indenture Trustee shall have received an Officers' Certificate from the Lessee, dated the Assumption Date, to such effect;

          (d) The Lessee shall deliver or cause to be delivered to the Indenture Trustee, on or prior to the Assumption Date, evidence of all filings, recordings and corporate action referred to in the opinion or opinions of counsel referred to below and any other opinions, certificates and documents reasonably requested by the Indenture Trustee;

          (e) The Lessee shall deliver or cause to be delivered to the Indenture Trustee an opinion or opinions of counsel, dated the Assumption Date, which, subject to customary qualifications, shall be similar to the opinions of counsel delivered on the Closing Date (with such changes as are necessary or appropriate under the circumstances) and shall be to the further effect that, after giving effect to the Replacement Security Documents referred to below:

               (i) each of the Replacement Security Documents constitutes the legal, valid and binding obligation of the Lessee enforceable against the Lessee, in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided for in the Replacement Security Documents; and

               (ii) each of the applicable Replacement Security Documents creates and constitutes a valid and perfected Lien and security title upon the filing or recording of documents specified, and creates a valid and perfected security interest in and to the Estate (as defined therein) subject only to Permitted Liens (other than Lessor Liens);

          (f) The assumption shall comply in all material respects with all Applicable Laws and Regulations;

          (g) The Lessee shall execute, acknowledge and deliver to the Indenture Trustee, and cause to be recorded, new security documents substantially in the same form as this Indenture, the Secured Notes and the other Security Documents (with such changes as are necessary or appropriate under the circumstances) (the "Replacement Security Documents") whereby, among other things:

               (i) All obligations under the Replacement Security Documents shall be full recourse obligations of the Lessee;

               (ii) The Lessee shall reaffirm that it has acquired such Properties subject to the liens and security interests granted pursuant to the Indenture and once Replacement Security Documents have been entered into, all future assumptions pursuant to this Section 23.01 shall be effected under the same Replacement Security Documents and all obligations with respect thereto shall be cross defaulted and cross collateralized with each other;

               (iii) The Lessee shall warrant and covenant to defend its title to the Estate (as defined in the Replacement Security Documents) and the validity, perfection and priority of the mortgage lien, deed of trust lien, security title and security interest granted pursuant to the Replacement Security Documents;

               (iv) The Lessee shall provide the same protections as in the Lease with respect to the operation, use and maintenance of such Properties, including, without limitation, covenants to:

                    (A) use such Properties only as permitted by Section 10.2 of the Lease;

                    (B) maintain and repair such Properties in accordance with the provisions of Section 9.1 of the Lease;

                    (C) not directly or indirectly create, incur, assume, permit or suffer to exist any Liens with respect to the Estate other than Permitted Liens;

                    (D) pay all real estate taxes and utility charges;

                    (E) make only such Alterations as would be permitted by
               Section 9.2 of the Lease;

                    (F) maintain insurance coverage as and to the extent
               required by the provisions of Article 11 of the Lease;

                    (G) apply insurance proceeds in the manner provided in
               Sections 14.2 and 14.4 of the Lease; and

                    (H) pay all recording taxes and charges in connection with recordation of the Replacement Indenture.

               (v) The Secured Notes under the Replacement Security Documents may be accelerated upon any direct or indirect transfer of such Properties by the Lessee other than as permitted under the terms of the Replacement Security Documents;

               (vi) The events of default under the Replacement Security Documents will be modified to reflect the terms of the Lease Events of Default (with such changes as are necessary or appropriate under the circumstances) and all references to the Lease and Excepted Rights and Excepted Payments shall be deleted;

               (vii) Granting Clause (III) and Sections 4.01, 4.03 (first sentence), 8.01 and 8.19 and Articles XIV, XVIII, XX and XXIII of this Indenture shall be deleted from the Replacement Security Documents; and

               (viii) Such Replacement Security Documents shall also contain or delete such other terms, covenants and conditions as may be reasonably requested by the Indenture Trustee; provided, that the obligations of the Lessee in respect of such new or remaining terms, covenants and conditions are substantially equivalent to the obligations of the Lessee under the Operative Documents; and

          (h) After giving effect to such assumption, no Lien other than Permitted Liens (other than Lessor Liens) shall exist upon such Properties, and the Indenture Trustee shall have received a lender's title insurance policy evidencing, and an Officer's Certificate of the Lessee stating, that the condition of the first clause of this Section 23.01(h) has been met, which title insurance policy and Officers' Certificate shall be sufficient for purposes of this Section 23.01(h) to satisfy the condition set forth in the first clause of this Section 23.01(h).

If all of the foregoing conditions and those under Section 10.1 of the Participation Agreement are satisfied, then, automatically and without the requirement of further action by any Person, effective as of the Assumption Date, the Grantor shall be released from all of its obligations under this Indenture in respect of the Allocable Portion of the Secured Notes relating to such Properties (other than any obligations or liabilities of the Grantor incurred on or prior to the Assumption Date or arising out of or based upon events occurring on or prior to the Assumption Date, which obligations and liabilities shall remain the sole responsibility of the Grantor under this Indenture).

     In Witness Whereof, the parties hereto have caused this Indenture to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the day and year first above written.

                                        U.S. Bank National Association
                                           (successor to State Street Bank and
                                           Trust Company of Connecticut,
                                           National Association), not in its
                                           individual capacity, except as
                                           expressly set forth herein, but
                                           solely as Owner Trustee under the
                                           Amended and Restated Trust Agreement
                                           (1997-D) dated as of May 23, 2003, as
                                           Grantor

Attest:


By:                                     By:
   -----------------------------------     -------------------------------------
   Name:                                   Name
   Title:                                  Title:


Signed and delivered in the
presence of:


--------------------------------------
             Witness
             Print Name:


--------------------------------------
             Witness
             Print Name:


--------------------------------------
             Notary Public


My Commission Expires:


--------------------------------------
             [Notarial Seal]

                                        Patrick Thebado, not in his individual
                                           capacity, but solely as Co-Trustee
                                           under the Amended and Restated Trust
                                           Agreement (1997-D) dated as of May
                                           23, 2003


                                           -------------------------------------
                                                      Patrick Thebado


Signed and delivered in the
presence of:


--------------------------------------
             Witness
             Print Name:


--------------------------------------
             Witness
             Print Name:


--------------------------------------
             Notary Public


My Commission Expires:


--------------------------------------
             [Notarial Seal]

                                        Wells Fargo Bank Northwest, National
                                           Association, not in its individual
                                           capacity, but solely as Indenture
                                           Trustee, as Mortgagee and Grantee

Attest:


By:                                     By:
   -----------------------------------     -------------------------------------
   Name:                                   Name
   Title:                                  Title:


                                        (Corporate Seal)


Signed and delivered in the
presence of:


--------------------------------------
             Witness
             Print Name:


--------------------------------------
             Witness
             Print Name:


--------------------------------------
             Notary Public


My Commission Expires:


--------------------------------------
             [Notarial Seal]

With respect to the property located in the State of South Carolina, to the fullest extent permitted by applicable laws and regulations, and as a material inducement for the loan secured hereby, the Grantor hereby waives and relinquishes the statutory appraisal rights, which means the high bid at the judicial foreclosure sale will be applied to the obligations regardless of any appraised value of any property.

                                        U.S. Bank National Association
                                           (successor to State Street Bank and
                                           Trust Company of Connecticut,
                                           National Association), not in its
                                           individual capacity, but solely as
                                           Owner Trustee under the Amended and
                                           Restated Trust Agreement (1997-D)
                                           dated as of May 23, 2003

Attest:


By:                                     By:
   -----------------------------------     -------------------------------------
   Name:                                   Name
   Title:                                  Title:


                                        (Corporate Seal)


Signed and delivered in the
presence of:


--------------------------------------
             Witness
             Print Name:


--------------------------------------
             Witness
             Print Name:


--------------------------------------
             Notary Public


My Commission Expires:


--------------------------------------
             [Notarial Seal]

                             [State] Acknowledgement

State of
         -------------------

County of
          ------------------

     The foregoing instrument was acknowledged before me this      day of May,
                                                              ----
2003, by                   , the                  , and by                    ,
         ------------------      -----------------         -------------------
the                   of U.S. Bank National Association, a national banking
    -----------------
association, not in its individual capacity, but solely as Owner Trustee under the Amended and Restated Trust Agreement (1997-D) dated as of May 23, 2003, as Grantor, on behalf of the Trust. He/she is personally known to me or did produce as identification.
------------------


                                           Notary Public:
-------------------------------------      Print Name:


                                           My Commission Expires:
-------------------------------------


                                           [Notary Seal]

                             [State] Acknowledgement

State of
         -------------------

County of
          ------------------

     The foregoing instrument was acknowledged before me this      day of May,
                                                              ----
2003, by                   , [_________], not in [his/her] individual capacity,
         ------------------
but solely as Co-Trustee under the Amended and Restated Trust Agreement (1997-D) dated as of May 23, 2003, as Grantor, on behalf of the Trust. He/she is
personally known to me or did produce                    as identification.
                                      ------------------


                                            Notary Public:
----------------------------------          Print Name:


                                            My Commission Expires:
----------------------------------

                                            [Notary Seal]

                             [State] Acknowledgement

State of
         -------------------

County of
          ------------------

     The foregoing instrument was acknowledged before me this      day of May,
                                                              ----
2003, by                , the                , and by                  , the
         ---------------      ---------------         -----------------
                 of Wells Fargo Bank Northwest, National Association, a national
----------------
banking association, not in its individual capacity, but solely as Indenture Trustee, as Mortgagee and Grantee, on behalf of the bank. He/she is personally
known to me or did produce                  as identification.
                           ----------------

                                            ------------------------------------
                                            Notary Public:
                                            Print Name:
                                                        ------------------------
                                            My Commission Expires:
                                                                   -------------

                                            [Notary Seal]

                              Form of Secured Note

     The Secured Notes shall each be substantially in the form set forth below, with such changes that are not inconsistent with the terms of the Indenture to which this Exhibit 1 is attached, as the Indenture Trustee shall deem desirable (and indicate in writing to the Grantor and the Lessee) and are consented to by the Grantor and the Lessee at or prior to the time such Secured Note is issued (the provisions set forth below constituting part of the Indenture to which this Exhibit 1 is attached).

                  U.S. Bank National Association (successor to
               State Street Bank and Trust Company of Connecticut,
             National Association), not in its individual capacity,
                but solely as Owner Trustee under the Amended and
           Restated Trust Agreement (1997-D) dated as of May 23, 2003, as Grantor

No.                                         New York, New York

Original Principal Amount:                  Issue Date:
$200,000,000                                              , 2003
                                            --------------

Interest Rate:                              Maturity Date:
4.04%                                       January 10, 2011

         This Note has not been and will not be registered under the Securities Act of 1933, as amended (the "Act"), or any other Applicable Securities Law and, accordingly, this Note may not be resold, pledged, or otherwise transferred, except pursuant to, or in a transaction exempt from or not subject to registration under, the Act and any other Applicable Securities Laws. By its acquisition of this Note, the person making such acquisition covenants and agrees, for the benefit of the Grantor, the Lessee and Indenture Trustee herein referred to, that it will not resell, pledge or otherwise transfer this Note unless, such resale, pledge or other transfer is made pursuant to, or in a transaction exempt from registration under, the Act and any other Applicable Securities Laws, and such person further covenants and agrees that it will, prior to any sale, pledge or other transfer of this Note, notify the person to whom such sale, pledge or other transfer is to be made of the resale restrictions set forth above, subject in any such case to any requirement of law that the disposition of the Holder's property or the property of the person for whom it is acting shall at all times be and remain within its control or the control of such person, as the case may be.

     Each Holder of this Note, by its acceptance and holding hereof, represents and agrees that any transferee of a Note, by its acceptance thereof, shall be deemed to have represented and warranted that either: (i) no assets of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to Section 4975 of the Internal Revenue Code of 1986, as amended (the

                                    Exhibit 1
                                 (to Indenture)

"Code"), have been used to purchase such Note or (ii) the purchase and holding of such Note is exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to an administrative class exemption.

     U.S. Bank National Association (successor to State Street Bank and Trust Company of Connecticut, National Association), not in its individual capacity, but solely as Owner Trustee under the Amended and Restated Trust Agreement (1997-D) dated as of May 23, 2003 (the "Grantor"), for value received, hereby promises to pay to Wells Fargo Bank Northwest, National Association, as Indenture Trustee, or registered assigns, the principal amount of Two Hundred Dollars ($200,000,000) in installments as provided below, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 4.04% per annum, which shall become due and payable (whether on the stated maturity date or on a date fixed for any installment payment or for any optional or required prepayment or by purchase, acceleration, declaration or otherwise) in installments as provided below, and with interest at the Overdue Rate on any overdue principal (including any overdue prepayment of principal) and, to the extent permitted by Applicable Laws and Regulations, on any overdue Redemption Premium and any overdue interest, from the due date thereof until paid, payable on demand or if not so demanded on the next Payment Date as defined in the Indenture referred to below.

     All payments of principal, Redemption Premium, if any, and interest on this Secured Note shall be made, to the Holder hereof in whose name this Secured Note is registered at the close of business on the Record Date, in lawful money of the United States of America in immediately available funds at the Indenture Trustee's Office or otherwise as provided in the Indenture referred to below.

     The principal of and interest on this Secured Note shall be payable in eight (8) consecutive annual installment payments of principal and/or interest payable on each Payment Date, commencing on January 10, 2004, such payments and installments to be in the respective amounts set forth in the schedule of payments annexed hereto.

     This Secured Note shall bear interest on the principal amount from time to time outstanding as aforesaid.

     The payments of principal and/or interest to be made on each Payment Date shall be in the respective amounts set forth in the schedule of payments annexed hereto, and shall be applied, first, to the payment of interest accrued on the unpaid principal amount hereof which is due and payable on such date of such payment (as well as any interest on overdue principal and, to the extent permitted by applicable law, on overdue Redemption Premium, if any, and interest), and second, to the payment of the principal amount (including any overdue installment of principal) of, and Redemption Premium, if any, then due hereunder; provided, that, in any event, the final such installment shall be in an amount sufficient to pay in full the entire unpaid principal amount hereof together with all Redemption Premium, if any, and interest accrued thereon.

     In addition to the installments of interest only and the semiannual installment payments of principal and/or interest provided for above, this Secured Note is subject to prepayment, redemption, purchase or assumption upon the occurrence of certain events, in full or in part, in certain cases, without Redemption Premium, and in other cases, with a Redemption Premium, all in accordance with and subject to and as more fully set forth in Article II and
Article XX of the Indenture, Mortgage, Deed of Trust, Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of May 23, 2003 (as such Indenture may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture," with terms defined therein and not otherwise defined herein being used herein with the same meanings), between the Grantor and Wells Fargo Bank Northwest, National Association, as Indenture Trustee.

     This Secured Note is one of the duly authorized Secured Notes of the Grantor originally issued in registered form pursuant to the Indenture and is secured as provided in the Indenture. The registered Holder is entitled to the benefits of the Indenture and the security referred to therein, to which reference is hereby made for a description of the properties, interests and rights included in such security, the nature of such security and the rights of the Holders, the Indenture Trustee and the Grantor in respect of such security; and the registered Holder, the Indenture Trustee acting for the benefit thereof may enforce the agreements of the Grantor contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof. By its acceptance hereof, each Holder of this Secured Note agrees to be bound by the provisions of the Participation Agreement and the Indenture applicable to it.

     As provided in the Indenture, upon surrender of this Secured Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, or upon surrender of this Secured Note for exchange, one or more new Secured Notes in an aggregate principal amount equal to the unpaid principal amount of this Secured Note will be issued to, and registered in the name of, the transferee or the registered holder hereof. By its acceptance of this Secured Note, the Holder hereof agrees to be bound by the provisions of the Participation Agreement as though it were the Pass Through Trustee. An intended transfer of this Secured Note shall be required to comply with Section 2.09 of the Indenture on or prior to consummation of such transfer. The Grantor and the Indenture Trustee shall treat the Person in whose name this Secured Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and neither the Grantor nor the Indenture Trustee shall be affected by any notice to the contrary.

     If an Event of Default shall occur and be continuing, the unpaid balance of the principal Outstanding of this Secured Note, together with the Redemption Premium, if any, and all accrued but unpaid interest thereon, in certain circumstances shall become immediately due and payable and in other circumstances may be declared and become immediately due and payable in the manner and with the effect provided in the Indenture.

     All payments of principal, Redemption Premium, if any, and interest to be made by the Grantor under this Secured Note shall be made only from the income and proceeds from the

Estate and only to the extent that the Grantor shall have sufficient income and proceeds from the Estate to make such payments subject to and in accordance with the terms of the Indenture, and all payments to be made by the Indenture Trustee under this Secured Note shall be made only from the income and proceeds from the Estate and only to the extent that the Indenture Trustee shall have sufficient income and proceeds from the Estate to make such payments subject to and in accordance with the terms of the Indenture. Neither the Grantor nor the Indenture Trustee is personally liable to the holder hereof for any amounts payable under this Secured Note or the Indenture, except as expressly provided in the Operative Documents. As provided in the Indenture, applicable withholding taxes shall be deducted by the Indenture Trustee from payments otherwise due to the Holder hereof, and the amount of such deductions in respect of withholding shall be deemed payment in full of the corresponding amount to the Holder hereof.

     The undersigned waives, to the fullest extent permitted by law, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Secured Note and agrees to pay all reasonable costs of collection when incurred, including reasonable legal fees and expenses, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing this Secured Note.

     The Applicable Laws and Regulations may require that the Holder deliver this Secured Note to the Indenture Trustee in connection with the Indenture Trustee's exercise of remedies under the Indenture and any accounting thereafter.

     Florida Documentary Stamp Tax due on this Note, if any, has been paid upon the recording in Florida of the Mortgage instrument defined herein as the Indenture.

     This Secured Note is made and delivered in New York, New York and shall be governed by the laws of the State of New York.

     In Witness Whereof, the Grantor has caused this Secured Note to be duly executed and delivered by one of its duly authorized officers.

                                            U.S. Bank National Association
                                                 (successor to State Street Bank
                                                 and Trust Company of
                                                 Connecticut, National
                                                 Association), not in its
                                                 individual capacity, but solely
                                                 as Owner Trustee under the
                                                 Amended and Restated Trust
                                                 Agreement (1997-D) dated as of
                                                 May 23, 2003


                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                           Form of Indenture Trustee's
                          Certificate of Authentication

     This is one of the Secured Notes referred to in the within mentioned Indenture.

                                            Wells Fargo Bank Northwest, National
                                                 Association, not in its
                                                 individual capacity, but solely
                                                 as Indenture Trustee


                                            By
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                    ----------------------------

                          Allocation of Property Values

-------------------------------------------------------------------------------------------------------------------------
                         PROPERTY INFORMATION                                            $  200,000,000   $298,128,717.32
-------------------------------------------------------------------------------------------------------------------------
                                                                           Percentage                      Purchase Price
    Property Name               Address                City        State   Allocation   Debt Allocation      Allocation
-------------------------------------------------------------------------------------------------------------------------
Washington  Office     730 15th Street NW         Washington         DC       5.03%      $10,061,270.56    $14,997,768.43
-------------------------------------------------------------------------------------------------------------------------
St. Petersburg         830 Central Avenue         St. Petersburg     FL       1.39%      $ 2,773,298.94    $ 4,134,000.27
Operations Center
-------------------------------------------------------------------------------------------------------------------------
Northeast Center       2059 Northlake Parkway     Tucker             GA       6.97%      $13,930,990.00    $20,766,140.90
-------------------------------------------------------------------------------------------------------------------------
Southside Center       6000 Feldwood Road         College Park       GA       4.77%      $ 9,545,307.97    $14,228,652.10
-------------------------------------------------------------------------------------------------------------------------
Calvert Center         225 North Calvert Street   Baltimore          MD       3.35%      $ 6,707,513.71    $ 9,998,512.29
-------------------------------------------------------------------------------------------------------------------------
Charles Street         100 South Charles Street   Baltimore          MD      14.77%      $29,538,858.43    $44,031,909.88
-------------------------------------------------------------------------------------------------------------------------
Veirs Mill             12125 Veirs Mill Road      Silver Springs     MD       0.52%      $ 1,031,925.19    $ 1,538,232.66
-------------------------------------------------------------------------------------------------------------------------
Triad Center           4161 Piedmont Avenue       Greensboro         NC       9.19%      $18,381,167.37    $27,399,769.25
-------------------------------------------------------------------------------------------------------------------------
Columbia               295 Greystone Boulevard    Columbia           SC       2.00%      $ 3,998,710.09    $ 5,960,651.56
Control Center
-------------------------------------------------------------------------------------------------------------------------
Arlington Main         3401 Columbia Pike         Arlington          VA       0.52%      $ 1,031,925.19    $ 1,538,232.66
-------------------------------------------------------------------------------------------------------------------------
NationsBank Center     One Commercial Place       Norfolk            VA       6.87%      $13,737,504.03    $20,477,722.28
-------------------------------------------------------------------------------------------------------------------------
NationsBank Center     1111 East Main Street      Richmond           VA      16.32%      $32,634,633.99    $48,646,607.86
-------------------------------------------------------------------------------------------------------------------------
Two Commercial Place   Two Commercial Place       Norfolk            VA       6.35%      $12,705,578.85    $18,939,489.62
-------------------------------------------------------------------------------------------------------------------------
Villa Park             8011 Villa Park            Richmond           VA      21.96%      $43,921,315.70    $65,471,027.57
-------------------------------------------------------------------------------------------------------------------------
Shockoe Parking        12th Street and Canal      Richmond           VA                  $         0.00    $
-------------------------------------------------------------------------------------------------------------------------
Norfolk Parking        400 East Main Street       Norfolk            VA                  $         0.00    $
-------------------------------------------------------------------------------------------------------------------------

                                  Schedule III
                                 (to Indenture)

                                                                      Appendix A
                                                                  (to Indenture)

                                   Definitions

     In each Operative Document, unless the context otherwise requires:

          (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

          (b) words importing the singular include the plural and vice versa;

          (c) words importing a gender include any gender;

          (d) a reference to a part, clause, party, section, article, exhibit or schedule is a reference to a part and clause of, and a party, section, article, exhibit and schedule to, such Operative Document;

          (e) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, amending, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

          (f) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document;

          (g) a reference to a party to a document includes that party's successors and permitted assigns; and

          (h) "hereof," "herewith," "hereunder," "hereby" and similar terms refer to the document in which they appear as a whole, unless the context or specific wording provides or requires otherwise.

     "Actual Knowledge" shall mean, (i) as it applies to the Lessor, the Recourse Guarantor, the Pass Through Trustee or the Indenture Trustee, actual knowledge of, including any written notices received by, an officer of the Lessor, the Recourse Guarantor, the Pass Through Trustee or the Indenture Trustee, as the case may be and (ii) as it applies to the Lessee or the Owner Participant, actual knowledge of, including any written notices received by, the President, any Vice President, the Treasurer or the Secretary or any other officer thereof; provided that any party shall be deemed to have "actual knowledge" of any matter as to which such Person has been given notice by any party to any Operative Document in accordance with the terms thereof.

     "Addition" has the meaning specified in Section 9.2(b) of the Lease.

     "Additional Basic Rent" has the meaning specified in Section 3.1(b) of the Lease.

     "Additional Notes" has the meaning specified in Section 11.1(b) of the Participation Agreement.

     "Address" shall mean:

          (a) with respect to the Lessor, c/o U.S. Bank National Association, 225 Asylum Street, 23rd Floor, EX-CT-SS, Hartford, Connecticut 06103,
     Attention: Corporate Trust Department, with a copy to c/o U.S. Bank National Association, EX-MA-FED, One Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: Patrick E. Thebado;

          (b) with respect to Lessee, Bank of America, N.A., TransAmerica Building, 525 North Tryon, 3rd Floor, Charlotte, North Carolina 28255,
     Attention: Real Estate Services; and, with copies to Bank of America, N.A., 901 Main Street, 68th Floor, Dallas, Texas 75202, Attention: Michael F. Hord;

          (c) with respect to the Indenture Trustee and Pass Through Trustee, 299 South Main Street, Salt Lake City Utah 84111, Attention: Corporate Trust Department, Bank of America, N.A. 2003-A, with copies to M. John Ashton, Ray, Quinney & Nebeker, 79 South Main Street, Suite 500, Salt Lake City, Utah 84111;

          (d) with respect to the Owner Participant, First States Investors 3500, LLC, 1725 The Fairway, Jenkintown, Pennsylvania 19046;

          (e) with respect to the Owner Trustee or the Co-Trustee, c/o Lessor at its Address;

          (f) with respect to the Recourse Guarantor, c/o Owner Participant at its Address; and

          (g) with respect to the Residual Value Insurer, 177 Broad Street, Ninth Floor, Stamford, Connecticut 06901.

     "Affiliate" of any Person shall mean any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise, provided (but without limiting the foregoing) that no pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to constitute control over such Person.

     "AFR Sublease" shall mean any sublease entered into pursuant to Section 6.1(f) of the Lease.

     "After-Tax Basis" shall mean, with respect to any payment received or accrued by any Person, the amount sufficient to hold such Person and any Affiliate thereof harmless from all Taxes actually required to be paid with respect to the receipt or accrual of such payment and such amount, including interest and penalties in connection therewith, and after taking into account any deductions to which such Person and any Affiliate thereof is entitled as a result of the payment of such Taxes or the event or circumstance giving rise to such payment; provided that for purposes of this definition, it shall be assumed that the Owner Participant is subject to United States federal income tax at the highest marginal corporate income tax rate then in effect and to state and local income taxes at the actual composite state and local income tax rate applicable for the relevant tax year to the Owner Participant (as certified by the Owner Participant).

     "Allocable Portion" of the Notes as of any date with respect to a Property subject to the Lease shall mean a fraction of the principal amount of the Notes, the numerator of which is the Lessor's Cost of such Property and the denominator of which is the Assumed Lessor's Cost.

     "Alterations" shall mean, with respect to any Property, alterations, improvements, modifications and additions to such Property.

     "Anniversary" shall mean June 10, 2004, June 10, 2009 or June 10, 2015, which are, respectively, the seventh, twelfth and eighteenth anniversaries of the Original Closing Date.

     "Applicable Laws and Regulations" or "Applicable Laws" shall mean all existing and future applicable laws, rules, regulations, statutes, treaties, codes, ordinances (including with respect to zoning), Governmental Actions, permits, certificates, orders and licenses of and interpretations by any Governmental Authorities, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment and those pertaining to the construction, use or occupancy of the Properties) and any restrictive covenant or deed restriction or easement of record affecting the Properties, including without limitation Environmental Laws.

     "Appraisal" shall mean the appraisal delivered pursuant to Section 3.1(n) of the Participation Agreement.

     "Appraisal Procedure" shall mean the procedure described in this definition for establishing the value, period, amount or other matter the subject of an appraisal. If either of the two parties involved shall determine that a value, period, amount or other matter to be determined under the Lease or any other Operative Document cannot timely be established by agreement, such party shall appoint an MAI appraiser and give written notice thereof to the other party, which shall appoint an MAI appraiser within 10 days after receipt of such notice. If such other party does not appoint an MAI appraiser within such 10-day period, the determination of the first MAI appraiser made within 30 days after the failure to appoint a second MAI appraiser shall be conclusive and binding on the two parties involved. If within 30 days after appointment of the second of the two MAI appraisers, such MAI appraisers are unable to agree upon the value, period, amount or other matter in question, they jointly shall appoint a third appraiser within 10 days thereafter, or, if they do not do so, either party may request the American

Arbitration Association, or any organization successor thereto, to appoint the third appraiser from a panel of MAI appraisers with at least five years' experience in the valuation of properties similar to the Property in the state where the relevant Property is located, or if such MAI appraiser is a nationally recognized appraisal firm, with at least five years experience appraising properties similar to such Property in the general vicinity where the relevant Property is located. The decision of the third MAI appraiser shall be given within 30 days after his appointment. The value, period, amount or other matter to be determined shall be the average of the two closest appraised values, periods, amounts or determinations, as the case may be, and shall be conclusive and binding on the parties, provided that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on the parties. Each MAI appraiser appointed as herein provided shall be sworn fairly and impartially to perform its duties. Each party shall pay the fees and expenses of the MAI appraiser selected by it and the obligations to pay the fees and expenses of the third MAI appraiser incurred in connection with any Appraisal Procedure shall be divided equally between the two parties, provided, however, that the fees and expenses of all such MAI appraisers incurred in connection with an Appraisal Procedure relating to an exercise of remedies under the Lease shall be borne exclusively by the Lessee; provided further however, that if any value or amount to be determined requires establishing a discount rate, investment rate, yield rate or other financial concept (a "Financial Rate"), such rate shall be determined by a financial intermediary or investment banker knowledgeable in such investments. In each case where a Financial Rate is required, the term appraiser used in this definition used herein shall mean "appraiser and financial intermediary". The appraiser shall determine the value, period, amount or other matter and the financial intermediary shall determine the Financial Rate. The two determinations shall be combined in the normal fashion for such investments to determine the value, period, amount or determination.

     "Appraiser" means the Person preparing the Appraisal.

     "Approved Sublease" shall mean any sublease entered into by the Lessee with respect to any Property or portion thereof if either (i) such sublease satisfies the Non-Disturbance Criteria or (ii) the rent under the sublease, the tenant improvement allowances thereunder and the other material economic and non-economic terms of such sublease were approved in writing by the Lessor; it being understood that it shall be in the Lessor's sole discretion as to whether it shall approve the material terms of any sublease.

     "Assigned Subleases" shall have the meaning set forth in Section 16.2(b) of the Lease.

     "Assignments of Warranties" shall mean the Assignments of Warranties dated as of June 4, 1997 by EBC Associates or Nations Bank Corporation in favor of Lessor.

     "Assumed Lessor's Cost" shall, in connection with a Terminating Event, mean the Lessor's Cost of all Properties which are subject to the Lease at the moment immediately preceding such Terminating Event assuming the maximum amount of Lessor's Cost of Properties had been terminated from the Lease pursuant to
Section 6.1 thereof.

     "Average Annual Rent Factor" shall mean 8.56077454%.

     "Bank Branch Lease" shall mean a lease substantially in the form of Exhibit C to the Lease between the Lessee and Lessor or the Termination Transferee, if applicable, and entered into pursuant to Section 6.1(c) of the Lease.

     "Bank Branch Properties" shall mean the Properties located at 830 Central Avenue, St. Petersburg, FL, Nations Bank Center, 111 E. Main Street, Richmond, VA, Viers Mill, Silver Springs, MD, One Commercial Place, Norfolk, VA, Arlington Main, Arlington, VA, 100 S. Charles Street, Baltimore, MD and 730 15th Street, Washington, D.C.

     "Bankruptcy Code" shall mean Title 11 of the United States Code, entitled "Bankruptcy," as amended from time to time.

     "Basic Rent" shall mean, for the Basic Term, the rent payable pursuant to
Section 3.1 of the Lease and, for any Renewal Term, the rent payable pursuant to
Article V of the Lease.

     "Basic Term" with respect to a Property shall mean with respect to the Lease (a) the period commencing on the Original Closing Date and ending on the Basic Term Expiration Date or (b) such shorter period as may result from earlier termination of the Lease with respect to such Property as provided in the Lease.

     "Basic Term Commencement Date" shall mean with respect to the Lease, the Original Closing Date.

     "Basic Term Expiration Date" shall mean with respect to the Lease, June 10, 2022.

     "Beneficial Interest" shall have the meaning set forth in Section 7.4 of the Participation Agreement.

     "Beneficial Owner" means the owner of a Beneficial Interest.

     "Board of Directors", with respect to a corporation, means either the Board of Directors or any duly authorized committee of that Board which pursuant to the by-laws of such corporation has the same authority as that Board as to the matter at issue.

     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are required to be closed in New York, New York, Charlotte, North Carolina, Salt Lake City, Utah or Chicago, Illinois.

     "Call Report" shall have the meaning set forth in Section 5.3(b) of the Participation Agreement.

     "Carryover Property" shall have the meaning set forth in Section 6.1(b) of the Lease.

     "Casualty" shall mean an event of damage or casualty relating to all or part of a Property which does not constitute an Event of Loss of such Property.

     "Casualty Restoration Costs" shall mean the cost of rebuilding, replacing, repairing and/or restoring the Improvements following the occurrence of a Casualty or an Event of Loss.

     "Certificate" shall mean a Pass Through Certificate.

     "Certificate Owner" or "Certificate holder" shall mean a beneficial owner of a Certificate.

     "Certificate Purchase Agreement" shall mean that certain Certificate Purchase Agreement dated as of May 23, 2003 by and between the Pass Through Trust and the Purchasers thereto.

     "Claims" shall mean liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, judgments, settlements, utility charges, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses and costs of investigation) of any kind and nature whatsoever, including without limitation any Environmental Claims.

     "Closing" shall mean the transactions that shall occur on the Closing Date pursuant to the Operative Documents.

     "Closing Date" shall mean May 23, 2003.

     "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect on the Closing Date.

     "Common Areas" shall mean, with respect to any Property, the areas, facilities and systems, including without limitation, risers, telephone and electric closets, intended to be for the common use of the tenants of such Property.

     "Competitor" shall mean any national banking association, state banking corporation, savings and loan association, credit union, or any other financial institution with a state or national banking charter receiving deposits or making loans to the general public.

     "Condemnation" shall mean any condemnation, requisition or other taking or sale of the use, occupancy or title to one or more Properties or any part thereof in, by or on account of any actual or threatened eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or any transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use, occupancy or title is taken.

     "Cost Excess" shall have the meaning set forth in Section 6.1(b) of the Lease.

     "Co-Trustee" shall mean Patrick E. Thebado, whose business address is c/o U.S. Bank National Association, at its Address, not individually, but solely as co-trustee, appointed by the Owner Trustee pursuant to Section 9.2 of the Trust Agreement to serve as trustee of the Properties in each of the Co-Trustee States solely for the purpose of acquiring, holding, transferring, mortgaging and otherwise granting security interests with respect thereto and owning such Properties to the extent of the rights, powers, duties and obligations conferred on the Co-Trustee pursuant to the Trust Agreement and all successor co-trustees as may be appointed in accordance with Section 9.2 of the Trust Agreement.

     "Co-Trustee States" shall mean Virginia, North Carolina, South Carolina, Georgia and Florida.

     "CPI" shall mean the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index, All Urban Consumers-South. The CPI for any year shall be that published in December for that year.

     "Debt Documents" shall mean each of the Security Documents, the Pass Through Trust Agreement and the Pass Through Certificates.

     "Debt Parties" shall mean each of the Certificate holders, the Indenture Trustee, the Pass Through Trustee, the Estate and the Deed of Trust State Trustees.

     "Deed of Trust State Trustee" shall have the meaning given such term in the Indenture and shall also include the Trustee under the Maryland Security Documents.

     "Default" means any event, condition or failure which, with notice or lapse of time or both, would become an Event of Default.

     "Demising Work" shall mean the construction by Lessee, as a result of the creation of Surrendered Premises, of (i) all walls and other work required to demise, separate and secure the Leased Premises from any portion of the Improvements that is not included within the Leased Premises, (ii) all work, if and to the extent required as a result of such demise for (a) the creation of multi-tenant access to Common Areas, facilities and systems necessary for the use of the Surrendered Premises, including, without limitation, multi-tenant access to the mechanical, electrical, plumbing and other utility facilities and systems serving the Surrendered Premises or (b) at Lessee's sole opinion, in lieu of creating multi-tenant access to existing Common Areas, facilities or systems, Lessee may construct replacements for Common Areas, facilities or systems necessary for the use of the Surrendered Premises and (iii) to provide proper and lawful means of ingress and egress to the Surrendered Premises. Notwithstanding the foregoing, Lessee will not be obligated to (i) make any alterations or improvements to demise the Leased Premises on floors of any Improvements that are and shall continue to be leased by Lessee as full floors,
(ii) make any alterations or improvements to floors that do not contain any Leased Premises or (iii) bring the Projects into compliance with building codes or other Applicable Laws, except to the extent required by Governmental Authority as being necessary to perform the Demising Work. All Demising Work shall be performed in conformity with the requirements of Section 6.5 of the Lease.

     "Disposition" shall have the meaning set forth in Section 8.2(b)(iii) of the Participation Agreement.

     "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co., and any successor that issues nationally accepted securities ratings.

     "Environmental Claim" shall mean any investigation, notice, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien (or other restriction on transferability of the Properties), proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to or in connection with any Release or actual or alleged violation of any Environmental Law, or (b) in connection with any Hazardous Material, from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Material or arising under any Environmental Law, or any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

     "Environmental Damages" shall mean any and all losses, liabilities, judgments, decrees, fines, penalties, damages, obligations, expenses, amounts paid in settlement and investigation and costs and charges of any kind, including but not limited to, attorney's and investigation fees, relating in any way whatsoever to, or arising, either directly or indirectly, from (a) any Release or threat of Release of any Hazardous Material or the presence of any Hazardous Materials in the soil or groundwater at the Properties, regardless of when or how discovered; (b) the violation of any Environmental Law at the Properties; or (c) any Environmental Claim in connection with the Properties, unless such Release or threat of Release, violation of Environmental Law, or Environmental Claim arises from a Hazardous Material present solely as a result of the gross negligence or willful misconduct of the Lessor.

     "Environmental Law" shall mean (a) any federal, state or local law or regulation in force prior to and during the Lease Term or any FMV Lease Term (or in force after the Lease or the relevant FMV Lease is in effect but applicable to the Lessee's conduct during the Lease Term or the related FMV Lease Term) relating to the handling, use, control, management, treatment, storage, disposal, Release or threat of Release of any Hazardous Material, including without limitation, the federal Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), 42 U.S.C. (S)(S) 9601 et seq., the federal Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S)(S) 6901 et seq., the federal Water Pollution Control Act ("CWA"), 33 U.S.C. (S)(S) 1251 et seq., the federal Clean Air Act ("CAA"), 42 U.S.C. (S)(S) 7401 et seq., the Toxic Substances Control Act ("TSCA"), 7 U.S.C. (S)(S) 136 et seq., the Safe Drinking Water Act ("SDWA"), 42 U.S.C. (S)(S) 300f et seq., the Occupation Safety and Health Act of 1970 (the "OSH Act"), 29 U.S.C. (S)(S) 651 et seq., all regulations promulgated thereunder and any similar state or local laws, rules or regulations, and (b) any and all requirements arising under applicable present and future federal, state or local laws, statutes, common law, rules, ordinances, codes, orders, licenses, permits, approvals, plans, authorizations, concessions, or the like, and all applicable judicial, administrative, and regulatory decrees, judgments, and orders in force prior to and during the Lean Term or any FMV Lease Term (or in force after the Lease or the relevant FMV Lease is in effect but applicable to the Lessee's conduct during the Lease Term or the related FMV Lease Term) relating to the protection of human health or the environment, including without limitation: (i) any and all requirements pertaining to reporting, licensing, authorizing, approving, permitting, investigating, and remediating emissions, discharges, releases, or threat of releases of any Hazardous Material into the indoor or outdoor air, surface water, groundwater, or land, or otherwise into the environment, or relating to the manufacture, operation, processing, distribution, use, treatment, storage, disposal, transport, handling or management of any Hazardous Material; and (ii) any and all requirements pertaining to the protection of the health and safety of employees or the public and/or the environment.

     "Environmental Permits" means any and all permits, licenses, authorizations, certificates and approvals of any Governmental Authority relating to or required by any Environmental Laws.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and as the same may be further amended, or any comparable successor federal statute.

     "Estate" shall have the meaning stated in Section 1.01 of the Indenture.

     "Event of Default" shall mean an Indenture Event of Default as specified in
Section 7.01 of the Indenture.

     "Event of Loss" shall mean the actual or constructive loss of all or substantially all of one or more Improvements or damage thereto which causes such Improvements to be irreparably damaged or uneconomical to repair in the opinion of a Responsible Officer of the Lessee.

     "Event of Taking" shall mean, with respect to any Property, (i) title to such Property shall have been taken by any Governmental Authority, (ii) use of such Property shall have been taken by any Governmental Authority, and such taking shall continue for a period in excess of the lesser of one year and the remaining Lease Term and (iii) occupancy or use of such Property shall have been prohibited for a continuous period in excess of the lesser of one year and the remaining Lease Term, as a result of any rule, regulation, order, or other action of any Governmental Authority.

     "Excepted Payments" shall mean and include payments with respect to (i) any indemnity (whether or not Rent) which is payable directly to the Lessor, the Trust Company, the Co-Trustee, the Owner Participant or any of their Affiliates, including, without limitation, amounts payable under Article VIII of the Participation Agreement or the Tax Indemnification Agreement, (ii) any amounts of Supplemental Rent payable to the Lessor, the Owner Participant or any of their Affiliates pursuant to Section 3.4 of the Lease, with respect to any late payment of any amount which is otherwise an Excepted Payment, (iii)(A) insurance proceeds, if any, payable to the Lessor or the Owner Participant under insurance maintained pursuant to the last sentence of Section 11.1 of the Lease by the Lessor or the Owner Participant with respect to the Properties, or (B) proceeds of public liability or property damage insurance maintained under Sections 11.1(c) or 11.1(d) of the Lease for the benefit of the Lessor or the Owner Participant or payments with respect to self insurance or policy deductibles in lieu thereof, (iv) payments owed to Lessor under Section 9.2(d) of the Lease,
(v) any amount payable to the Lessor or the Owner Participant, as the case may be, by any transferee permitted under Article VII of the Participation Agreement as the purchase price of any property being transferred in accordance with the terms thereof, (vi) any amount payable to the Owner Participant or the Owner Trustee in connection with an equity financing of any Alterations in accordance with Section 11.1(a) of the Participation Agreement and (vii) all rent and other amounts payable under any FMV Lease.

     "Excepted Rights" shall mean (a) all rights with respect to Excepted Payments of the Person entitled thereto; (b) all rights and privileges expressly reserved to the Owner Trustee and the Owner Participant exclusively or jointly with the Indenture Trustee pursuant to Sections 18.01-18.05 of the Indenture for the periods specified in the Indenture; (c) as and to the extent provided for in the Operative Documents, the right of the Owner Trustee or the Owner Participant, but not to the exclusion of the Indenture Trustee, the Pass Through Trustee or any other Person, (i) to receive information which the Lessee is required to give or furnish to the Owner Trustee or the Owner Participant pursuant to any Operative Document and (ii) to inspect the Properties and all records relating thereto; (d) the right of the Owner Trustee, subject to Article 4 of the Lease, to adjust Basic Rent and Stipulated Loss Value as provided in
Article 4 of the Lease; (e) all rights of the Owner Trustee (in its individual capacity) or the Owner Participant under Article VIII of the Participation Agreement and the right to demand, collect, sue for otherwise obtain all payments of an indemnity under the Tax Indemnification Agreement or under
Article VIII of the Participation Agreement; (f) so long as no Event of Default shall have occurred and be continuing, as and to the extent provided for in the Operative Documents, all rights of the Owner Trustee or the Owner Participant, together with the Indenture Trustee, to enter into, execute and deliver amendments, modifications, waivers or consents in respect of any provision of the Lease; (g) all rights of the Owner Trustee or the Owner Participant, respectively, on account of any Excepted Payments; provided that the Owner Trustee and the Owner Participant shall not have any remedy or right with respect to such failure to pay by the Lessee except independent suit against the Lessee for payment only; and provided, further, such failure to pay shall not preclude the Indenture Trustee from declaring the Lease to be in default pursuant to Article 19 thereof or to exercise remedies subsequent thereto, in each case in connection with any other Event of Default not related to any Excepted Payment or Excepted Right; (h) so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall have the right, but not to the exclusion of the Indenture Trustee, except as specifically provided for herein or in the Indenture to exercise the rights, elections and options of the Owner Trustee under (but not the right to receive any payment by the Lessee pursuant to) (i) Articles 6 and 14 of the Lease relating to early termination of the Lease and (ii) the giving of notice to the Lessee of nonpayment of Rent, any failure to perform any covenant or observe any terms of any Operative Document or any misrepresentation pursuant to Article 18 of the Lease; (i) so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall have the right, to the exclusion of the Indenture Trustee, to exercise the rights, elections and options of the Owner Trustee under (but not the right to receive any payment by the Lessee pursuant to) (i) Article 5 of the Lease relating to any renewal of the Lease Term by the Lessee, (ii) Article 12 of the Lease relating to the return of the Properties (other than the surrender of a Property in connection with a Lease Event of Default), and (iii) subject to the Indenture, Articles 6 and 14 of the Lease and Section 9.3 of the Participation Agreement relating to the making and evaluation of bids relating to the Properties and the right of the Owner Trustee to retain such Properties and to prepay the Allocable Portion of the Notes in connection therewith; (j) the right of the Owner Trustee, but not to the exclusion of the Indenture Trustee or the Pass Through Trustee, to seek specific performance of the covenants of the Lessee under the Lease relating to the use, protection, insurance and maintenance of the Properties (but excluding any right to declare the Lease to be in default and to enforce any remedies under Article 19 thereof) and to maintain separate insurance with respect to the Properties pursuant to Article 11 of the Lease; (k) so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall have, to the exclusion of the Indenture Trustee, the right to determine whether the Non-Disturbance Criteria have been satisfied and/or waive portions thereof in connection with any Senior Sublease requested pursuant to Section 16.1 of the Lease, and (l) all rights in, to and under any FMV Lease.

     "Excess Amounts" shall have the meaning set forth in Section 6.22 of the Participation Agreement.

     "Existing Subleases" shall mean the leases listed on Exhibit A to the Participation Agreement.

     "Fair Market Rental Value" with respect to the Properties (or a portion thereof) shall mean the fair market rental value that would be obtained in an arm's-length transaction for cash between an informed and willing lessee (other than a lessee in possession) and an informed and willing lessor, neither of whom
(i) is under any compulsion to lease such Properties or (ii) is an Affiliate of the Lessor, the Owner Participant or the Lessee. Such fair market rental value shall be calculated assuming that (a) such Properties are in the condition and state of repair required under the Lease and (b) the Lessee is in compliance with the requirements of the Operative Documents to which it is a party; provided, however, that such assumptions shall not be made in connection with any determination of Fair Market Rental Value under Article 19 of the Lease. If the applicable parties are unable to agree upon Fair Market Rental Value, it shall be determined by the Appraisal Procedure.

     "Fair Market Sales Value" with respect to the Properties (or a portion thereof) shall mean the fair market sales value that would be obtained in an arm's-length transaction between an informed and willing buyer (other than a buyer in possession) and an informed and willing seller, neither of whom (i) is under any compulsion to buy or sell or (ii) is an Affiliate of the Lessor, the Owner Participant or the Lessee. The fair market sales value shall be determined on the assumptions that: (a) such Properties are in at least the condition and state of repair required under the Lease or the relevant FMV Leases; (b) Lessee is in compliance with the requirements of the Operative Documents to which it is a party and (c) for purposes of Section 9.3 of the Participation Agreement only, such Properties are subject to the Lease or the FMV Leases; provided, however, that assumptions (a) and (b) shall not be made in connection with any determination of Fair Market Sales Value under Article 19 of the Lease or the FMV Leases. If the applicable parties are unable to agree upon Fair Market Sales Value, it shall be determined by the Appraisal Procedure.

     "Fair Market Value Renewal Term" shall have the meaning given such term in
Section 5.1 of the Lease or the FMV Leases, as applicable.

     "Federal Funds Rate" shall mean, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System (including any such successor, "H.15(519)") for that day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for that day will be the rate set forth in the daily statistical release designated as the Composite 3:30 P.M. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 P.M. Quotations") for that day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such day is not yet published in either H.15(519) or the Composite 3:30 P.M. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 am., New York time, on that day by each of three leading broken of Federal funds transactions in New York City, selected by the Lessee.

     "Filing" shall have the meaning set forth in Section 8.2(f) of the Participation Agreement.

     "Final Payment Date" shall have the meaning set forth in Section 19.1(e) of the Lease.

     "Fixed Rate Renewal Rent" shall mean the amount which is the lesser of (i) the product of the Average Annual Rent Factor times the aggregate Lessor's Cost of all Properties to be made subject to a Fixed Rate Renewal Term and (ii) the Fair Market Rental Value for such Properties under the terms of the Lease.

     "Fixed Rate Renewal Term" shall have the meaning given such term in Section
5.1 of the Lease.

     "FMV Lease" shall mean a lease substantially in the form of Exhibit A to the Lease.

     "FMV Lease Term" as to a Property shall mean the term of an FMV Lease with respect to such Property.

     "FMV Properties" shall have the meaning specified in Section 3.1(c) of the Lease.

     "Four Year Properties" shall have the meaning set forth in Section 5.1 of the Lease.

     "GAAP" shall mean generally accepted accounting principles in the United States as in effect from time to time consistently applied.

     "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Laws and Regulations, and shall include, without limitation, all citings, environmental and operating permits and licenses that are required for the use, occupancy, zoning and operation of the Properties.

     "Governmental Authority" shall mean any federal, state, county, municipal or other governmental or regulatory authority, agency, board, body, commission, instrumentality, court or quasi-governmental authority.

     "Guarantor Merger" shall have the meaning set forth in Section 6.29 of the Participation Agreement.

     "Guarantor Transfer" shall have the meaning set forth in Section 6.29 of the Participation Agreement.

     "Hazardous Material" shall mean any substance or material: (a) the presence of which requires investigation or remediation under any Environmental Law; (b) which is or becomes regulated prior to and during the Lease Term (or in force after the Lease is in effect but applicable to the Lessee's conduct during the Lease Term) by any Governmental Authority, including without limitation, any substance or waste material which is defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "industrial waste," "hazardous substance," "solid waste," "hazardous material," "pollutant" or "contaminant" under any Environmental Law; (c) which contains gasoline, diesel fuel or other petroleum hydrocarbons or a petroleum derivative; (d) which contains polychlorinated biphenyls ("PCBs"), asbestos or urea formaldehyde; or
(e) which is explosive, corrosive, flammable, infectious, radioactive, toxic, carcinogenic, mutagenic or otherwise hazardous.

     "Holders" shall have the meaning set forth in Section 1.01 of the Indenture.

     "Improved Properties" shall have the meaning given such term in Section 9.2(b) of the Lease.

     "Improvement" shall mean each of, and "Improvements" shall mean all of the buildings and related improvements, and fixtures attached to or located on the Land and listed on Schedule 3 to the Lease, and all substitutions and replacements thereof and all personal property listed on Schedule 3 to the Lease, but excluding all personal property (other than the personal property listed on Schedule 3 to the Lease, and including all substitutions and replacements thereof, which shall be deemed part of the Improvements) and trade fixtures (together such excluded personal property and trade fixtures are referred to as, "Lessee's Business Equipment").

     "Improvements Cost" for a Property means the amount specified in Schedule 3 to the Lease.

     "Indemnitee" shall mean the Lessor (in its individual capacity and as trustee), the Owner Participant, the Pass Through Trustee (in its individual capacity and as trustee), the Indenture Trustee (in its individual capacity and as trustee), the Co-Trustee (in his individual capacity and as trustee), each of the Deed of Trust State Trustees (in his individual capacity and as trustee), the Certificateholders, any additional, separate or co-trustee appointed in accordance with the terms of the Indenture or the Trust Agreement, the Pass Through Trust, the Trust Estate and the Estate and the respective successors, assigns, servants, employees, officers, directors, shareholders, Affiliates, partners and agents of any thereof.

     "Indemnitee Group" with respect to an Indemnitee shall mean any Affiliate, agent, director, successor, transferee, predecessor, servant, shareholder, partner, member, agent, officer and employee of such Indemnitee and (i) in the case of any Holder of a Note shall also include the Indenture Trustee (to the extent that the Indenture Trustee is acting in accordance with the direction of such Holder) and its Indemnitee Group, (ii) in the case of any holder of a Pass Through Certificate shall also include the Indenture Trustee and the Pass Through Trustee (to the extent the Pass Through Trustee or the Indenture Trustee, respectively, is acting in accordance with the direction of such holder), and its Indemnitee Group and (iii) in the case of the Owner Participant shall also include the Lessor (to the extent the Lessor is acting in accordance with the express instructions of the Owner Participant).

     "Indenture" or "Trust Indenture" shall mean the Indenture, Mortgage, Deed of Trust, Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement (2003-A) dated as of May 23, 2003 among the Lessor, the Deed of Trust State Trustees named therein and the Indenture Trustee; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

     "Indenture Trustee" shall mean Wells Fargo Bank Northwest, National Association, a national banking association, as indenture trustee under the Indenture, and each successor indenture trustee and co-indenture trustee thereunder.

     "Indenture Trustee's Liens" shall mean Liens against the Estate that result from acts of, or any failure to act by, or as a result of Claims against, the Indenture Trustee, in its individual and/or fiduciary capacity, unrelated to the transactions contemplated by the Operative Documents or that result from a violation or are in breach of any covenant or agreement of the Indenture Trustee, in its individual and/or fiduciary capacity, set forth in any of the Operative Documents, unless such action or failure to act is consented to by the Lessee or is a result of the occurrence or continuance of an Event of Default.

     "Indenture Trustee's Office" shall mean the office of the Indenture Trustee located at MAC: U1228-120, 229 South Main Street, Salt Lake City, Utah 84111,
Attention: Corporate Trust Department, AFR Lease-Backed CTL, Series 2003-A or such other office as may be designated by the Indenture Trustee to the Lessor, the Lessee and each holder of a Property.

     "Inspecting Parties" shall have the meaning specified in Section 17.1 of the Lease or the FMV Leases, as applicable.

     "Institutional Investor" shall mean a corporate finance company, a securities company, a bank, trust company or savings and loan association, an insurance company, a collective investment fund, a mutual fund, an investment company, an endowment, a foundation, an educational institution or a real estate investment trust or any other Person, in each case organized under the laws of the United States or any state or political subdivision thereof which is generally recognized in the financing or real estate field as an institutional investor and which owns real property which is net leased to major United States corporations, but only if such entity is directly or indirectly wholly owned by an entity whose consolidated total assets (not including the Properties or the Operative Documents) is in excess of $300,000,000.

     "Insurance Proceeds" has the meaning specified in Section 14.1 of the Lease.

     "Interest Payment Date" shall mean each January 10 commencing January 10, 2004.

     "Interest Rate" shall mean the rate of interest specified in the Notes (other than the Overdue Rate).

     "Land" shall mean the land described in Schedule 3 to the Lease and all easements and rights appurtenant thereto.

     "Lease" shall mean the Amended and Restated Lease Agreement dated as of May 23, 2003 between the Lessor and the Lessee.

     "Lease C" shall have the meaning set forth in recitals to the Lease.

     "Lease D" shall have the meaning set forth in recitals to the Lease.

     "Lease Default" shall mean any event, condition or failure which, with notice or lapse of time or both, would become a Lease Event of Default.

     "Lease Event of Default" shall mean any event or condition designated as a "Lease Event of Default" in Article 18 of the Lease.

     "Lease Term" with respect to a Property shall mean (a) the full term of the Lease, including the Basic Term and any Renewal Terms as to which the Lessee exercises a renewal option pursuant to Section 5.1 of the Lease or (b) such shorter period as may result from earlier termination of the Lease with respect to such Property as provided in the Lease.

     "Leased Premises" shall mean, with respect to any Property, the portion of such Property which is leased to the Lessee pursuant to the Lease.

     "Lender Tax Indemnitee" shall have the meaning given such term in Section 8.2(b)(vi) of the Participation Agreement.

     "Lessee" shall mean Bank of America, N.A., its permitted successors and assigns.

     "Lessee's Actual Knowledge" shall mean the actual knowledge of Robert M. Patterson, Michael F. Hord or Chuck Dunn.

     "Lessee-Controlled Contest" shall have the meaning set forth in Section 8.2(e) of the Participation Agreement.

     "Lessor" shall mean the Owner Trustee with respect to the Properties not in the Co-Trustee States and the Co-Trustee with respect to the Properties in the Co-Trustee States solely for the purpose of acquiring, holding, transferring, mortgaging and otherwise granting security interests with respect thereto and owning such Properties to the extent of the rights, power, duties and obligations conferred on the Co-Trustee pursuant to the Trust Agreement.

     "Lessor Liens" shall mean Liens on or against the Properties, the Estate, the Operative Documents, or any payment of Rent arising as a result of (i) Claims against or affecting the Lessor, the Trust Company, the Owner Participant or the Recourse Guarantor or any Affiliate of any of them in each case not related to the transactions contemplated by the Operative Documents; (ii) any act or omission of the Lessor, the Trust Company, the Owner Participant or the Recourse Guarantor or any Affiliate of any of them that is not related to the transactions contemplated by the Operative Documents or that is in breach of any covenant or agreement of the Lessor, the Trust Company, the Owner Participant or the Recourse Guarantor set forth in any of the Operative Documents, (iii) Taxes imposed upon the Lessor, the Trust Company, the Owner Participant or the Recourse Guarantor or any Affiliate of any of them that are not required to be indemnified against by the Lessee pursuant to the Participation Agreement and which are not the obligations of any other party to the Operative Documents and
(iv) Remainderman Liens.

     "Lessor's Cost" as to a Property shall be the amount so designated on
Schedule 3 to the Lease, as modified (if applicable) pursuant to Section 6.1(g) of the Lease.

     "Lien" shall mean any lien, mortgage, deed of trust, security title, encumbrance, pledge, charge, lease, easement, servitude, right of others or security interest of any kind, including any thereof arising under any conditional sale or other title retention agreement.

     "Loss" shall have the meaning specified in the Tax Indemnification
Agreement.

     "MAI" shall mean a certified member of the American Institute of Real Estate Appraisers or successor organization, who shall have at least five years' experience in appraising commercial properties in the area in which the Property to be appraised is located.

     "Majority in Interest of Note Holders" shall have the meaning specified in
Section 1.01 of the Indenture for the term "Majority in Interest of Secured Note Holders".

     "Maryland Short Form Agreement" shall mean the Short Form Agreement to be filed in Maryland relating to the Properties located there.

     "Maryland Security Documents" shall have the meaning specified in Section
1.01 of the Indenture; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

     "Maximum Loan to Collateral Value Ratio" shall mean, for any period specified below, the ratio set forth below opposite such period:

                    Period                                     Ratio
                    ------                                     -----

From the date hereof through January 31, 2005                0.75 to 1
From February 1, 2005 through January 31, 2009               0.65 to 1
and thereafter                                               0.45 to 1

     "Maximum Term" has the meaning specified in Section 5.1 of the Lease.

     "Moody's" shall mean Moody's Investors Service, Inc., and any successor that issues nationally accepted securities ratings.

     "NAIC" shall mean the National Association of Insurance Commissioners.

     "Net Casualty Proceeds" shall mean the compensation and/or insurance payments net of the expenses of collecting such amounts received by the Indenture Trustee, the Lessor or the Lessee in connection with an Event of Loss or a Casualty.

     "Net Condemnation Proceeds" shall mean any award or compensation net of the expenses of collecting such amounts received by the Owner Participant, the Indenture Trustee, the Lessor or the Lessee in connection with an Event of Taking or a Condemnation.

     "Net Proceeds" shall mean Net Casualty Proceeds and Net Condemnation Proceeds.

     "Non-Consolidation Opinion" shall have the meaning set forth in Section 3.1(j) of the Participation Agreement.

     "Non-Disturbance Criteria" shall have the meaning given such term in
Section 16.1 of the Lease or the FMV Leases, as applicable.

     "Nonseverable" shall describe an Alteration or part of an Alteration which cannot be readily removed from a Property without causing material damage to such Property.

     "Note" shall have the meaning given such term in Section 1.01 of the Indenture; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

     "Notice of Termination" shall have the meaning specified in Article 6 of the Lease or the Partial Occupancy Leases, as applicable.

     "OCC" shall have the meaning set forth in Section 5.3(b) of the Participation Agreement.

     "Offered Asset" shall have the meaning set forth in Section 9.1 of the Participation Agreement.

     "Offeree" shall have the meaning set forth in Section 9.1 of the Participation Agreement.

     "Offeror" shall have the meaning set forth in Section 9.1 of the Participation Agreement.

     "Officer's Certificate" of a Person means a certificate signed by a Responsible Officer of such Person or, if such Person is an individual, signed by such individual.

     "One Year Properties" shall have the meaning set forth in Section 5.1 of the Lease.

     "Operative Documents" shall mean the Lease, the Participation Agreement, the Short Form Agreement, the Notes, the Pass Through Certificates, the Indenture, the Maryland Security Documents, the Pass Through Trust Agreement, the Tax Indemnification Agreement, the Maryland Short Form Agreement, the Assignments of Warranties, the Trust Agreement, the Residual Value Insurance policy and the Recourse Guaranty.

     "Original Closing Date" shall mean June 10, 1997.

     "Original Leases" shall mean Lease C and Lease D.

     "Outstanding" when used with respect to the Notes, means as of the date of determination, all Notes theretofore issued and delivered under the Indenture, except:

          (i) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

          (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount is on deposit with the Indenture Trustee, provided that such Notes are to be redeemed and notice of such redemption has been duly given and not revoked or otherwise withdrawn pursuant to the Indenture; and

          (iii) Notes paid in full, or in exchange for which, or in lieu of which, other Notes have been authenticated and delivered pursuant to the Indenture.

     "Overall Transaction" means all the transactions and activities referred to in or contemplated by the Operative Documents.

     "Overdue Rate" shall mean the lesser of (a) the highest interest rate permitted by Applicable Law and (b) an interest rate per annum (calculated on the basis of a 360-day year and twelve 30-day months) equal to the Interest Rate plus 2%.

     "Owner Participant" shall mean First States Investors 3500, LLC, a Delaware limited liability company.

     "Owner Trustee" shall mean U.S. Bank National Association, a national banking association, not in its individual capacity, except as expressly stated in the Operative Documents, but solely as Owner Trustee under the Trust Agreement, as successor to State Street Bank and

Trust Company of Connecticut, National Association, and the Co-Trustee, appointed by the Owner Trustee pursuant to Section 9.2 of the Trust Agreement to serve as trustee of the Lessor Properties in each of the Co-Trustee States solely for the purpose of acquiring, holding, transferring, mortgaging and otherwise granting security interests with respect thereto and owning such Properties to the extent of the rights, powers, duties and obligations conferred on the Co-Trustee pursuant to the Trust Agreement and any successor Owner Trustee appointed pursuant to Section 9.1 of the Trust Agreement.

     "Partial Occupancy Lease" means any lease entered into pursuant to Section 6.1(d)(ii) of the Lease.

     "Participants" shall mean the Owner Participant, the Holders, the Purchasers and the Pass Through Trustee.

     "Participation Agreement" shall mean the Participation Agreement (2003-A) dated as of May 23, 2003 among the Lessor, the Lessee, the Indenture Trustee, the Pass Through Trustee, the Owner Participant and the Recourse Guarantor.

     "Pass Through Certificate" shall mean any Pass Through Certificate issued pursuant to the Pass Through Trust Agreement; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

     "Pass Through Trust" shall mean the Pass Through Trust created pursuant to the Pass Through Trust Agreement.

     "Pass Through Trust Agreement" shall mean the Pass Through Trust Agreement dated as of May 23, 2003 between the Lessor and the Pass Through Trustee; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

     "Pass Through Trustee" shall mean Wells Fargo Bank Northwest, National Association, a national banking association, in its capacity as trustee under the Pass Through Trust Agreement, and such other person that may from time to time be acting as successor trustee under any such Pass Through Trust Agreement.

     "Permitted Investments" shall mean (i) obligations of the United States of America, or fully guaranteed as to interest and principal by the United States of America, maturing in not more than six months from the date such investment is made, (ii) certificates of deposit having a final maturity of not more than 30 days after the date of issuance thereof of any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $300,000,000 and with a senior unsecured debt credit rating of at least Aaa by Moody's and AAA by Duff & Phelps, (iii) commercial paper, rated P-1 (or better) by Moody's and D-l+ (or better) by Duff & Phelps, having a remaining term until maturity of not more than 90 days from the date such investment is made and (iv) investments in shares of a money market fund or investment fund the assets of which consist only of the types of investments described in (i) above and which fund is rated at least AAA by Duff & Phelps and Aaa by Moody's.

     "Permitted Liens" shall mean (a) the respective rights and interests of the parties under the Operative Documents, (b) Lessor Liens and Indenture Trustee Liens, (c) Liens for Taxes either not yet delinquent or being contested in good faith and by appropriate proceedings, so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of any part of the Properties, title thereto or any interest therein, and shall not interfere with the use or disposition of the Properties or the payment of Rent, (d) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens for amounts either not yet delinquent or being contested diligently and in good faith and by appropriate proceedings so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of any part of the Properties, title thereto or any interest therein and shall not interfere with the use or disposition of the Properties or the payment of Rent, (e) Liens arising out of judgments or awards with respect to which at the time an appeal or proceeding for review is being prosecuted diligently and in good faith or which have been bonded or for the payment of which adequate reserves shall have been provided, (f) easements, rights of way, reservations, servitude and rights of others against the Properties which (x) are listed on Schedule B of the Title Policies or in the deeds with respect to the Properties delivered in connection with the closing which occurred on the Original Closing Date, (y) are granted pursuant to Section 21.12 of the Lease, or (z) singly or in the aggregate do not
(i) materially reduce the Fair Market Sales Value of the Properties, (ii) materially interfere with or result in a detriment to the conduct of the Lessee's business on the Properties pursuant to the Lease, (iii) materially impair the usefulness of the Properties or (iv) impair the Lessor's or the Owner Participant's interest or the Indenture Trustee's Lien on any portion of the Estate and (g) assignments, leases and subleases expressly permitted by the Operative Documents.

     "Permitted Use" shall have the meaning given such term in Section 10.2 of the Lease.

     "Person" shall mean individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, nonincorporated organization or government or any agency or political subdivision thereof.

     "Placement Agent" shall mean Banc of America Securities, LLC.

     "Principal Indemnitee" shall mean Lessor, the Trust Company, the Owner Participant, Indenture Trustee, Pass Through Trustee or any Certificateholder.

     "Property" shall mean each of and "Properties" shall mean all of the Improvements and related Land.

     "Property" shall mean each of and "Properties" shall mean all of the Improvements and the Land noted on Schedule 3 to the Lease.

     "Purchasers" shall mean the purchasers of the Pass Through Certificates pursuant to the Certificate Purchase Agreement.

     "Rating Test" as of any date means that the Lessee's long-term senior unsecured debt obligations are rated at least BBB (or its equivalent) by Duff & Phelps and Baa2 (or its equivalent) by Moody's at that date; provided that if the Lessee is rated by only one of Duff & Phelps or Moody's, such obligations shall have such rating from Duff & Phelps or Moody's, as the case may be, and a comparable rating from one of Fitch Investors Service, S&P or another nationally recognized rating agency.

     "Record Date" shall have the meaning set forth in Section 1.01 of the Indenture.

     "Recourse Guarantor" shall mean any Person providing a Recourse Guaranty.

     "Recourse Guaranty" shall mean the Guaranty relating to the Lessor's obligations dated as of the Closing Date issued by the Recourse Guarantor in favor of the Indenture Trustee and any other Guaranty issued in favor of the Indenture Trustee pursuant to Section 7.4 of the Participation Agreement.

     "Redemption Premium" shall have the meaning set forth in Section 1.01 of the Indenture.

     "Refinancing" has the meaning set forth in Section 10.2 of the Participation Agreement.

     "Regulated Activity" shall mean the Release, generation, treatment, storage, recycling, transportation or disposal of Hazardous Material to the extent such activities are regulated by any Governmental Authority.

     "Regulations" shall mean the income tax regulations promulgated from time to time under and pursuant to the Code.

     "Release" shall mean any spilling, leaking, seeping, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into, upon or under any land, water or air, or otherwise into the indoor or outdoor environment as further defined under applicable Environmental Law.

     "Remainderman Liens" shall mean any Lien on or against the Properties, the Operative Documents, or any part thereof arising as a result of (i) Claims against or affecting the Remainderman or any Affiliate of the Remainderman in each case not related to the transactions contemplated by the Operative Documents; (ii) any act or omission of the Remainderman or any Affiliate of the Remainderman that is not related to the transactions contemplated by the Operative Documents or that is in breach of any covenant or agreement of the Remainderman set forth in any of the Operative Documents; and (iii) Taxes imposed upon the Remainderman or any Affiliate of the Remainderman that are not required to be indemnified against by the Lessee pursuant to the Participation Agreement and which are not the obligations of any other party to the Operative Documents. For purposes of this definition, "Remainderman" shall mean each of

REMAN 1997-C, Inc., a New Jersey corporation and REMAN 1997-D, Inc., a New Jersey corporation.

     "Renewal Term" shall have the meaning specified in Section 5.1 of the Lease.

     "Rent" shall mean Basic Rent and Supplemental Rent, collectively.

     "Rent Payment Dates" shall mean each date set forth on Schedule 4 to the Lease on which Basic Rent is due; and, in the event there are one or more Renewal Terms, the first day of such Renewal Term, and each six-month anniversary thereof through and including six months before the last day of the last Renewal Term.

     "Replacement Parts" shall have the meaning set forth in Section 9.1 of the Lease.

     "Requirement" shall having the meaning set forth in Section 8.2(b)(xiv) of the Participation Agreement.

     "Residual Value Insurance" shall mean that certain residual value insurance policy, in form and substance satisfactory to the Pass Through Trustee and the Indenture Trustee, issued by the Residual Value Insurer which insures, subject to the terms stated in such policy, the amount scheduled to be due on the Notes at maturity.

     "Residual Value Insurer" shall mean R.V.I. America Insurance Company.

     "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Vice President (whether or not designated by a number or a word or words added before or after the title "Vice President", including any Assistant Vice President), the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer (or any Person with a title comparable to the foregoing).

     "S&P" shall mean Standard & Poor's Rating Group, a division of McGraw-Hill, Inc., and any successor that issues nationally accepted securities ratings.

     "Sale" shall having the meaning set forth in Section 7.4 of the Participation Agreement.

     "Scheduled Basic Rent" has the meaning set forth in Section 3.1(a) of the Lease.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Security Documents" shall mean the Indenture, the Maryland Security Documents and the Notes.

     "Senior Subleases" shall mean the Existing Subleases, subleases which satisfied at their inception the Non-Disturbance Criteria, subleases identified on Exhibit C to the Participation Agreement and other subleases as to which the Lessor has executed a Subordination and Nondisturbance Agreement.

     "Severable" shall mean all Alterations that are not Nonseverable.

     "Short Form Agreement" shall mean the agreement entered into dated as of May 23, 2003 among the Lessee, the Lessor, the Indenture Trustee, the Pass Through Trustee, the Owner Participant and the Recourse Guarantor that provides notice of the provisions contained in Article IX of the Participation Agreement and the Lease or the FMV Leases, as applicable, and which will be recorded in the appropriate land records offices in certain of the jurisdictions where be Properties are located.

     "Special Default" shall mean a Lease Default under Sections 18(a), (b), (c) or (e) of the Lease.

     "Square Feet" shall mean the number of square feet of rentable area in the Properties. Rentable area shall be defined as and measured and determined in accordance with the most recent definitions and conversion formulas developed by the Building Owners and Managers Association (BOMA) International in effect as of the Closing Date. The Square Feet of an entire Property shall be deemed for all purposes the amount set forth therefor in Schedule 3 to the Lease.

     "State" shall mean any State or Commonwealth of the United States and the District of Columbia.

     "Stipulated Loss Value" as of any Stipulated Loss Value Date during the Basic Term shall mean the amount calculated with respect to any Property by multiplying the percentage set forth opposite such date in Schedule 1 to the Lease by the Lessor's Cost for such Property, and, as of any date during the Renewal Term, shall mean the amount determined in accordance with Article V of the Lease.

     "Stipulated Loss Value Date" shall mean each date shown on Schedule 1 to the Lease and, during a Renewal Term, each Rent Payment Date.

     "Subordination and Non-disturbance Agreement" shall mean an agreement substantially in the form of Exhibit D to the Lease entered into by Lessor, Indenture Trustee and a sublessee of part or all of a Property or a subordination, non-disturbance and attornment agreement entered into prior to the Closing Date with respect to the subleases identified on Exhibit C to the Participation Agreement.

     "Subsidiary" shall mean, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interest having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity

(irrespective of whether or not at the time securities or other ownership interest of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person. "Wholly-Owned Subsidiary" of any Person shall mean any corporation of which all of the outstanding shares of capital stock having such ordinary voting power (except for directors' qualifying shares) are so owned or controlled. Unless the context otherwise requires, "Subsidiary" shall mean a Subsidiary of the Lessee.

     "Successor Lessor" shall have the meaning set forth in Section 12.12(c) of the Participation Agreement

     "Supplemental Rent" shall mean any and all amounts, liabilities and obligations other than Basic Rent which the Lessee assumes or agrees or is otherwise obligated to pay under the Lease or any other Operative Document to which Lessee is a party (whether or not designated as Supplemental Rent) to the Lessor or any other party, including, without limitation, Stipulated Loss Value, Fair Market Rental Value and Fair Market Sales Value payments, Redemption Premium and indemnities and damages for breach of any covenants, representations, warranties or agreements.

     "Surrendered Premises" means with respect to any Property, all portions of such Property which are either (a) terminated from the Lease pursuant to Sections 3.1(c) or 6.1(a) thereof and not leased to the Lessee pursuant to a FMV Lease or a Partial Occupancy Lease or (b) subject to an AFR Sublease.

     "Tax Assumptions" shall have the meaning set forth in the Tax Indemnification Agreement.

     "Tax Indemnification Agreement" shall mean the Tax Indemnification Agreement dated as of May 23, 2003 between the Owner Participant and the Lessee.

     "Tax Indemnitee" shall have the meaning set forth in Section 8.2(i) of the Participation Agreement.

     "Taxes" shall mean any and all present or future liabilities, losses, expenses and costs of any land whatsoever that are fees (including without limitation, license fees, documentation fees and registration fees), taxes (including without limitation, income, gross or net income, gross or net receipts, sales, use, value added, franchise, business, transfer, capital property (tangible and intangible), municipal assessments, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings, together with any penalties, fines or interest thereon or addition thereto (any of the foregoing being referred to herein individually as a "Tax"), imposed by any foreign or any United States Federal, state or local taxing authority.

     "Terminating Event" shall have the meaning specified in Section 6.4 of the Lease.

     "Termination Date" shall have the meaning specified in Article 6 of the Lease.

     "Termination Transferee" with respect to any Property terminated from the Lease, shall mean the Recourse Guarantor or an Affiliate of the Recourse Guarantor.

     "Title Insurance Company" shall mean Chicago Title Insurance Company.

     "Title Policies" shall mean the title insurance policies issued pursuant to
Section 3.1(p) of the Participation Agreement.

     "Total Joint Maximum Cumulative Percentage" means as of any Anniversary, the percentage identified in Section 6.1 (a) of the Lease.

     "Total Original Lessor's Cost" shall mean $323,023,465.00.

     "Transaction Costs" shall mean the following reasonable fees, expenses, disbursements and costs incurred in connection with the preparation, execution and delivery of the Operative Documents and the consummation of the Overall
Transaction: (i) the fees and expenses of (w) the Owner Trustee, the Pass Through Trustee and the Indenture Trustee and any of their respective co-trustees, (x) the Appraiser, (y) the independent experts retained in connection with performing a phase I environmental survey and engineering study of the Properties and any other work done pursuant to Section 3.1(r) of the Participation Agreement, and (z) the independent surveyors; (ii) the fees and out-of-pocket expenses of the Placement Agent; (iii) the cost of the Title Policies and the Residual Value Insurance; (iv) transfer and recording taxes and costs; and (v) the out-of-pocket expenses of the Lessee, Lessor and the Owner Participant and the fees and expenses of outside legal counsel of the Lessee, Lessor, the Owner Participant, the Placement Agent, the Pass Through Trustee and the Indenture Trustee, in all cases as capped or fixed by agreement with the Owner Participant.

     "Transaction Fee" shall have the meaning set forth in Section 7.4 of the Participation Agreement.

     "Transfer" shall having the meaning set forth in Section 7.4 of the Participation Agreement.

     "Transferee" shall having the meaning set forth in Section 7.4 of the Participation Agreement.

     "Transferor" shall having the meaning set forth in Section 7.4 of the Participation Agreement.

     "Trust" shall mean the trust created by the Trust Agreement.

     "Trust Agreement" shall mean the Amended and Restated Trust Agreement (1997-D) dated as of May 23, 2003 between Owner Participant as trustor and Owner Trustee as trustee.

     "Trust Company" shall mean U.S. Bank National Association, a national banking association.

     "Trust Estate" shall have the meaning given such term in the Trust
Agreement.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

     "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

     "Wintergreen Properties" shall have the meaning set forth in Section 5.1 of the Lease.